UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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2024

Notice of Annual Shareholders' Meeting and Proxy Statement

McDonald's

Chairman’s Letter

Dear McDonald’s Shareholders, Colleagues, Crew Members, Franchisees and Customers,

When Fred Turner first spoke to me about joining the McDonald’s Board of Directors, I was sold on the mission of creating clean and welcoming restaurants where families could enjoy a high-quality meal and a special time together. Nearly three decades later, as I write my last letter as Chairman of McDonald’s Board of Directors, I can’t help but be filled with immense pride for how much McDonald’s has grown.

It’s so inspiring to know that I’m part of one of the world’s most recognizable and successful brands that has delivered a total shareholder return of more than 2,000% in my time as a Board member. We’ve also more than doubled our restaurant count and expanded to more than 100 markets – which has been no easy feat.

McDonald’s Continues to be a Force for Good

And while it’s been an honor to be a part of so much throughout my tenure, as I reflect on the past year, I do so with the acknowledgement of the major issues and challenges at the forefront of our society … and with confidence that the Company remains well-positioned as I approach retirement from the Board.

In 2023, we saw the humanitarian crisis caused by the war in Ukraine persist, while the war in the Middle East emerged. At the same time, the world saw natural disasters, periods of unrest and continued economic impacts from these events and more.

It is a testament to McDonald’s stature as one of the world’s leading brands that - through it all - McDonald’s continues to stand in solidarity with all the communities it serves.

I feel immense pride in the entire McDonald’s System – our outstanding franchisees, suppliers, restaurant teams and employees – for the positive impact we are making in the world. Putting people and values first is at the heart of who we are as a McDonald’s family, and core to the success we’ve seen throughout the 28 years I’ve been part of the Board.

This past year, our customers and industry stakeholders took note of McDonald’s and our impact as a global brand leader. Brand trust, the measure of whether customers can count on us to do what we say, has risen. In addition, McDonald’s was recognized as one of the World’s Most Admired Companies by Fortune, #2 on the list of Top 50 Most Innovative Companies of 2023 by Fast Company and #5 on Kantar BrandZ 2023 Rankings of the Most Valuable Global Brands.

The Three-Legged Stool is the Bedrock of the McDonald’s System

It’s the reason why, despite the unprecedented challenges the world has faced over the past several years, McDonald’s continues to deliver.

It’s easy to drive by a McDonald’s restaurant and forget that what you’re seeing is not a big, global corporation, but a small business at work. Of the more than 40,000 McDonald’s restaurants around the world, approximately 95% of them are owned and operated by independent local franchisees.

McDonald’s connection to franchising goes deeper than simply being a model for business operations: it’s a relationship that has created tremendous opportunity and economic growth for thousands of small business owners worldwide. As we’ve all learned, when McDonald’s franchisees succeed, communities succeed. Local suppliers succeed. Families succeed. And our economies benefit.

McDonald’s partnerships with its suppliers have also never been stronger, with innovative initiatives underway that will keep McDonald’s green, growing, and positioned to lead for the long-term. To protect and enhance critical supply chains, the Company is working with suppliers, farmers and scientific advisors to implement regenerative agriculture practices. By aligning long-term business and impact strategies, McDonald’s is ensuring that its business and partners have the resilience not just to survive, but to thrive in the face of change to come.

2 2024 proxy statement

Chairman’s Letter

The Future is Golden

Putting people and values first is at the heart of who we are as a McDonald’s family, and core to the success we’ve seen throughout the 28 years I’ve been part of the Board. As the last individual on the Board of Directors who worked with and learned from Fred personally, it has been a privilege and honor to serve on our Board of Directors … and particularly serving the last eight years as Chairman. I also know the best is yet to come.

After careful deliberation about the best succession plan and governance structure to carry the Company forward, the Board determined this is the right moment for the Company to evolve the Board’s structure, re-combining the Chairman and CEO roles under Chris Kempczinski. In doing so, we will be returning the Board’s structure to a model that was in place for its first 40 years. Ray Kroc and Fred Turner recognized the complexity of our three-legged stool and understood the power of the combined role – a model in place at many of the world’s largest and best companies.

Your Board has supreme confidence in Chris’ ability to bring together the Chairman and CEO roles to herald in this new era. Now well into his fifth year as McDonald’s CEO, Chris has led the Brand through moments of intense change and challenge, including the global pandemic and McDonald’s exit from Russia. He is the architect of our Accelerating the Arches strategy and has been instrumental in delivering strong performance while refreshing our values and purpose and further embedding them into the fabric of the McDonald’s System.

The Board believes this change will accelerate and enhance its ability to exercise oversight and evolve strategy while remaining nimble and connected to today’s ever-changing business and social landscape. We are operating from a position of strength, and in this combined role, Chris will be uniquely placed to ensure McDonald’s advances in lockstep with today’s dynamic environment.

During my time at McDonald’s, I’ve been lucky to work with eight McDonald’s CEOs, and most recently, it has been an honor to work alongside Chris. As Chris steps into the combined Chairman and CEO role following our Annual Shareholders’ Meeting, Miles White will assume the role of Lead Independent Director. Importantly, the Board’s decision highlights its sustained commitment to strong governance.

Rest assured, the Board will maintain its commitment to ongoing refreshment, producing an appropriate balance of continuity and institutional knowledge, with fresh perspectives among our Directors. I am very pleased to welcome Mike Hsu as a nominee to the Board of Directors. A 30+ year veteran of the consumer products industry, Mike is Chairman of the Board and Chief Executive Officer for Kimberly-Clark Corporation. We look forward to leveraging Mike’s deep experience and expertise to help steer the Company toward continued growth and build on the strength of the Brand.

I could not be more confident that McDonald’s leadership team, guided by our talented and committed Board of Directors, unified by Chris at the helm as the new Chairman, and working together with the best franchisees and suppliers in our industry, will keep McDonald’s green and growing, while driving long-term value for the company’s shareholders and to the benefit of all our stakeholders and communities that we serve.

McDonald’s is not just the leading restaurant brand in the world, it is one of the leading consumer brands in the world.

I will be cheering for McDonald’s success for all my years to come.

Sincerely,

Enrique Hernandez, Jr.

Chairman of the Board

corporate.mcdonalds.com 3

Notice of 2024 Annual Shareholders’ Meeting

McDonald’s Corporation
110 North Carpenter Street, Chicago, Illinois 60607

Meeting Information

April 8, 2024

To McDonald’s Corporation Shareholders:

We will provide this Notice, the accompanying Proxy Statement, our 2023 Annual Report on Form 10-K and the form of proxy card, or the Notice of Internet Availability of Proxy Materials, beginning on or about April 8, 2024 to shareholders of record as of March 25, 2024.

May 22, 2024 9:00 a.m. Central Time We will have a virtual meeting at www.cesonlineservices.com/mcd24_vm

At our 2024 Annual Shareholders’ Meeting, you will be asked to vote upon the following proposals:	Proposal		Board’s Recommendation
	1	Election of 12 Directors to Serve Until our 2025 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	FOR each of our Board’s Director nominees
	2	Advisory Vote to Approve Executive Compensation	FOR
	3	Vote to Approve an Amendment to the Company’s Restated Certificate of Incorporation to Limit Liability of Officers as Permitted by Law	FOR
	4	Vote to Approve Amendments to the Company’s Restated Certificate of Incorporation to Implement Miscellaneous Changes	FOR
	5	Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2024	FOR
	6-11	Advisory Vote on Six Shareholder Proposals, Each Only If Properly Presented.	AGAINST each shareholder proposal

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement thereof, by or at the direction of our Board.

Important Voting Information:

Your Vote is Important.

Carefully review the proxy materials and vote your shares as promptly as possible, even if you plan to attend the virtual meeting.

Follow the instructions to the right to ensure your vote is received by 10:59 p.m. Central Time on May 21, 2024.

Internet:
Visit the website shown on your proxy card
Telephone:
Dial (800) 690-6903 (toll-free, 24/7)
Mail:
If you received a proxy card or voting instruction form by mail, mark, date, sign and return it in the postage-paid envelope furnished for that purpose

4 2024 proxy statement

Notice of 2024 Annual Shareholders’ Meeting

You should carefully review the accompanying Proxy Statement, which provides detailed information about the matters to be considered at the meeting. We encourage you to vote as promptly as possible, even if you plan to attend the virtual meeting.

Registered shareholders (who hold shares through our transfer agent, Computershare) and beneficial owners (who hold shares through a bank or brokerage account) may vote using one of the options noted above.

If you have questions or require assistance with voting, contact our proxy solicitation firm at:

Kingsdale Advisors
745 5th Avenue, Suite 500
New York, New York 10151
(855) 683-3113 (toll-free in North America)
(416) 867-2272 (outside of North America)
contactus@kingsdaleadvisors.com

How to Attend Our Virtual 2024 Annual Shareholders’ Meeting:

Shareholders must register in advance to ask questions or vote at the meeting by using the control number located on their Notice of Internet Availability of Proxy Materials, proxy card, voting instruction form or other communication. See “Meeting Logistics” on page 119. Only shareholders of record as of March 25, 2024 may attend the virtual meeting.

By order of our Board of Directors,

Desiree A. Ralls-Morrison
Executive Vice President, Global Chief Legal Officer And Secretary

Important Notice

Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be held on May 22, 2024. This notice, the accompanying Proxy Statement and our 2023 Annual Report on Form 10-K are available free of charge at www.proxyvote.com.

corporate.mcdonalds.com 5

6 2024 proxy statement

Proxy Summary

This summary highlights important information about McDonald’s Corporation (the “Company”), as well as other matters discussed elsewhere in this Proxy Statement. You should carefully review this entire Proxy Statement. We encourage you to vote as promptly as possible to ensure that your views are reflected, even if you plan to attend our virtual 2024 Annual Shareholders’ Meeting.

About McDonald’s

2023 Performance

~9%	Global Comparable Sales Growth in 2023

The Company’s Accelerating the Arches strategy continued to drive significant growth in 2023 despite ongoing macroeconomic pressures. The Company’s strong multi-year performance is evidence that the Company’s M-C-D strategic growth pillars have enabled the Company to continue to meet the evolving needs of our customers around the world.

~30%	Global Comparable Sales Growth since 2019

Despite strong, multi-year performance, we continue to focus on ways to improve. That is why, in late 2023, we detailed an evolution of Accelerating the Arches, which is described in more detail below. We believe this evolved strategy will allow us to continue to deliver sustained, long-term profitable growth for our System and stakeholders.

Company Values

We are guided by the five core values depicted below, which were defined as part of our Accelerating the Arches growth strategy with input from employees, franchisees, suppliers, and customers on what makes them proud to be part of our McFamily. We believe our people all around the world set us apart and bring these values to life on a daily basis. Our philosophy of “doing the right thing,” which is enshrined in our core values, guides not only the way we conduct our business, but also how we fulfil our broader role in the communities we serve.

corporate.mcdonalds.com 7

Proxy Summary

Accelerating the Arches

In late 2023, we detailed an evolution of our successful Accelerating the Arches growth strategy, which continues to build on our inherent competitive advantages of size, scale, agility, and the power of our brand. It also focuses on the imperative that we deliver across five critical areas: our purpose to feed and foster communities; our mission to create delicious feel-good moments for everyone; our core values described under “Company Values” above; our MCD growth pillars depicted below; and our newly established platforms, which, along with the foundations of running great restaurants, empowering our people and modernizing our ways of working, will extend our leadership position and unlock new growth opportunities and efficiencies for our business over the long-term.

Accelerating the Arches

Strategic Plan

Our Purpose

Feed and foster communities

Our Mission

Making delicious feel-good moments easy for everyone

Our Values

- **Serve:** We put our customers and people first
- **Inclusion:** We open our doors to everyone
- **Integrity:** We do the right thing
- **Community:** We are good neighbors
- **Family:** We get better together

Our Growth Pillars

Maximize our Marketing
- Brand
- Affordability

Commit to the Core
- Burger
- Chicken
- Coffee

Double Down on the 4Ds
- Delivery
- Digital
- Drive Thru
- Development

Our Platforms

Consumer: One of the world's largest consumer platforms to fuel engagement

Restaurant: Easiest and most efficient restaurant operating platform

Company: Modern company platform that unlocks speed and innovation

In order to build on our competitive advantages and continue to appeal to the next generation of customers, we announced that we will develop three new platforms: one of the world’s largest consumer platforms to bring together the best of our brand and utilize our physical and digital competitive advantages; the easiest and most efficient restaurant operating platform to utilize the latest technology to enable franchisees to more efficiently run restaurants and deliver exceptional customer service; and a modern company platform to unlock speed and innovation throughout the organization.

We believe Accelerating the Arches will continue to build on our historic strengths, while investing in innovations to enhance the customer experience and deliver long-term growth.

More information on Accelerating the Arches and our purpose, mission and values can be found in our 2023 Annual Report on Form 10-K, as well as on the “Our Mission & Values” section of our website at https://corporate.mcdonalds.com/corpmcd/our-company/who-we-are/our-values.html.

8 2024 proxy statement

Proxy Summary

Governance Highlights

Board & Governance Practices
Our Board’s commitment to strong corporate governance is highlighted by the following practices:

●

All Director nominees except the CEO are independent(1)

●

All standing Committees are independent (except Executive Committee, chaired by our CEO)

●

Regular executive sessions of independent Directors

●

Annual election of all Directors

●

Majority voting standard for uncontested Director elections

●

Ongoing Board assessment and refreshment led by our Governance Committee, with more than half of our Director nominees joining our Board within the last five years(1)

●

Demonstrated commitment to diversity, with more than half of our Board comprised of gender and racially/ethnically diverse Directors(1)

●

Regular succession planning at the CEO and executive management levels and effective leadership transitions, as appropriate

●

No supermajority voting provisions

●

No “poison pill” (shareholder rights plan)

●

Board access to independent advisors

●

Meaningful limitations on Directors’ service on other boards

●

Proxy access for Director candidates nominated by shareholders reflecting standard market practices

●

Annual Board self-evaluation

●

Ability for shareholders to call special meetings

●

Robust Director stock ownership requirements

●

No Director hedging/pledging of Company stock

●

Public disclosure of corporate political contributions and certain trade association memberships

●

Significant shareholder outreach and engagement program

(1)	Reflects the recent changes summarized under “Board Composition & Refreshment” on page 11.

Shareholder Engagement

We understand the importance of engaging with our shareholders and are committed to regularly discussing their perspectives on significant issues. Our Board and management team have developed a robust shareholder engagement program that helps us better understand shareholder priorities and perspectives, gives us an opportunity to elaborate on our initiatives and fosters constructive dialogue. Since last year’s Annual Shareholders’ Meeting, we have conducted outreach to shareholders representing approximately 44% of our outstanding shares of common stock. Members of management and our independent Directors participate in our engagements.

Shareholder feedback received through direct discussions and prior shareholder votes, as well as engagement with proxy and other investor advisory firms that represent the interests of a wide array of shareholders, is reported to our Governance Committee and other relevant Committees periodically throughout the year. We also review our practices against guidelines published by shareholders and proxy advisory firms.

Areas of focus for our 2023–2024 shareholder engagement program included:

● Board oversight, governance, composition, tenure and refreshment ● Company values and culture ● Executive compensation ● Business strategy and initiatives
●
Our environmental and sustainability initiatives, including those relating to climate change and animal health and welfare
●
Our human capital management initiatives, including those relating to diversity, equity, and inclusion (“DEI”), as well as safe and respectful workplaces
●
Our third-party civil rights audit

corporate.mcdonalds.com 9

Proxy Summary

Board Leadership

Our Board believes it is important to retain flexibility to determine its optimal leadership structure in light of a variety of factors at any given time, including the particular composition of the Board as well as the specific needs and opportunities of the Company. With any leadership structure, it is critically important to have a strong relationship between the independent Directors and management.

After nearly 28 years of dedicated service on our Board, including eight years as our independent Chairman, Enrique Hernandez, Jr. has decided to retire from the Board at the 2024 Annual Shareholders’ Meeting. Following Mr. Hernandez’s retirement, the Board has determined that a combined Chairman/Chief Executive Officer structure is in the best interests of the Company and its shareholders at this time. Therefore, Christopher Kempczinski will assume the role of Chairman of the Board following the 2024 Annual Shareholders’ Meeting.

This leadership transition is the result of robust succession planning and thoughtful deliberation by the full Board. In appointing Mr. Kempczinski as Chairman, the Board considered his development and leadership of our successful Accelerating the Arches strategy; his commitment to our employees, franchisees, suppliers, and shareholders; his demonstrated track record of successfully navigating through multiple complex issues; and the Board’s confidence in his ability to guide McDonald’s through the next stage of growth.

The Board recognizes that with a combined Chairman and Chief Executive Officer structure, it is imperative to have a strong Lead Independent Director with a clearly defined set of responsibilities. Following the 2024 Annual Shareholders’ Meeting, Miles White, Chairman of the Board’s Governance Committee, will serve as the Lead Independent Director. Mr. White’s extensive experience leading global and complex organizations and comprehensive knowledge of our business make him well-positioned to guide the Board in its oversight of the Company and to foster open dialogue among our independent Directors and management.

Please refer to “Board Leadership” on page 32 for more information on the Board’s process and rationale for these changes to the Board’s leadership structure.

10 2024 proxy statement

Proxy Summary

Board Composition & Refreshment

Our Board is committed to ongoing Board refreshment, as it believes there should be an appropriate balance of continuity and institutional knowledge, together with fresh perspectives, among our Directors. Following the Board and Committee refreshment summarized below, more than half of our Director nominees have joined our Board within the last five years. See “Board Composition & Refreshment” on page 34 for more information.

●
Two new independent Directors and our CEO were elected to our Board:
o
Catherine Engelbert, Commissioner, Women’s National Basketball Association (see page 23)
o
Paul Walsh, Executive Chairman, McLaren Group Limited (see page 29)

● One independent Director (Jeanne Jackson) retired from our Board ● Committee membership and leadership was refreshed, including: o Richard Lenny was named the Compensation Committee Chair		● Three independent Directors retired from our Board: o Robert Eckert, John Rogers, Jr., and Richard Lenny ● Lloyd Dean was named the Compensation Committee Chair

2019-2020	2022	2023	2024

●
Four new independent Directors were elected to our Board:
o
Anthony Capuano, President and CEO of Marriott International, Inc. (see page 20)
o
Kareem Daniel, former Chairman of Disney Media & Entertainment Distribution (see page 21)
o
Jennifer Taubert, EVP and Worldwide Chairman, Innovative Medicine at Johnson & Johnson (see page 28)
o
Amy Weaver, President and CFO of Salesforce, Inc. (see page 30)
●
One independent Director (Sheila Penrose) retired from our Board
●
Committee membership and leadership was refreshed, including:
o
Catherine Engelbert was named the Audit & Finance Committee Chair
o
John Mulligan was named the Public Policy & Strategy Committee Chair
o
Paul Walsh was named the Sustainability & Corporate Responsibility Committee Chair

●
Our independent Chairman (Enrique Hernandez, Jr.) is retiring from our Board and will not stand for re-election at our 2024 Annual Shareholders’ Meeting
●
One new independent Director has been nominated for election to our Board:
o
Michael Hsu, Chairman and CEO of Kimberly-Clark Corporation (see page 25)
●
Following the Annual Shareholders’ Meeting:
o
Christopher Kempczinski will be appointed Chairman
o
Miles White will be appointed Lead Independent Director

The following graphics reflect our Board’s composition following the changes summarized above.

These changes demonstrate our Board’s commitment to ongoing refreshment and help ensure that an appropriate mix of skills, experiences and perspectives are represented on our Board and its Committees. In addition to providing a productive balance of institutional knowledge and experience with fresh perspectives, our Board believes the overlap of new and longer-tenured Directors provides Directors with the opportunity to collaborate in a way that allows for smoother role and responsibility transitions.

+8 8 of 12 Director nominees joined our Board within the last five years	92% 11 of 12 Directors are independent (all except our CEO)

corporate.mcdonalds.com 11

Proxy Summary

Tenure of Director Nominees

Board Diversity

Our Board is keenly focused on ensuring that our Directors represent a wide range of backgrounds, viewpoints, perspectives, and experiences in order to support the diverse demands of our global business. Following the changes summarized under “Board Composition & Refreshment” on page 11, approximately 58% of our Board is comprised of Directors who are women or racially/ethnically diverse, and more than 30% of our Board is comprised of female Directors. See “Board Diversity” on page 35 for more information.

Talent Management & Executive Succession Planning

Our talent management and succession planning, including initiatives relating to promoting diversity within our workforce and across our System, are important components of our business strategy. Attracting, developing, and retaining talent is key to our ability to continue to drive long-term sustainable growth. To that end, our Board regularly reviews short- and long-term succession plans for our CEO and other senior leaders. In doing so, our independent Directors identify the skills, experiences, and attributes they believe are required to be an effective leader in light of our global business strategies, opportunities, and challenges. We also endeavor to ensure a diverse candidate pool and workforce. These talent management and succession planning processes are designed to prepare us for expected transitions, such as those arising from promotions, retirements, and other role changes, as well as unexpected departures.

Several senior leadership transitions occurred in the last two years. As highlighted below, these included both new additions to our Company and promotions from within our internal talent pipeline, which we believe demonstrates the effectiveness of our talent management and succession planning processes:

SKYE ANDERSON	Jonathan Banner	Ian Borden	Morgan Flatley
who has served McDonald's for 23 years, most recently as West Zone President, McDonald's USA, became our new President, Global Business Services	joined McDonald’s as our new EVP – Chief Global Impact Officer	who has served McDonald’s for nearly 30 years, most recently as President, International, became our new EVP and Global Chief Financial Officer	who has served McDonald’s for six years, most recently as SVP – Global Chief Marketing Officer, became our new EVP – Global Chief Marketing Officer and New Business Ventures

Marion Gross	Gillian McDonald	Kevin Ozan	Brian Rice
who has served McDonald’s for 30 years, most recently as SVP – Chief Supply Chain Officer, North America, became our new EVP – Global Chief Supply Chain Officer	who previously served McDonald’s from 2006 to 2015, became our new EVP and President, International Operated Markets	who served McDonald's for more than 25 years, most recently as Senior EVP - Strategic Initiatives, retired	joined McDonald’s as our new EVP – Global Chief Information Officer

12 2024 proxy statement

Proxy Summary

Overview of Director Nominees

The following table provides an overview of the 11 Directors who are standing for re-election and the one new Director nominee standing for election at our 2024 Annual Shareholders’ Meeting. Enrique Hernandez, Jr. notified us that he is retiring and will not stand for re-election at our 2024 Annual Shareholders’ Meeting. See “Proposal 1: Election of Directors” on page 18 for more information.

	BOARD TENURE			STANDING COMMITTEE MEMBERSHIP						OTHER PUBLIC COMPANY BOARDS
NAME		PRIMARY OCCUPATION	INDEPENDENT	AFC	CC	GC	SCR	PPS	EC
Anthony Capuano	1 year	President and CEO Marriott International, Inc.			⏺			⏺		1
Kareem Daniel	1 year	Former Chairman Disney Media & Entertainment Distribution			⏺		⏺			0
Lloyd Dean	8 years	Chief Executive Emeritus and Founding Executive CommonSpirit Health			⏺	⏺				2
Catherine Engelbert	4 years	Commissioner Women’s National Basketball Association					⏺		⏺	1
Margaret Georgiadis	9 years	Co-Founder and CEO Montai Health					⏺			1
Michael Hsu*	N/A	Chairman and CEO Kimberly-Clark Corporation								1
Christopher Kempczinski	4 years	President and CEO McDonald’s Corporation							⏺	1
John Mulligan	8 years	Strategic Advisor, Former EVP and COO Target Corporation						⏺	⏺	0
Jennifer Taubert	1 year	EVP, Worldwide Chairman, Innovative Medicine Johnson & Johnson			⏺			⏺		0
Paul Walsh	5 years	Executive Chairman McLaren Group Limited				⏺	⏺		⏺	2
Amy Weaver	1 year	President and CFO Salesforce, Inc.				⏺				0
Miles White	15 years	Former Executive Chairman Abbott Laboratories				⏺		⏺	⏺	0

*The Board will determine Mr. Hsu’s Committee assignments following his election to the Board.

AFC:	Audit & Finance Committee	SCR:	Sustainability & Corporate Responsibility Committee	⏺	Member
CC:	Compensation Committee	PPS:	Public Policy & Strategy Committee	⏺	Committee Chair
GC:	Governance Committee	EC:	Executive Committee	F	Financial Expert

corporate.mcdonalds.com 13

Proxy Summary

Our Purpose & Impact Overview

We drive impact by living our purpose, which is to feed and foster communities. Our impact strategy is centered around four areas: Our Planet; Food Quality & Sourcing; Jobs, Inclusion & Empowerment; and Community Connection. Recent highlights within each of these areas are depicted below.

More information can be found under “Our Purpose & Impact” on page 42, as well as on the “Our Purpose & Impact” section of our website at https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact.html. In addition, we recently released our 2022–2023 Purpose & Impact Report, which highlights our priorities and progress across all four focus areas, and our second Global Diversity, Equity & Inclusion Report, which showcases our strategy, goals, and progress across our ongoing DEI efforts. Both reports are available on the “Our Purpose & Impact” section of our website.

Our Planet	Jobs, Inclusion & Empowerment
●
The Science Based Targets initiative (SBTi) has validated our global 2050 net-zero emission reduction target, aligning our 2030 global emissions target to help keep global temperature rises below 1.5°C.
●
Continued to substantially achieve a deforestation-free supply chain across our primary commodities (beef, soy for chicken feed, palm oil, coffee, and fiber used in guest packaging), with 99% of sourced volumes supporting a deforestation-free supply chain in 2022.

●
As of the end of 2022, 43% of leadership roles (Senior Director and above) globally were held by women.
●
As of the end of 2022, our U.S. systemwide spend with diverse-owned suppliers was 25%, resulting in McDonald’s reaching its diverse-owned supplier spend goal for the second year in a row.
●
In 2022, we raised hourly wages at over 90% of our U.S. Company-operated restaurants, impacting more than 44,000 employees and resulting in an 8% increase to the average hourly pay rate.

Food Quality & Sourcing	Community Connection
●
As of the end of 2023, McDonald’s USA has achieved its commitment to sourcing 100% cage-free eggs by 2025 in the US market – two years ahead of schedule.
●
By the end of 2022, we made significant progress across all five Global Happy Meal Goals in our 20 major markets.
●
As of December 2022, we have established market-specific targets for responsible antibiotic use in our global beef supply chain for our 10 in-scope markets.

●
Supported approximately 1.7 million young people with training programs and job opportunities since launching our Youth Opportunity Program in 2018.
●
Continued the five-year, $100 million commitment to RMHC® that we set in 2020 to help RMHC® continue offering programs that ensure families have access to the medical care their child needs.
●
In total, McDonald’s, our Franchisees and customers donated over $182 million to RMHC® in 2022, helping the charity provide more than 2.2 million overnight stays for RMHC® families around the world.

14 2024 proxy statement

Proxy Summary

Executive Compensation Highlights

Our executive compensation program supports the following long-standing guiding principles, each of which drives the design, implementation, and risk profile of our compensation program:

1	2	3
Pay for performance	Drive business results with a focus on creating long-term shareholder value	Pay competitively

Performance-Based Compensation Philosophy

Our executives’ compensation opportunity is predominantly performance-based, consisting of both annual and long-term incentive awards subject to rigorous performance thresholds, as reflected in the following graphics:

*

These graphics represent our CEO’s and other named executive officers’ target total direct compensation for 2023, using their salaries, target Short-Term Incentive Plan payouts and Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) values for equity awards granted in 2023.

Our Compensation Practices

corporate.mcdonalds.com 15

Proxy Summary

Executive Compensation Program Summary for 2023

The following graphic depicts our key compensation elements and percentage of direct CEO pay opportunity for 2023:

Base Salary
● Based on competitive considerations, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses

+
PERFORMANCE-BASED	Short-Term Incentive Plan
	Operating Income Growth (40%)	Systemwide Sales Growth (30%)	New Restaurant Openings (15%)	Human Capital Metrics (15%)

●
Operating income growth requires us to balance increases in revenue with financial discipline to produce strong margins and cash flow
●
Systemwide sales is an important metric in a franchise business, as income generation is closely correlated to sales growth and is a measure of the financial health of our franchisees
●
New restaurant openings was introduced as a new metric for 2023 given the importance of restaurant development in driving top-line growth as part of the evolution of our Accelerating the Arches strategy
●
Human capital metrics align with our strategic aspirations and hold executives accountable for efforts towards the Company’s DEI ambitions.
●
Payouts are limited to 200% of the target award

See page 60 for more information on short-term incentive plan metrics

+
Long-Term Incentives
	Form	Primary metrics	Key terms
	Performance-Based Restricted Stock Units (“PRSU”) (50%)	● Earnings per share (“EPS”) growth (75%) ● Return on invested capital (“ROIC”) (25%) ● Relative total shareholder return (“TSR”) (+/- 25 points)
●
Provide the right to receive a share of our common stock at the end of a three-year service period, subject to our achievement of EPS and ROIC over a three-year performance period
●
Also subject to a modifier based on relative TSR over the performance period compared to the
S&P 500 Index
●
Payouts are limited to 200% of the target award
●
See page 63 for more information on PRSU metrics

	Stock Options (50%)	● Share price
●
Provide value only if our share price increases (with an exercise price equal to the stock price on the grant date), which closely aligns executive pay with shareholder interests
●
Vest ratably 25% per year with a 10-year term

16 2024 proxy statement

Proxy Summary

Commitment to Our Pay-for-Performance Philosophy

Our broad-based momentum produced strong 2023 operating income and Systemwide sales performance resulting in a Corporate STIP payout factor for named executive officers of 141.3% (inclusive of financial metrics, new restaurant openings and human capital metrics). Further, our Accelerating the Arches growth strategy produced strong, multi-year performance, resulting in a 187.5% payout factor for the PRSUs awarded to our executives in 2021 that vested in early 2024 based on performance over the 2021–2023 performance period. We believe that these payouts demonstrate our Compensation Committee’s commitment to align payouts with Company performance over different time horizons in order to drive long-term value creation for our shareholders.

Voting Matters & Recommendations

We are asking shareholders to vote on the following matters at our 2024 Annual Shareholders’ Meeting:

Item to be Voted on		Our Board’s Voting Recommendation	Page
MANAGEMENT PROPOSALS
Proposal 1	Election of 12 Directors to Serve Until our 2025 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	FOR each of our Board’s Director nominees	18
Proposal 2	Advisory Vote to Approve Executive Compensation	FOR	52
Proposal 3	Vote to Approve an Amendment to the Company’s Restated Certificate of Incorporation to Limit Liability of Officers as Permitted by Law	FOR	80
Proposal 4	Vote to Approve Amendments to the Company’s Restated Certificate of Incorporation to Implement Miscellaneous Changes	FOR	81
Proposal 5	Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2024	FOR	83
SHAREHOLDER PROPOSALS
Proposals 6–11	Advisory Vote on Six Shareholder Proposals, Each Only if Properly Presented	AGAINST each shareholder proposal	86

Your vote is extremely important. Our Board unanimously recommends that you vote “FOR” the election of each of our Board’s Director nominees and in accordance with our Board’s voting recommendation associated with all of the other proposals properly presented at the meeting.

Forward-Looking Statements & Website Links

This Proxy Statement contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses, and business opportunities. Generally speaking, any statement in this Proxy Statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “aim,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident,” “commit,” “potential,” and “trajectory” or similar expressions. In particular, statements regarding the Company’s plans, strategies, prospects and expectations regarding its business and industry, as well as environmental, social and governance (“ESG”) and similar commitments, are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. These forward-looking statements involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those in the forward-looking statements include those that are reflected in the Risk Factors section on page 28 of the Company’s 2023 Annual Report on Form 10-K and elsewhere in our filings with the SEC. Except as required by law, the Company does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Website links included in this Proxy Statement are for convenience only. Information contained on or accessible through such website links is not incorporated in, and does not constitute a part of, this Proxy Statement.

corporate.mcdonalds.com 17

PROPOSAL 1
Election of Directors

Our Board unanimously recommends the re-election of each of the 11 Director nominees named on the right, to serve on our Board for a one-year term beginning at our 2024 Annual Shareholders’ Meeting and continuing until our 2025 Annual Shareholders’ Meeting; and until their successors have been elected and qualified.

Our Board also unanimously recommends the election of first-time Director nominee, Michael Hsu, to serve on our Board for a one-year term beginning at our 2024 Annual Shareholders’ Meeting and continuing until our 2025 Annual Shareholders’ Meeting; and until his successor has been elected and qualified.

Enrique Hernandez, Jr., Chairman of our Board since 2016, has notified us that he is retiring and will not stand for re-election at our 2024 Annual Shareholders’ Meeting. We thank Mr. Hernandez for his many years of dedicated service to McDonald’s.

Our Board unanimously recommends that you vote  FOR  each of its Director nominees.

Director Nominees for Re-Election
Anthony Capuano	Paul Walsh	Christopher Kempczinski	Lloyd Dean
Catherine Engelbert	Kareem Daniel	Amy Weaver	Miles White
John Mulligan	Margaret Georgiadis	Jennifer Taubert
First-Time Director Nominee
Michael Hsu

Director Qualifications

Our Board is comprised of a diverse, highly engaged group of individuals that provides strong, effective oversight of our Company. Both individually and collectively, our Directors have the relevant qualifications, skills and experiences that contribute to our Board’s oversight of our global operations and long-term priorities, including our Accelerating the Arches growth strategy.

Importantly, each Director nominee has senior executive experience, including having served as a CEO or high-level executive of large and complex global organizations. Specifically, several Director nominees have leadership experience in the consumer products or food sectors, which is particularly relevant to our business as a leading global food service retailer. Our Board values expertise related to our industry, global experience, information technology/cybersecurity, human capital management, commitment to inclusion and sustainability matters, which are important to Accelerating the Arches and are areas of increasing focus for stakeholders. This experience, along with the other skills and attributes discussed on the following pages and described more fully under “New Director Candidate Selection Process” on page 35, is a key consideration in evaluating the composition of our Board.

All of our Board’s Director nominees possess the following key attributes and skills:

●
A high level of integrity and ethics
●
Strength of character and judgment
●
Ability to devote significant time to Board duties
●
Desire and ability to continually build expertise in emerging risk areas and areas of strategic focus for our Company
●
Demonstrated focus on promoting equity and inclusion
●
Business and professional achievements

●
Ability to represent the interests of all shareholders
●
Knowledge of corporate governance matters
●
Understanding of the advisory and proactive oversight responsibility of our Board
●
Comprehension of the role of a public company director and the fiduciary duties owed to shareholders
●
Intellectual and analytical skills

18 2024 proxy statement

Election of Directors

In addition, our Board’s Director nominees contribute to our Board the individual experiences, qualifications and skills depicted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list. It is intended to depict notable areas of focus for each nominee, and not having a mark does not mean that a particular nominee does not possess that experience, qualification, or skill. Nominees have acquired these experiences, qualifications, and skills through education, direct experience, and oversight responsibilities. For information on our Board diversity, see “Board Diversity” on page 35.

		CAPUANO	DANIEL	DEAN	ENGELBERT	GEORGIADIS	HSU	KEMPCZINSKI	MULLIGAN	TAUBERT	WALSH	WEAVER	WHITE
BRAND MANAGEMENT	Contributes to an understanding of how our business, standards and performance are essential to protecting and increasing the value of our brand												
CUSTOMER-CENTRIC	Provides an understanding of our business, operations and customer-centric Accelerating the Arches growth strategy, focusing on our purpose, values and MCD growth pillars												
DIGITAL	Provides an understanding of how the 4-D’s (digital, delivery, drive-thru and restaurant development) leverage competitive strengths												
FINANCE / CAPITAL MARKETS	Supports the oversight of our financial statements and strategy and financial reporting to investors and other stakeholders												
GLOBAL EXPERIENCE	Contributes to an understanding of how our business is structured to enable the right level of support for our international markets and the sharing of solutions across international markets												
HUMAN CAPITAL MANAGEMENT	Provides an understanding of how we manage and develop our workforce, and how we focus on promoting equity and inclusion throughout the organization												
INFORMATION TECHNOLOGY / CYBERSECURITY	Contributes to an understanding of information technology capabilities, cloud computing, scalable data analytics and risks associated with cybersecurity matters											
MARKETING	Provides awareness of culturally relevant approaches that effectively communicate the story of our brand, food, and purpose												
OTHER PUBLIC COMPANY BOARD	Demonstrates a practical understanding of organizations, processes, governance and oversight of strategy, risk management and growth												
REAL ESTATE	Provides an understanding of how owning or leasing real estate, combined with co-investment by franchisees, enables us to achieve high restaurant performance levels								
SUSTAINABILITY / CORPORATE RESPONSIBILITY	Contributes to an understanding of sustainability issues and corporate responsibility, and their relationship to our business and strategy											

corporate.mcdonalds.com 19

Election of Directors

Other Information

Director nominees who receive a majority of the votes cast will be elected to our Board. If any Director nominee (other than Mr. Hsu) does not receive a majority of the votes cast at our 2024 Annual Shareholders’ Meeting, he or she has previously tendered an irrevocable resignation that, subject to our Governance Committee’s recommendation and our Board’s acceptance, would be effective following our 2024 Annual Shareholders’ Meeting. All of our Board’s Director nominees have given their consent to being named as nominees for election and have indicated their intention to serve as Director if elected. Our Board does not anticipate that any of its Director nominees will be unable to serve. If for some reason any such nominee were unable to serve, or for good cause would not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by our Board and, unless you indicate otherwise when voting, your shares will be voted in favor of our Board’s remaining nominees. In the alternative, our Board may reduce its size, as permitted by our By-Laws. If a substitute nominee is designated prior to our 2024 Annual Shareholders’ Meeting, we will file materials that, as applicable, identify such nominee, disclose that such nominee has consented to being named in the amended proxy materials and to serving as Director if elected, and set forth certain biographical and other information about such nominee as required by SEC rules.

Biographical Information

Biographical information about our Board’s Director nominees as of the date of this Proxy Statement, including their ages, professional experiences, Board tenure, Committee memberships, qualifications, and other public company directorships, is set forth on the following pages.

ANTHONY CAPUANO	Director Qualifications	Skills & Qualifications
PRESIDENT AND CHIEF EXECUTIVE OFFICER, MARRIOTT INTERNATIONAL, INC. Age: 58 Board Tenure: 1 year Board Committees ● Compensation ● Public Policy & Strategy

Mr. Capuano brings to our Board over 25 years of leadership experience gained from his senior executive roles, including president and chief executive officer, at Marriott. His service at a global hospitality company known for its focus on creating a positive guest experience contributes an important perspective to our Board’s discussions regarding enhancing our own customers’ experiences, including through our loyalty programs. Our Board also benefits from Mr. Capuano’s significant global development experience, and his service on the social impact committee of Marriott’s board of directors provides our Board with valuable insights regarding our own corporate responsibility and sustainability efforts. Mr. Capuano’s public company board experience also gives him a broad understanding of governance issues facing public companies.

Professional Experience

Marriott International, Inc., a global hospitality company

●
President and Chief Executive Officer (2023 – Present)
●
Chief Executive Officer (2021 – 2023)
●
Group President, Global Development, Design and Operations Services (2020 – 2021)
●
Executive Vice President and Global Chief Development Officer (2009 – 2020)

Other Public Company Directorships

Mr. Capuano also serves on the board of Marriott International, Inc.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Other Public Company Board
Real Estate
Sustainability / Corporate Responsibility

20 2024 proxy statement

Election of Directors

KAREEM DANIEL	Director Qualifications	Skills & Qualifications
FORMER CHAIRMAN, DISNEY MEDIA & ENTERTAINMENT DISTRIBUTION Age: 49 Board Tenure: 1 year Board Committees ● Compensation ● Sustainability & Corporate Responsibility

Mr. Daniel brings to our Board valuable leadership experience gained from his senior executive roles at Walt Disney, one of the world’s most well-known and admired brands. His extensive corporate development experience includes leading transformation across several Disney divisions. The knowledge Mr. Daniel has gained through leading the creation of a direct-to-consumer e-commerce business, as well as overseeing the development of new distribution and commercialization models, offers a valuable perspective to our Board’s discussions regarding strategy and business development.

Professional Experience

The Walt Disney Company, a global entertainment and media company

●
Chairman, Disney Media & Entertainment Distribution (2020 – 2022)
●
President, Consumer Products, and Chief of Staff, Office of the Chief Executive Officer (2020)
●
President, Walt Disney Imagineering Operations, Product Creation, Publishing and Games (2019 – 2020)
●
Executive Vice President, Global Business Operations, Walt Disney Imagineering (2017 – 2019)
●
Senior Vice President, Strategy and Business Development, Disney Consumer Products and Interactive Media (2011 – 2017)

Other Public Company Directorships

None.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Information Technology / Cybersecurity
Marketing
Sustainability / Corporate Responsibility

corporate.mcdonalds.com 21

Election of Directors

LLOYD DEAN	Director Qualifications	Skills & Qualifications
CHIEF EXECUTIVE EMERITUS AND FOUNDING EXECUTIVE, COMMONSPIRIT HEALTH Age: 73 Board Tenure: 8 years Board Committees ● Compensation (Chair since 2023) ● Governance

Mr. Dean brings to our Board over 25 years of leadership, management, and strategy experience, which contributes an important perspective to our Board’s discussions of opportunities and challenges in a constantly changing business environment. In his career in executive management at leading healthcare organizations, Mr. Dean has led significant strategic, operational, and financial transformations. Mr. Dean’s healthcare experience and knowledge of health and safety risks are particularly important and enhance his ability to oversee human capital management matters. Our Board also benefits from Mr. Dean’s finance, systems operations, service quality, human resources, customer-centric operations, community affairs and regulatory experience.

Professional Experience

CommonSpirit Health, a non-profit, Catholic health system

●
Chief Executive Emeritus and Founding Executive (2022 – Present)
●
Chief Executive Officer (2019 – 2022)

Dignity Health, one of the nation’s largest healthcare systems

●
President and Chief Executive Officer (2000 – 2019)

Other Public Company Directorships

Mr. Dean also serves on the boards of Golden Arrow Merger Corp. and Progyny, Inc.

Brand Management
Customer- Centric
Finance / Capital Markets
Human Capital Management
Other Public Company Board
Sustainability / Corporate Responsibility

22 2024 proxy statement

Election of Directors

CATHERINE ENGELBERT	Director Qualifications	Skills & Qualifications
COMMISSIONER, WOMEN’S NATIONAL BASKETBALL ASSOCIATION Age: 59 Board Tenure: 4 years Board Committees ● Audit & Finance (Chair since 2022) ● Sustainability & Corporate Responsibility ● Executive

Ms. Engelbert brings to our Board a wealth of experience in global business operations, finance, leadership, brand, customer strategy, financial reporting and internal controls, and risk management matters gained from her service as Commissioner of a professional sports league and as former chief executive officer of Deloitte LLP. Having led more than 100,000 professionals at Deloitte, she also provides our Board valuable insights on talent management and other human capital management matters. Ms. Engelbert has strong leadership and governance experience from her previous roles on the private company board of Deloitte LLP and as chairman and chief executive officer of Deloitte & Touche LLP, and valuable regulatory experience from her roles on the strategic investment, risk, regulatory & government relations, and finance & audit committees of the board of Deloitte LLP. With 33 years of previous public accounting experience as a certified public accountant, Ms. Engelbert further brings to our Board a deep understanding of accounting principles and financial reporting rules and regulations, and her qualification as an “audit committee financial expert” is an important attribute as our Audit & Finance Committee Chair.

Professional Experience

Women’s National Basketball Association (WNBA), a professional basketball league

●
Commissioner (2019 – Present)

Deloitte LLP, an industry-leading audit, consulting, tax, and advisory services firm

●
Chief Executive Officer (2015 – 2019)

Deloitte & Touche LLP, audit subsidiary of Deloitte LLP

●
Chairman and Chief Executive Officer (2014 – 2015)
●
Partner (1998 – 2019)

Other Public Company Directorships

Ms. Engelbert also serves on the board of Royalty Pharma plc.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Other Public Company Board
Sustainability / Corporate Responsibility

corporate.mcdonalds.com 23

Election of Directors

MARGARET GEORGIADIS	Director Qualifications	Skills & Qualifications
CO-FOUNDER AND CHIEF EXECUTIVE OFFICER, MONTAI HEALTH Age: 60 Board Tenure: 9 years Board Committees ● Audit & Finance ● Sustainability & Corporate Responsibility

Ms. Georgiadis brings to our Board valuable strategy and development, finance and leadership experience gained from her senior executive roles, including at Ancestry, Mattel and Google, and her positions at a private investment and strategic advisory firm. Her experience as a senior executive at large global businesses affords her a broad knowledge of global consumer businesses, as well as of technology and cybersecurity, digital consumer insights, e-commerce, and marketing. Her knowledge in these and other areas provides critical insights to our business, particularly as our Board considers the impact of technology, digital and cybersecurity risks. Ms. Georgiadis also has over 15 years of analytical and strategic experience at McKinsey & Company, a global management and consulting firm. In addition, Ms. Georgiadis’ qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

Professional Experience

Montai Health, a digital medical technology company

●
Co-Founder and Chief Executive Officer (2022 – Present)

Flagship Pioneering, a bioplatform innovation company

●
CEO-Partner (2022 – Present)

Synetro Group, a private investment and strategic advisory firm

●
Managing Partner (2021 – Present)

General Catalyst, a venture capital firm

●
Endurance Partner-in-Residence, XIR (2021 – 2022)

Ancestry, a global family history and consumer genomics company

●
President and Chief Executive Officer (2018 – 2020)

Mattel, Inc., a leading global toy company and entertainment franchise

●
Chief Executive Officer (2017 – 2018)

Google Inc., a global technology company

●
President, Americas (2011 – 2017)

Other Public Company Directorships

Ms. Georgiadis also serves on the board of AppLovin Corporation.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Information Technology / Cybersecurity
Marketing
Other Public Company Board
Sustainability / Corporate Responsibility

24 2024 proxy statement

Election of Directors

MICHAEL HSU	Director Nominee Qualifications	Skills & Qualifications
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, KIMBERLY-CLARK CORPORATION Age: 59 Board Tenure: N/A Board Committees Committee assignments to be determined following election to the Board

Mr. Hsu would bring to our Board extensive experience in consumer products, global supply chain, operations, e- commerce, digital and human capital management gained from his service in senior executive roles at Kimberly-Clark and Kraft Foods. His service at a leading manufacturer and consumer products retailer known for its advancement across multiple product categories would bring customer-centric experience to our Board. In addition, his experience in enhancing digital and e-commerce capabilities platforms is an important asset as our Board considers these topics and their potential impact on our Company. Mr. Hsu’s prior experience at Kraft Foods also gives him a unique perspective and expertise in the global food supply chain industry.

Professional Experience

Kimberly-Clark Corporation, a consumer products company

●
Chairman and Chief Executive Officer (2020 – Present)
●
Chief Executive Officer (2019 – 2020)
●
President and Chief Operating Officer (2017 – 2019)
●
Group President, Consumer Products, North America (2012 – 2017)

Kraft Foods, a food service company

●
Executive Vice President and Chief Commercial Officer (2012 – 2012)
●
President, Sales, Customer Marketing and Logistics, USA (2010 – 2012)

Other Public Company Directorships

Mr. Hsu also serves as Chairman of the Board of Kimberly-Clark Corporation. He previously served on the board of Texas Instruments Incorporated.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Other Public Company Board
Sustainability / Corporate Responsibility

corporate.mcdonalds.com 25

Election of Directors

CHRISTOPHER KEMPCZINSKI	Director Qualifications	Skills & Qualifications
PRESIDENT AND CHIEF EXECUTIVE OFFICER, MCDONALD’S CORPORATION Age: 55 Board Tenure: 4 years Board Committees ● Executive (Chair since 2019)

Mr. Kempczinski is President and CEO of our Company, having previously served as President of McDonald’s USA, where he was responsible for approximately 14,000 McDonald’s restaurants. He first joined our Company in 2015, overseeing global strategy, business development and innovation. In these roles, he has been instrumental in identifying new ideas and best practices to accelerate growth to increase the overall value of the McDonald’s System. His experience leading our U.S. business and overseeing global strategy contributes an important Company perspective to our Board, and he was the architect of our Accelerating the Arches growth strategy. This experience and deep knowledge of the food industry strengthen our Board’s knowledge and understanding as it oversees our operations and strategy.

Professional Experience

McDonald’s Corporation

●
President and Chief Executive Officer (2019 – Present)
●
President, McDonald’s USA (2017 – 2019)
●
Executive Vice President – Strategy, Business Development and Innovation (2015 – 2016)

The Kraft-Heinz Company, a packaged food company

●
Executive Vice President of Growth Initiatives and President of Kraft International (2014 – 2015)

Other Public Company Directorships

Mr. Kempczinski also serves on the board of The Procter & Gamble Company.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Other Public Company Board
Real Estate
Sustainability / Corporate Responsibility

26 2024 proxy statement

Election of Directors

JOHN MULLIGAN	Director Qualifications	Skills & Qualifications

STRATEGIC ADVISOR, FORMER EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER,
TARGET CORPORATION

Age: 58

Board Tenure: 8 years

Board Committees

●
Audit & Finance
●
Public Policy & Strategy
(Chair since 2022)
●
Executive

Mr. Mulligan brings to our Board extensive experience in finance, global supply chain, operations, e-commerce, real estate, and human resources gained from his service in senior executive roles at Target. His service at a leading general merchandise retailer known for its focus on creating an exceptional guest experience brings customer-centric experience to our Board. In addition, his experience in digital and technology issues, including cybersecurity risks, is an important asset as our Board considers these topics and their potential impact on our Company. In addition, Mr. Mulligan’s qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

Professional Experience

Target Corporation, a general merchandise retailer

●
Strategic Advisor (2024 – Present)
●
Executive Vice President and Chief Operating Officer (2015 – 2023)
●
Executive Vice President and Chief Financial Officer (2012 – 2015)

Other Public Company Directorships

None.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Information Technology / Cybersecurity
Marketing
Real Estate

corporate.mcdonalds.com 27

Election of Directors

JENNIFER TAUBERT	Director Qualifications	Skills & Qualifications
EXECUTIVE VICE PRESIDENT AND WORLDWIDE CHAIRMAN, INNOVATIVE MEDICINE, JOHNSON & JOHNSON Age: 60 Board Tenure: 1 year Board Committees ● Compensation ● Public Policy & Strategy

Ms. Taubert brings to our Board extensive management, marketing, finance, business development and global operations experience gained from her senior executive roles at one of the world’s largest global healthcare companies. Her experience leading a global pharmaceuticals division, and as a member of Johnson & Johnson’s executive committee, provide her with a broad understanding of the range of complex issues facing a large, global consumer business. Our Board also benefits from Ms. Taubert’s extensive regulatory and public policy knowledge, as well as her human capital management experience, including her recognized leadership in the area of diversity, equity, and inclusion.

Professional Experience

Johnson & Johnson, a researcher, developer and manufacturer of medical devices, and pharmaceuticals

●
Executive Vice President and Worldwide Chairman, Innovative Medicine (2018 – Present)
●
Company Group Chairman, The Americas, Pharmaceuticals (2015 – 2018)
●
Company Group Chairman, North America, Pharmaceuticals (2012 – 2015)

Other Public Company Directorships

None.

Brand Management
Customer- Centric
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Information Technology / Cybersecurity
Sustainability / Corporate Responsibility

28 2024 proxy statement

Election of Directors

PAUL WALSH	Director Qualifications	Skills & Qualifications
EXECUTIVE CHAIRMAN, MCLAREN GROUP LIMITED Age: 68 Board Tenure: 5 years Board Committees ● Governance ● Sustainability & Corporate Responsibility (Chair since 2022) ● Executive

Mr. Walsh brings to our Board substantial corporate leadership experience and knowledge of consumer-centric companies gained from his experience as former chief executive officer of a large multinational corporation. His experience at Diageo brings broader food and beverage industry perspective. He also has held executive-level finance positions, including as chief financial officer of Grand Metropolitan Foods and Intercontinental Hotels. Throughout his career, Mr. Walsh has built success and growth at his companies through the deployment of effective brand marketing strategies, which brings valuable perspective to our Board. His background as a U.K. national based in London provides international diversity on our Board.

Professional Experience

McLaren Group Limited, a privately owned luxury automotive and technology group

●
Executive Chairman (2020 – Present)

Chime Communications Limited, a marketing services company

●
Non-Executive Chairman (2016 – Present)

L.E.K. Consulting, a global strategy consulting firm

●
Advisor (2014 – Present)

TPG Capital LLP, a private investment firm

●
Advisor (2014 – Present)

Bespoke Capital Partners LLC, an investment company

●
Operating Partner (2016 – 2021)

Compass Group PLC, a leading food service and support services company

●
Chairman (2014 – 2020)

Avanti Communications Group plc, a leading satellite operator providing internet and data services

●
Chairman (2013 – 2019)

Diageo plc, a multinational beverage company

●
Chief Executive Officer (2000 – 2013)

Other Public Company Directorships

Mr. Walsh also serves as independent lead director of the board of Vintage Wine Estates, Inc. (f/k/a Bespoke Capital Acquisition Corp.) and as a director of FedEx Corporation. He previously served on the boards of Compass Group PLC, RM2 International, S.A., and TPG Pace Holdings Corp.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Other Public Company Board
Sustainability / Corporate Responsibility

corporate.mcdonalds.com 29

Election of Directors

AMY WEAVER	Director Qualifications	Skills & Qualifications
PRESIDENT AND CHIEF FINANCIAL OFFICER, SALESFORCE, INC. Age: 57 Board Tenure: 1 year Board Committees ● Audit & Finance ● Governance

Ms. Weaver brings to our Board valuable and varied leadership experience gained from her senior executive roles at one of the world’s largest enterprise software companies. She leads Salesforce’s global finance organization, and previously led its legal and corporate affairs organizations. This contributes a unique and valuable perspective to our Board’s discussions of strategy, finance, regulatory and public policy matters. In addition, Ms. Weaver’s qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

Professional Experience

Salesforce Inc., a cloud-based software company

●
President and Chief Financial Officer (2021 – Present)
●
President and Chief Legal Officer (2020 – 2021)
●
President, Legal Corporate Affairs and General Counsel (2017 – 2020)
●
Executive Vice President and General Counsel (2015 – 2017)
●
Senior Vice President and General Counsel (2013 – 2015)

Other Public Company Directorships

None.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Information Technology / Cybersecurity
Sustainability / Corporate Responsibility

30 2024 proxy statement

Election of Directors

MILES WHITE	Director Qualifications	Skills & Qualifications
FORMER EXECUTIVE CHAIRMAN, ABBOTT LABORATORIES Age: 69 Board Tenure: 15 years Board Committees ● Governance (Chair since 2014) ● Public Policy & Strategy ● Executive

Mr. White brings to our Board extensive knowledge of strategy and business development, global operations, finance, leadership development and succession planning, corporate governance, and regulatory and public policy matters gained from his experience as former chairman and chief executive officer of a global healthcare company. Mr. White’s healthcare experience and knowledge of healthcare technology advances has also enhanced his ability to oversee human capital management. In addition, Abbott’s focus on developing consumer products and technologies brings customer-centric, marketing, digital and healthcare knowledge to our Board. We also benefit from Mr. White’s strong experience in addressing the needs of a global public company, as well as insights into our Board’s responsibility to oversee management and operations matters. As our Governance Committee Chair, Mr. White leads our Board’s succession planning and Director candidate selection process, and he is periodically involved in shareholder engagement.

Professional Experience

Abbott Laboratories, a global healthcare company

●
Executive Chairman (2020 – 2021)
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Chairman and Chief Executive Officer (1999 – 2020)

Other Public Company Directorships

Mr. White previously served as executive chairman of the board of Abbott Laboratories and as a director of Caterpillar, Inc.

Brand Management
Customer- Centric
Digital
Finance / Capital Markets
Global Experience
Human Capital Management
Marketing
Other Public Company Board

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Board & Governance Matters

Board Leadership

Upon election of the Director nominees in Proposal 1:

Chairman of the Board and CEO: Christoper Kempczinski

Lead Independent Director: Miles White

●
While Enrique Hernandez, Jr. will continue to serve as our independent Chairman through the 2024 Annual Shareholders’ Meeting, the Board has determined that the Chairman will be Mr. Kempczinski and the Lead Independent Director will be Mr. White after the Annual Shareholders’ Meeting.
●
The Board periodically reviews its leadership structure and has determined that, following the retirement of Mr. Hernandez, a combined Chairman/Chief Executive Officer structure is in the best interests of the Company and shareholders at this time.

We believe that having strong leadership is essential for our Board to perform its primary oversight functions effectively. It is also important for the Board to retain flexibility to determine its leadership structure based on the particular composition of the Board, the individuals serving in leadership positions, and the needs and opportunities of the Company at any given time.

Mr. Hernandez has served as the independent Chairman of the Board since 2016 and informed the Board several months ago that he was considering retirement, as of the 2024 Annual Shareholders’ Meeting. Mr. Hernandez’ retirement is consistent with the Board’s on-going commitment to refresh its membership in service of shareholders. After thoughtful deliberation, the Board determined that our Chief Executive Officer, Mr. Kempczinski, who has served in that capacity since 2019, will assume the role of Chairman of the Board following our 2024 Annual Shareholders’ Meeting, and that Mr. White will serve as our Lead Independent Director.

Our Board believes that having a combined Chairman and Chief Executive Officer as well as a Lead Independent Director – a governance structure previously utilized successfully by the Company – will allow Mr. Kempczinski to manage our business effectively; execute on our strategic growth plan; and lead the Board, while also empowering Mr. White to provide independent board leadership and oversight with a clearly defined role and set of responsibilities.

The Board engaged in a robust, disciplined process in reaching this decision, as it does regularly with Board refreshment and succession planning. Prior to this leadership announcement, the Board, in collaboration with the leadership of the Governance Committee, reviewed and discussed the impending leadership transition on several occasions. The Board believes that the optimal board leadership structure depends on a variety of specific facts and circumstances relative to the Company, particularly within the context of the range of skills, qualifications, and experiences represented on the Board, as well as the opportunities and any challenges facing the Company at the time. In light of the Board’s current structure, where all but one Director is independent; all of the committees are comprised of independent Directors; and the Board has robust independent oversight, the Board determined that Mr. Kempczinski is best suited to be the Board’s Chairman. The Board believes that having the Chief Executive Officer also act as Chairman is optimal at this time in light of the critical nature of our unique business structure, with our Chief Executive Officer at the center of the three-legged stool between our franchisees, suppliers, and employees, as the proper balance of those constituencies is essential to our success. The Board believes that combining the roles will not create ambiguity about reporting relationships or inhibit the flow of information and interactions among the Board, management, and other Company personnel.

The Board considered the importance of the impact that the leadership structure has on the Company’s performance and the performance of the Board, including the effectiveness of the current Board composition in ensuring strong, independent Board oversight, as well as the pending retirement of the current Chairman. In light of that analysis, the Board determined that:

●	Mr. Kempczinski’s leadership style, deep knowledge of the food industry, and the Company’s strong financial performance under his leadership, all make him uniquely qualified to lead discussions of the Board, foster constructive interaction between the Board and management, and promote alignment of the Company’s strategy with its operational execution.

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●	Mr. Kempczinski has worked closely over the past five years with the independent Directors to understand their insights and perspectives as he developed the McDonald’s long-term strategy. The guidance, oversight, and accountability provided by the Board to Mr. Kempczinski during his tenure as Chief Executive Officer has allowed him to navigate the Company successfully through multiple complex issues and align the strengths of a values-based leadership team to promote our core objectives. His success has been evidenced by the exceptional financial performance and strong growth of the Company throughout his tenure as Chief Executive Officer.
●	Mr. White will bring to the Lead Independent Director role a career of leading global and complex organizations from his previous roles as chairman, chief executive officer and executive chairman of a large multinational corporation, as well as his former and current roles on public company boards that operate in a variety of industries and businesses. This expertise, combined with his extensive knowledge of our business and its strategic objectives, the challenges and opportunities facing our Company, and a deep commitment to serve as Lead Independent Director, all make Mr. White well positioned to guide the Board in its oversight of the Company’s strategy and risk management.

The Board recognizes that where the positions of Chairman and Chief Executive Officer are combined, it is imperative that the Board elect a strong Lead Independent Director with a clearly defined role and robust set of responsibilities, to encourage open dialogue and constructive feedback among our independent Directors and management. Prior to the appointment of Mr. White as our Lead Independent Director, the Governance Committee and Board engaged in a thoughtful process to ensure alignment with respect to clearly-defined duties for the Lead Independent Director, as outlined below.

Agenda Setting; Board Information; and Interactions with the Chairman/CEO

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Collaborating with the Chairman/CEO regarding the agenda and schedule for Board meetings
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Providing input on meeting materials shared with the Board
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Providing feedback to the Chairman/CEO on the presentations made to and discussions with the Board
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Providing feedback to the Chairman/CEO after executive sessions of the independent Directors
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Acting as the principal liaison between independent Directors and the Chairman/CEO

Board Leadership Responsibilities

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Presiding over all executive sessions of the Board
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Calling meetings of independent Directors
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Presiding at all meetings of the Board at which the Chairman/CEO is not present
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Together with the Compensation Committee, leading the annual CEO performance evaluation, considering performance as Chairman as well
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Overseeing the process for Chairman/CEO succession planning
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Liaising with Directors considering other public-board directorships

Interactions with Stakeholders

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Being available for consultation and direct communication, if requested by major shareholders
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Receives information regarding the Company's communications with shareholders and other stakeholders

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Board & Governance Matters

The Board will continue to monitor Board leadership in light of the foregoing, as well as the evolution of the Board and the Company’s business over time, determining the Board’s leadership structure that it believes is in the best interests of our Company and its shareholders.

Board Composition & Refreshment

Our Board is comprised of a diverse, highly-engaged group of individuals with a wide range of relevant qualifications, skills, and experiences, each of whom contributes to overall Board and Committee effectiveness. Each of our Directors is a dynamic leader whose experiences and perspectives are continually evolving as they navigate today’s fast-paced, ever-changing business environment, both as a Director of our Company and in their other professional roles.

Our Governance Committee is primarily responsible for maintaining a balanced and diverse Board through robust succession planning and refreshment processes, which include recommending Directors for re-election and identifying new Director candidates who will bring complementary skills and varied perspectives to our Board. Our Governance Committee evaluates and determines the most impactful and desirable mix of diverse characteristics, skills, and experiences for our Board as a whole, as well as the qualifications and attributes of individual Director candidates. When identifying, evaluating, and recommending new Director candidates, our Governance Committee considers the qualifications discussed on page 18.

In their approach to composition and refreshment, our Governance Committee and Board strive to achieve an appropriate balance of continuity and institutional knowledge, together with fresh perspectives, through a mix of newer-tenured and more seasoned Directors. Our Governance Committee and Board believe this balance best serves our shareholders’ interests and that the overlap of new and longer-tenured Directors provides new Directors with the opportunity to learn from the knowledge and experience of longer-tenured Directors, which helps to provide for orderly transitions of roles and responsibilities. While tenure is considered in evaluating the overall effectiveness of our Board, it is not viewed as a dispositive factor on an individual basis. Our Governance Committee and Board also consider each Director’s availability and willingness to serve on our Board, recognizing that it is a significant time commitment. See “Outside Board Service” on page 49 for more information.

Our Board’s succession planning efforts have resulted in significant Board refreshment, including the nomination of one new Director in 2024 and the election of four new independent Directors to our Board in 2022 – bringing fresh perspectives, diverse experiences, and new insights to enhance the effective oversight of our business. Following the changes summarized under “Board Composition & Refreshment” on page 11, seven of our current Directors have joined our Board within the last five years. This was complemented by meaningful Committee refreshment, including the appointment of new Chairs of our Audit & Finance, Compensation, Public Policy & Strategy, and Sustainability & Corporate Responsibility Committees within the last two years. These changes are consistent with our Board’s long-term strategy to refresh its composition to best position our Company for the future.

As our strategic priorities continue to evolve, our Governance Committee and Board will continue to proactively evaluate our Board’s composition and succession planning to facilitate smooth transitions and the continuity of skills, experiences, and diversity in the boardroom.

Director Independence

Our Corporate Governance Principles require all non-management Directors to be independent under applicable law and stock exchange listing standards, as well as under our Standards on Director Independence. Independence is determined by our Board after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations, and New York Stock Exchange (“NYSE”) listing standards, as well as the requirements set forth in our Standards on Director Independence. It is important to determine that each Director is free of any relationship with our Company or management that may impair, or appear to impair, his or her ability to make independent judgments. In doing so, our Board considers relationships involving Directors and their immediate family members and relies on information derived from Company records, questionnaires, and other inquiries.

The relationships reviewed by our Board in its most recent determination involved commercial relationships with companies at which Directors or their immediate family members then served as employees, officers, partners or had a 10% or more interest. These commercial relationships involved our purchases of products and services in the ordinary course of business that were made on arm’s-length terms in amounts and under other circumstances that did not affect Director independence.

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Based on its review, our Board determined that none of our current non-management Directors (Anthony Capuano, Kareem Daniel, Lloyd Dean, Catherine Engelbert, Margaret Georgiadis, Enrique Hernandez, Jr., John Mulligan, Jennifer Taubert, Paul Walsh, Amy Weaver, and Miles White) or Director nominee Michael Hsu, have a material relationship with our Company, and that all non-management Director nominees are independent. Our Board determined that Christopher Kempczinski is not independent due to his role as our CEO.

Our Standards on Director Independence are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Board Diversity

Due to the global and complex nature of our business, our Board believes it is imperative that its composition embodies a diverse set of viewpoints, perspectives, and experiences to most effectively discharge its business oversight responsibility. Our Board also believes having Directors of different genders, races and ethnicities contributes positively to its balance and effectiveness. When seeking new Director candidates, our Governance Committee actively endeavors to include women, racial/ethnic minorities, and geographically diverse persons, as well as individuals with other diverse attributes, experiences, skills, and perspectives, in the candidate pool. We believe this best provides our Board with the skills and backgrounds that are important to drive our strategy and support our values.

As shown in the following matrix, more than half of our Board is comprised of Directors who are women or racially/ethnically diverse, and more than 30% of our Board is comprised of female Directors. See “New Director Candidate Selection Process” on page 35 for more information on how our Governance Committee and Board consider diversity in the Director identification and nomination process.

	CAPUANO	DANIEL	DEAN	ENGELBERT	GEORGIADIS	HSU	KEMPCZINSKI	MULLIGAN	TAUBERT	WALSH	WEAVER	WHITE
SELF-IDENTIFIED RACE / ETHNICITY
African American or Black		⏺	⏺
Asian American						⏺
White or Caucasian	⏺			⏺	⏺		⏺	⏺	⏺	⏺	⏺	⏺
SELF-IDENTIFIED GENDER
Female				⏺	⏺				⏺		⏺
Male	⏺	⏺	⏺			⏺	⏺	⏺		⏺		⏺

New Director Candidate Selection Process

We maintain robust Director Selection Process guidelines for the consideration of potential Director candidates. Our Governance Committee is responsible for establishing criteria, screening, and interviewing candidates and evaluating the qualifications of persons who may be considered for service as a Director, including candidates recommended by shareholders. Our Governance Committee also retains independent third-party search firms, consultants, and other advisors, as appropriate, to help identify, screen, and evaluate potential Director candidates and to enhance our Board’s preparedness in the event of an unplanned Director departure.

Our Director Selection Process guidelines affirm our commitment to inclusiveness by setting forth our policy of considering diversity in the Director identification and nomination process. Specific weights are not assigned to any single criterion, and no particular criterion is necessarily applied to all prospective Director nominees. As part of its annual review of our Board composition and potential Director nominees, our Governance Committee assesses the effectiveness of its approach to diversity. See “Board Diversity” on page 35 for more information on our Board’s commitment to embodying a diverse set of viewpoints, perspectives, and experiences.

We followed our Director Selection Process guidelines in connection with Mr. Hsu’s nomination, including using a third-party search firm to identify Mr. Hsu as a candidate.

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Board & Governance Matters

Our Governance Committee reviews our Director Selection Process guidelines annually and most recently updated them in 2020 to more closely align with our values and the strategic drivers associated with our Accelerating the Arches growth strategy. These updates identified important areas of focus for our Company and stakeholders, such as cybersecurity, digital business models, sustainability, human capital management and our commitment to inclusion. The following graphic more fully describes our Director candidate selection process:

Ongoing Succession Planning & Candidate Identification

Our Governance Committee continuously considers the current and long-term needs of our evolving business and seeks potential Director candidates consistent with our Director Selection Process guidelines in light of then-existing Board composition. It conducts a search process to identify qualified Director candidates, which includes the use of an independent third-party search firm to assess the alignment of potential candidates’ skills, experiences and backgrounds with our business strategy and values. Among other attributes, it considers the qualifications and skills described under “Director Qualifications” on page 18 and “Board Diversity” on page 35.

Meeting with Candidates

Potential Director candidates are interviewed by our Chairman, CEO, and members of the Governance Committee. Candidates undergo a rigorous screening process and are assessed on their ability to meaningfully contribute to our Board’s oversight of an array of issues in light of the diverse demands of our global business.

Decision and Nomination Our Governance Committee recommends, and our full Board nominates, the Director candidates best qualified to serve the interests of our Company and shareholders.

Election

Shareholders consider the Director nominees and elect Directors at our Annual Shareholders’ Meeting to serve one-year terms. Our Board may also elect Directors on the recommendation of our Governance Committee throughout the year when determined to be in the best interests of our Company and shareholders. In that case, such Directors would stand for re-election by shareholders at the next Annual Shareholders’ Meeting.

Shareholders may recommend Director candidates for consideration by our Governance Committee by sending such nomination via email to corporatesecretary@us.mcd.com and providing the candidate’s name, biographical data, qualifications, and written consent to being considered as a Director nominee and to serving as a Director if elected. Shareholders who wish to nominate Director candidates for election by shareholders must follow the nomination provisions set forth in our By-Laws.

Our Director Selection Process guidelines are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Board Committees

Our Board currently has six standing Committees: Audit & Finance; Compensation; Governance; Public Policy & Strategy; Sustainability & Corporate Responsibility; and Executive. All Committee members (except for our CEO, who only serves on our Executive Committee) are independent under NYSE listing standards and our Standards on Director Independence. In addition, Directors who serve on our Audit & Finance and Compensation Committees satisfy additional, heightened independence and qualification criteria applicable to Directors serving on such Committees under NYSE listing standards.

Each Committee has the responsibilities set forth in its respective charter, all of which have been adopted by our Board. Other than our Executive Committee, all standing Committees review their respective charters at least annually, and any changes are recommended to our full Board for approval. All standing Committee charters are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

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The current membership and primary responsibilities of each standing Committee are summarized on the following pages. Each standing Committee establishes its meeting calendar for the following year during the fourth quarter and has risk oversight within its respective areas of accountability as discussed under “Board Oversight” beginning on page 40.

Audit & Finance Committee	Meetings in 2023: 8
Our Audit & Finance Committee addresses the areas of focus set forth below.
Relevant Areas of Focus:	Committee Members:
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Oversee financial reporting, accounting, control, and compliance matters
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Appoint, retain, compensate, and evaluate our independent auditors
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Review audit scope and results with independent and internal auditors
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Review material financial disclosures, disclosure controls and procedures and internal controls over financial reporting
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Pre-approve all audit and permitted non-audit services
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Evaluate management’s processes to assess and manage risk
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Oversee global compliance program, including Sarbanes-Oxley and tax compliance
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Oversee financial risk and financial risk management
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Oversee our financial policies and strategies, including those relating to our capital structure, dividend policy, share repurchase plans and other treasury-related matters
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Oversee any investigations related to specific cybersecurity or technology incidents
Catherine Engelbert (Chair)
Margaret Georgiadis
John Mulligan
Amy Weaver
All members are financially literate and qualify as an “audit committee financial expert” as defined by the SEC

Compensation Committee	Meetings in 2023: 4
Our Compensation Committee addresses the areas of focus set forth below.
Relevant Areas of Focus:	Committee Members:
●
Oversee the design and administration of our executive compensation programs and policies
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Approve business goals and objectives in compensation programs, evaluate performance and approve executive compensation
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Establish, amend, review, and administer our incentive plans
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Review the use of compensation programs to motivate and retain executives
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Assess risk associated with our executive compensation programs and corporate incentive plans
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Oversight of compensation-related shareholder proposals
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Establish, amend, and administer our “clawback” policy
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See “Compensation Discussion and Analysis” beginning on page 53 for more information
Lloyd Dean (Chair)*
Anthony Capuano
Kareem Daniel
Jennifer Taubert
* Became Chair in 2023

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Board & Governance Matters

Governance Committee	Meetings in 2023: 6
Our Governance Committee addresses the areas of focus set forth below.
Relevant Areas of Focus:	Committee Members:
●
Advise as to Board structure (including composition and size), leadership and operations, as well as Committee structure and membership
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Establish criteria for Board membership
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Develop Board succession plans and make recommendations to our Board on succession matters
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Consider and recommend Director nominees to our Board for election, re-election or to fill vacancies
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Oversee shareholder engagement
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Review Corporate Governance Principles, consider governance trends and present recommendations to our Board, as appropriate
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Recommend non-management Directors’ compensation and stock ownership guidelines
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Evaluate Director and Board performance
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Review risks related to governance matters
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Manage responses to shareholder proposals (including oversight of governance-related proposals)
Miles White (Chair)
Lloyd Dean
Enrique Hernandez, Jr.
Paul Walsh
Amy Weaver

Public Policy & Strategy Committee	Meetings in 2023: 4
Our Public Policy & Strategy Committee addresses the areas of focus set forth below.
Relevant Areas of Focus:	Committee Members:
●
Monitor our long-term strategy development and implementation
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Monitor trends, regulatory matters and other items that do or could materially affect our business, performance, reputation and image
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Monitor government affairs, strategies, and priorities, as well as compliance with our Political Contributions Policy
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Review adequacy and appropriateness of our compliance programs, including employees’ compliance with our Standards of Business Conduct
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Monitor our global tax strategy
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Oversee labor matters, including franchisee relations
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Monitor our strategy and processes relating to cybersecurity and other technology risks
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Consider potential remedies to strategic or process gaps identified by our Audit & Finance Committee as a result of its review of any specific cybersecurity or technology incident
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Review risks related to public policy and strategy matters
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Oversight of public policy and strategy-related shareholder proposals
John Mulligan (Chair)
Anthony Capuano
Enrique Hernandez, Jr.
Jennifer Taubert
Miles White

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Sustainability & Corporate Responsibility Committee	Meetings in 2023: 4
Our Sustainability & Corporate Responsibility Committee addresses the areas of focus set forth below.
Relevant Areas of Focus:	Committee Members:
●
Monitor our strategies and efforts to address brand trust opportunities and brand leadership priorities (e.g., food, sourcing, the environment, human rights, community engagement, philanthropy, and DEI)
●
Monitor the development and implementation of our sustainability-related goals and initiatives, and the progress against such goals
●
Review global sustainability communication plans and reporting
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Monitor Company culture, employee satisfaction, human capital management and human rights matters (e.g., workplace health and safety, safe and respectful workplaces, and DEI)
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Review risks related to sustainability and corporate responsibility matters, including those related to climate
●
Oversight of sustainability and corporate responsibility-related shareholder proposals
Paul Walsh (Chair)
Kareem Daniel
Catherine Engelbert
Margaret Georgiadis

Executive Committee

Our Executive Committee may exercise most Board powers during the periods between Board meetings. The members of our Executive Committee are Christopher Kempczinski (Chair), Catherine Engelbert, Enrique Hernandez, Jr., John Mulligan, Paul Walsh and Miles White. Our Executive Committee did not meet during 2023.

Board Self-Evaluation

Our Board believes that a self-evaluation process is important to its ongoing effectiveness. Our Governance Committee oversees the annual self-evaluation of our Board. The following describes the process by which our Board carries out these self-evaluations, including over the past year:

Annual Board Self-Evaluation

The self-evaluation process seeks individual Director feedback on our Board’s role, Committee structure, relationship with management, meeting agendas, oversight of strategy and risk, and other Board-related topics.

Independent Third Party Generates Report

To protect anonymity and the integrity of the evaluation process, an independent third-party compiles evaluation responses and shares the results with the Governance Committee Chair.

Discussion of Results Our Governance Committee Chair presents the results of the self-evaluation to our Board.

Incorporation of Feedback

Our Board assesses progress in the areas targeted for improvement from the prior evaluation and develops action plans aimed at enhancing our Board’s and Committees’ effectiveness over the next year. Items requiring follow-up are monitored on an ongoing basis by our Board and Committees.

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Board & Governance Matters

Board Oversight

Risk Oversight

Under our Corporate Governance Principles, our Board is responsible for overseeing our enterprise-wide risk management (“ERM”) framework. The ERM framework is designed to identify, assess, and prioritize strategic, financial, and reputational risks with the potential to have a material impact on our Company. We periodically review the ERM framework and incorporate learnings to drive transparency and strategic decision-making. Management is responsible for the design and execution of the ERM framework. Our internal auditors also support risk identification and risk monitoring within our Company. The ERM framework leverages internal risk committees comprised of cross-functional leadership, which meet regularly to evaluate and prioritize risk in the context of our Accelerating the Arches growth strategy, with further escalation to our CEO, Board and/or Committees, as appropriate.

Our Board exercises oversight of the ERM framework, both as a full Board and through its standing Committees. An important element of this oversight is regular interaction among our Board and senior management regarding our risk exposures and mitigation effects as they relate to our business strategy, operations, and values. Our Board also annually reviews evolving strategic and enterprise risks, including those related to ESG matters, cybersecurity, human capital management and geopolitical issues. As part of this review, the Board considers, among other items, our mitigation and overall business strategy, competitive landscape, capital structure and management succession planning. The Board believes its approach to risk oversight ensures that the Board can choose many leadership structures while continuing to effectively oversee risk.

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Board & Governance Matters

Our Board’s risk oversight process is further depicted below:

BOARD OF DIRECTORS
ANNUAL REVIEW OF STRATEGIC RISKS
Strategy	Capital structure	Competitive landscape	Management succession planning

COMMITTEES
PRIMARY AREAS OF RISK OVERSIGHT
AUDIT & FINANCE	COMPENSATION	GOVERNANCE	SUSTAINABILITY & CORPORATE RESPONSIBILITY	Public Policy & Strategy
● Financial reporting ● Internal controls ● Enterprise risk process ● Oversight of specific cybersecurity and technology incidents ● Capital Structure ● Treasury ● Compliance	● Executive compensation ● Incentive plans ● Global compensation programs and policies	● Director selection ● Board succession ● Director compensation ● Governance structure	● Brand trust ● Environment and sustainability, including climate ● Food safety ● Corporate responsibility ● Human Rights ● Human capital, including workforce and workplace matters	● Strategy ● Public policy ● Labor matters, including activism ● Government affairs ● Corporate reputation ● Franchisee relations ● Cybersecurity and technology strategy and processes ● Compliance ● Tax planning

MANAGEMENT
KEY RISK RESPONSIBILITIES
Design and execute risk management programs	Identify, analyze, mitigate, and escalate risks	Evaluate and prioritize risks into tiers, further escalating to our CEO, Board and/or Committees, as appropriate	Ongoing engagement with Committee Chairs on respective areas of primary risk oversight

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Board & Governance Matters

As depicted above, each of our Audit & Finance, Compensation, Governance, Public Policy & Strategy, and Sustainability & Corporate Responsibility Committees is responsible for overseeing risks within its respective areas of accountability. Additionally, under their respective charters, each Committee has resources and access to outside advisors. Our Committees report to our Board any risks that they conclude may be reasonably likely to be significant to our Company and regularly update our Board on their particular risk oversight activities. Our Board also considers evolving risks, such as those relating to ESG matters and human capital management.

More information about specific risks we face is set forth in our filings with the SEC, as described under “Forward-Looking Statements & Website Links” on page 17.

Strategy Oversight

Our Board believes a fundamental understanding of our business, strategy and industry assists it in the effective discharge of its duties. As part of its oversight role, our Board regularly reviews our Company’s performance. Our Board regularly discusses our Company's strategy with our senior leadership team and other members of management, who present important information about our strategic priorities. In January 2023, our Board approved an evolved Accelerating the Arches growth strategy, which continues to encompass all aspects of our business as the leading global omni-channel restaurant brand. See “Accelerating the Arches” on page 8 for more information.

Our Board’s engagement in our business and oversight of our strategy provides it with important perspectives for the ever-changing business environment.

ESG Oversight

We have a long history of commitment to incorporating sustainable and socially responsible practices into our business operations. Our Sustainability & Corporate Responsibility Committee monitors and oversees the development and implementation of our sustainability goals and metrics, as well as monitors company culture, and human rights management, including workplace safety, and diversity, equity, and inclusion progress. Our Public Policy & Strategy Committee monitors and oversees our strategies and efforts to address matters that could materially affect our performance, reputation, and image, as well as our government affairs strategies and priorities. Our Governance Committee recommends to our Board corporate governance principles addressing, among other matters, the size, composition and responsibilities of our Board and its Committees. These Committees regularly report to our Board regarding their activities. In addition, from time to time as circumstances warrant, other Committees and/or our full Board receive reports and updates on our management of ESG-related matters.

Our Purpose & Impact

We drive impact by living our purpose, which is to feed and foster communities. We are proud of the work we do to help make a difference, and we will continue working to deliver progress in the communities in which we operate. The actions we take today help ensure we are building a better business and a more trusted brand for generations to come. Our impact strategy is centered around four areas: Our Planet; Food Quality & Sourcing; Jobs, Inclusion & Empowerment; and Community Connection. As summarized below, we have established strategies, goals, policies, and performance indicators to manage our progress across each of these areas.

More information can be found on the “Our Purpose & Impact” section of our website at https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact.html and in our 2022–2023 Purpose & Impact and Global Diversity, Equity & Inclusion Reports, available on the website.

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Our Planet

We recognize that our success is inherently connected to the health of our shared natural resources, and we know we need to take steps to help protect our planet so that we can continue to feed the communities we serve for generations to come. We have prioritized action across the following areas:

Recent higHlights

The Science Based Targets initiative (SBTi) has validated our global 2050 net-zero emission reduction target, aligning our 2030 global emissions target to help keep global temperature rises below 1.5°C

Continued to substantially achieve a deforestation-free supply chain across our primary commodities, such as beef, soy (for chicken feed), palm oil, coffee, and fiber (used in guest packaging), with over 99% of sourced volumes supporting a deforestation-free supply chain in 2022

Climate Action. We believe climate change is one of the biggest challenges of our time, and reducing emissions and adapting to climate change is critical to the success of the McDonald’s System. We are working to reduce emissions in our restaurant operations and help transform our food systems to be more resilient for the future. In 2018, we set 2030 targets, validated by the Science Based Targets initiative (“SBTi”), aligned with a 2°C scenario. In 2021, we committed to adapting our climate target to help keep global temperature rises below 1.5°C and reach net-zero emissions by 2050. Since then, we have worked to evolve our 2030 target and establish our 2050 target. This process included updating both our restaurants and offices target, as well as our supply chain target, based on the latest science and guidance from external experts. As of 2023, our targets aligned with the latest guidance and were validated by the SBTi.

Packaging, Toys & Waste. We are committed to helping accelerate solutions that help reduce waste while also transitioning to more sustainable packaging and toy materials. To achieve this, our priorities include eliminating unnecessary packaging and streamlining materials for easier recovery, transitioning away from virgin fossil fuel-based plastics in our primary guest packaging, advancing a circular economy, and engaging with other brands and non-governmental organizations to help increase the adoption of circularity across our industry.

Nature, Forests & Water. We are taking a holistic approach to protecting natural resources. We aim to help manage nature-related risks and build resilience by working with farmers to preserve and regenerate nature, and support biodiversity. Our Commitment on Forests sets forth our aim to eliminate deforestation from our global supply chain by the end of 2030 for the products we use in the greatest volumes and with the potential to have the greatest impact on forests. We continue to focus on supporting deforestation-free supply chains for our primary commodities, such as beef, soy (for chicken feed), palm oil, coffee, and fiber (used in guest packaging).

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Board & Governance Matters

Food Quality & Sourcing

The safety and quality of our food is a top priority. We source delicious, quality ingredients in responsible ways because how our food is produced, and where it comes from, matters to our customers, communities, and the environment. By engaging and partnering with our supply chain, comprised of a global network of suppliers, producers, and farmers, we work together toward commitments that support more sustainable production, so we can continue to serve our customers the delicious meals they know and love. We have prioritized action across the following areas:

Recent higHlights
As of December 2022, we have established market-specific targets for responsible antibiotic use in our global beef supply chain for our 10 in-scope markets
By the end of 2022, we made significant progress across all five Global Happy Meal Goals in our 20 major markets
As of the end of 2023, McDonald’s USA has achieved its commitment to sourcing 100% cage-free eggs by 2025 in the US market – two years ahead of schedule

Food Safety. We have a long-standing commitment to source and serve safe food and beverages every day, to every customer, in every McDonald’s restaurant. Strict food safety standards and protocols are embedded in everything we do, including food and product sourcing, menu development, packaging, distribution, and the running of our restaurants. Our food safety systems and standards are science-based and third-party validated. In 2022, we continued to advance food safety risk management (FSRM) practices with the development and deployment of an FSRM dashboard that provides our Food Safety and Quality teams with data and information to help develop plans for mitigating food safety related risks. By the end of 2022, as part of our Digital Food Safety (DFS) initiative, 88% of our restaurants had fully implemented the move from paper-based to digital food safety checklists. Our ongoing strategy includes strengthening our food safety culture and proactively managing food safety risks through continuous improvement of our standards and policies.

Nutrition & Marketing Practices. We listen to our customers and evaluate our menu to identify ways to evolve our offerings while maintaining the great taste people know and love. We believe focusing on kids and families is where we can have the biggest impact, which is why our strategy is grounded in goals relating to nutrition in our Happy Meals. From 2018 to 2022, we made significant progress to offer and promote more fruit, vegetables, low-fat dairy, whole grains, lean protein, and water in Happy Meals across 20 major markets. As we look to the future, we will assess potential new opportunities to build on the progress we have made so far.

Responsible Sourcing. We approach responsible sourcing holistically, as we understand that our work impacts the livelihoods of people, the well-being of animals and the health of our planet. We set standards for sourcing, including in our Supplier Code of Conduct, and engage closely with our supply chain to ensure these standards are upheld. Our aim is to deliver sustainable sourcing programs that drive lasting, meaningful outcomes on critical issues for people, animals, the environment, and our business.

Animal Health & Welfare. Because our ability to serve safe, quality food is reliant upon sourcing animals that are properly cared for throughout their lives, we have a long-standing commitment to improving the health and welfare outcomes of food producing animals in our supply chain. To achieve our goal of sourcing chickens raised with improved welfare outcomes, we have outlined eight specific commitments for our in-scope markets, which are expected to be fully implemented by the end of 2024. As of the end of 2023, McDonald’s USA has achieved its commitment to sourcing 100% cage-free eggs by 2025 in the US market – two years ahead of our 2025 goal. In the U.S., we are also working with pork suppliers to phase out the use of gestation stalls (small, enclosed pens) for housing pregnant sows by the end of 2024, and as of the end of 2022, more than 91% of our pork purchased in the U.S. comes from suppliers who have phased out the use of gestation stalls. We remain focused on the positive impact we can have by working with suppliers and promoting responsible practices.

Responsible Antibiotic Use. We are committed to promoting the responsible use of antibiotics in food producing animals in our supply chain. In December 2022, we established market-specific targets for the responsible use of antibiotics in our beef supply chain for our 10 in-scope markets (representing over 80% of our global beef supply chain as of the end of 2022). Our targets focus on the responsible use of medically important antibiotics and are aligned with World Health Organization Guidelines. In 2023, we worked with supply chain partners to deploy data collection processes and begin building access to use data that will help enable future measurement of antibiotic use and trends over time in our supply chain. Through collaboration, we have identified a number of opportunities, as well as challenges, in continuing to improve data and measurement capabilities in this space. Through our continued commitment to responsible antibiotic use we believe that we are doing our part to help preserve the effectiveness of antibiotics for future generations.

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Jobs, Inclusion & Empowerment

McDonald’s has always been a people business. We are committed to fostering workplaces where people feel supported, have equitable access to opportunity and feel empowered to realize their full potential through differentiated development opportunities and benefits. Regardless of cultural, social, or economic context, we operate in a way that respects the dignity of each person, using fair and humane practices. We prioritize safety and respect in our offices and Company-owned restaurants, and we support franchisees and suppliers in doing the same in their operations. Guided by our values, we are working on becoming better allies, sponsors, and leaders in order to help empower the people and communities we serve. We have prioritized action across the following areas:

Recent higHlights
As of the end of 2022, 43% of leadership roles (Senior Director and above) globally were held by women
As of the end of 2022, our U.S. systemwide spend with diverse-owned suppliers was 25%, resulting in McDonald’s reaching its diverse-owned supplier spend goal for the second year in a row
In 2022, we raised hourly wages at over 90% of our U.S. Company-operated restaurants, impacting more than 44,000 employees and resulting in an 8% increase to the average hourly pay rate

Human Rights. We believe that businesses like ours have a responsibility to respect human rights within their sphere of influence. To maintain relevant policies and practices, we work to identify and understand the human rights issues most salient to our business. Our commitment to respecting people and their rights throughout our value chain is set forth in several of our policies, including our Human Rights Policy, Standards of Business Conduct, Responsible and Ethical Recruitment Principles, Global Brand Standards and Supplier Code of Conduct. Our Human Rights Policy is guided by the United Nations Guiding Principles on Business and Human Rights, the International Bill of Human Rights and the principles set out in the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work.

Safe & Respectful Workplaces. We are working together with our franchisees to cultivate respectful workplaces where people can be themselves without fear of harassment, discrimination, retaliation, or violence. Our Global Brand Standards are focused on four key areas: (i) protecting employee health and safety; (ii) preventing workplace violence; (iii) preventing harassment, discrimination, and retaliation; and (iv) listening through restaurant employee feedback. All McDonald’s restaurants must implement these standards and are assessed on each criterion in accordance with the applicable market’s business evaluation processes. We remain committed to supporting markets and franchised restaurants by providing implementation support, including a suite of policies, tools, training and listening survey strategies for restaurant employees.

Our Commitment to Inclusion. We are committed to actively fostering an inclusive environment, where diversity is embraced as a business imperative. Our strategy is designed to drive efforts across our System to better represent the diverse communities in which we operate, to accelerate cultures of inclusion and belonging, upholding human rights, and cultivating a respectful workplace that is ethical, truthful, and dependable, and to further dismantle barriers to economic opportunity. Our goals include improving the representation of women globally and underrepresented groups in the U.S., a commitment to equal pay among Company employees with comparable job responsibilities, experience, performance, and contributions, and our Mutual Commitment to Diversity, Equity and Inclusion, a pledge that invites our U.S.-based suppliers to commit to efforts toward similar progress within their own organizations.

Talent & Benefits. Providing a best-in-class employee experience – where people are given opportunities to learn and develop – is a business imperative. Working to build and recognize high-performing teams, providing support for continuing education, and offering competitive compensation and benefits are just some examples of how we demonstrate our commitment to helping both Company-owned and franchised restaurant employees continue their path forward. Additionally, we embrace the opportunity to offer guidance, resources, tools and strategic partnerships to franchisees as they aim to support and empower their own employees. To attract and retain talent at all levels of the business, we also evaluate data and market trends to determine competitive wages and benefits.

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Board & Governance Matters

Community Connection

Our business thrives when our communities thrive. With our size and scale, we are uniquely positioned to give back to the communities we serve in meaningful ways. We think globally and act locally to better connect with our customers, employees, and wider society to help meet their needs. We have prioritized action across the following areas:

RECENT HIGHLIGHTS
In 2022 the U.S. business provided over $850,000 in community grants and sponsorships within the United States.
Supported approximately 1.7 million young people with training programs and job opportunities since launching our Youth Opportunity Program in 2018.
Continued the five-year, $100 million commitment to RMHC® that we set in 2020 to help RMHC® continue offering programs that ensure families have access to the medical care their child needs.
In total, McDonald’s, our Franchisees and customers donated over $182 million to RMHC® in 2022, helping the charity provide more than 2.2 million overnight stays for RMHC® families around the world.

Community Impact & Philanthropy. We have deep roots in communities, in part because most McDonald’s restaurants are run locally by independent franchisees. We have also established impactful relationships with community-based organizations around the world, which help provide us with direct insights into issues and challenges facing our communities – where franchisees are both neighbors and business owners. Our strategy is focused on three key areas: families and their well-being (including our support of Ronald McDonald House Charities®), providing support during times of need (such as through our partnerships with the Red Cross), and philanthropic investments and opportunity employment (including our Global Volunteer and Youth Opportunity Programs).

Ronald McDonald House Charities®. Through a network of over 260 chapters in more than 60 countries and regions, Ronald McDonald House Charities® (“RMHC®”) helps families stay together near world-class care facilities when a child is sick or injured. Our franchisees, employees, suppliers, and customers have supported RMHC® since 1974.

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Shareholder Engagement

We understand the importance of engaging with our shareholders and are committed to regularly discussing their perspectives on significant issues. Our Board and management team have developed and maintained a robust annual shareholder engagement program, highlights of which are described under “Shareholder Engagement” on page 9. In addition, the following graphic illustrates elements of our shareholder outreach and engagement efforts, with a specific focus on activities that take place before, during and after our Annual Shareholders’ Meeting:

Before Annual Shareholders’ Meeting	Annual Shareholders’ Meeting	After Annual Shareholders’ Meeting	Off-Season Engagement & Evaluation of Practices

Q1►Q2	Q2	Q3	Q4►Q1

Offer discussions with all shareholder proposal proponents	Publish Proxy Statement and Annual Report	Discuss voting results from the meeting, as well as shareholder feedback, and determine if any follow-up actions are appropriate	Engage with shareholders and other stakeholders to better understand their viewpoints on key issues and inform Board and management discussions
Engage with shareholders on items related to voting matters at the Annual Meeting	Engage with shareholders in attendance at the meeting	Consider focus areas for off-season engagement with shareholders and other stakeholders	Attend and participate in investor and governance-related events to better understand emerging trends and further engage with shareholders and other stakeholders
Report on shareholder engagement feedback to Governance Committee	Receive voting results	Review corporate governance trends, regulatory developments, and our corporate governance documents, policies, and practices	Evaluate potential changes to policies and practices considering feedback received from our shareholders and other stakeholders and our existing practices

Board’s Response to Shareholder Proposals

As discussed under “Shareholder Engagement” above, accountability to our shareholders is a critical component of our success. Following each Annual Shareholders’ Meeting, our Governance Committee analyzes the voting outcomes of shareholder proposals and, together with other Committees, as appropriate, considers proposed courses of action.

At our 2023 Annual Shareholders’ Meeting:

●	An advisory shareholder proposal requesting that we issue an annual report on our lobbying activities and expenditures received the support of approximately 49.75% of shares voted. Although the majority of our shareholders rejected the proposal, our Board, together with our Public Policy & Strategy Committee, carefully considered the voting results and continued to seek investor feedback on this important topic. We believe our policies and disclosures in this area are robust, and we have consistently been recognized for political transparency and accountability. Building on our strong record in this area, and following investor feedback, we are planning several enhancements to our public policy and engagement disclosures, including for example:
o	Additional disclosure on our policy engagement philosophy on key issues;
o	Enhanced disclosure regarding our U.S. federal government lobbying activities and expenses, as well as state lobbying activities;
o	Publishing a list of contributions made by the McDonald’s-affiliated Political Action Committee (“PAC”); and
o	Detailed corporate political contributions, as well as trade association membership information.

We intend to make these enhanced disclosures for 2024 available this summer and will update them on a regular basis.

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Board & Governance Matters

●	An advisory shareholder proposal requesting that we disclose the “15 key welfare indicators” used for the Company’s animal welfare program received the support of approximately 38% of shares voted. Although the majority of our shareholders rejected the proposal, we recognize this is an area of increasing focus for our stakeholders. We continue to make significant progress in implementing our chicken welfare strategy, which is overseen by our Board and Sustainability & Corporate Responsibility Committee. Further, we continue to transparently communicate this progress, including in July 2023, when we disclosed progress on all eight of our Broiler Welfare Commitments through our 2022-2023 Purpose & Impact Report. Some highlights include:
o	We initiated a process to define, then implement, our third-party on farm auditing protocol by the end of 2024. This third-party verification will enable continuous improvement;
o	We invested nearly $2 million (which enabled an additional $2.6 million in matching funds) into technology to automate gathering animal health and welfare indicators. These state-of-the-art welfare technologies will be among the first of their kind proposed for commercial availability; and
o	We developed our target-setting approach for KWIs, which consists of ranking suppliers in performance peer groups with timebound goals to advance to the next highest peer group, in a way that encourages innovative and thoughtful action.

In 2024, we will continue our partnership with suppliers, farmers, researchers, and welfare experts, assessing opportunities to build on the progress we have made so far and working together to drive positive outcomes.

Update on Civil Rights Audit

As discussed in our 2023 Proxy Statement, an advisory shareholder proposal requesting a third-party audit of the impact of our policies and practices on the civil rights of stakeholders received the support of approximately 55% of shares voted at our 2022 Annual Shareholders Meeting. Following the vote, we engaged Wilmer Cutler Pickering Hale and Dorr LLP (“WilmerHale”), a law firm with substantial civil rights expertise, to conduct a civil rights audit. We engaged with our shareholders, including the shareholder proponent, to discuss the parameters of the audit.

The scope of the audit is broad, covering McDonald’s civil rights impact across the McDonald’s System, with a focus on the United States, including our impact on McDonald’s employees (corporate employees and employees in Company-owned restaurants), franchisees, suppliers, and the broader community. WilmerHale is assessing relevant policies, practices, and initiatives, as well as the governance, accountability structures, and resources in place to support the Company’s efforts.

Over the course of 18 months, WilmerHale has conducted more than 100 interviews of McDonald’s employees across the Company’s major functions and reviewed thousands of documents. In addition, to ensure that the audit is informed by perspectives from across the System, WilmerHale has solicited the feedback of key stakeholders in various ways, including from corporate leaders and employees, managers and crew members in Company-owned restaurants, and franchisees representing varied demographic backgrounds and geographic regions. WilmerHale has also met with several McDonald’s suppliers and members of the Company’s Diverse Marketing Advisory Council, which advises McDonald’s on its marketing initiatives; national and local civil rights organizations, advocacy groups, and chambers of commerce representing a range of constituencies; and academics with varying viewpoints on the role of DEI in organizations.

WilmerHale has substantially completed its fact-finding work on the civil rights audit. Below is an overview from WilmerHale, which is preparing a public report that we expect to release later this year.

“The audit made clear that McDonald’s, as one of the world’s most recognizable brands, appreciates that it has an opportunity to lead by example in fostering diversity, equity, and inclusion across its System. Its commitment is well reflected in the thoughtfully crafted initiatives it has voluntarily undertaken. In response to a shareholder proposal, McDonald’s commissioned a broad civil rights audit to assess, refine, and strengthen its approach, which involved a deep dive into the Company’s domestic business, from its workplace policies and practices to its relationships with franchisees, suppliers, and community stakeholders. The audit found that, consistent with the Company’s stated values, McDonald’s has demonstrated an ongoing commitment to the principles of diversity, equity, and inclusion and has invested significant resources toward its goals. The Company’s sustained efforts have resulted in demonstrable progress on many of its top priorities and initiatives, including developing strong policies and guidance for its workforce and designing innovative initiatives to reduce economic barriers to opportunity that exist among its franchisees and suppliers. As part of our review, we also identified areas of opportunity. In our audit report, we will discuss our findings and provide recommendations for refining and enhancing McDonald’s approach, as well as for achieving greater alignment of its practices across its organization.”

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Other Governance Policies & Principles

Corporate Governance Principles

Our Governance Committee regularly reviews our Corporate Governance Principles and other governing documents and policies to confirm their appropriateness in light of our current and expected long-term circumstances, as well as evolving practices. Our Corporate Governance Principles are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Outside Board Service

It is expected that, before accepting an offer to serve on another public company board, a Director will consider whether that service will compromise his or her ability to perform his or her present responsibilities to our Company. Our Board has a policy providing that Directors may not serve on more than three public company boards (in addition to our Board). Our CEO and other management Directors, if any, may only serve on one public company board (in addition to our Board). Moreover, in the event of any scheduling conflict between our Board and any other board that a Director may subsequently join, such Director will commit to prioritizing his or her attendance obligations with our Board. Prior to accepting an invitation to serve on another public company board, each independent Director is required to provide notice to our Corporate Secretary, Chairman and Governance Committee Chair, and to obtain the consent of our Chairman and Governance Committee Chair. If an independent Director does not provide such notice, he or she will offer to submit his or her resignation from our Board to our Governance Committee Chair, and our Governance Committee will then determine whether to accept or reject such offer. Our Governance Committee reviews our policy on outside Board service as part of its annual review of our Corporate Governance Principles and recommends to our Board any appropriate changes.

Codes of Conduct

Each year, our Directors must confirm that they have read and will comply with our Code of Conduct for the Board of Directors. Our employees, including executive officers, are subject to our Standards of Business Conduct. These documents are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html. If we make certain amendments to these documents (other than technical, administrative or other non-substantive amendments), or grant certain waivers, including an implicit waiver, from a provision thereof to our chief executive officer, chief financial officer, chief operating officer, chief accounting officer or controller (or persons performing similar functions), we will disclose the nature of such amendment or waiver, its effective date and to whom it applies on our website or in a Current Report on Form 8-K filed with the SEC.

Meeting Attendance

Pursuant to our Corporate Governance Principles, Directors are expected to attend all or substantially all meetings of our Board and the Committees on which they serve, as well as our Annual Shareholders’ Meeting. Our Board met seven times in 2023, and our Committees met the number of times set forth on pages 37–39.

On average, our Directors attended 99% of the total number of meetings of our Board and the respective Committees on which they served in 2023, meaning each Director attended at least 75% of such meetings. In addition, all of our Directors who were elected at the 2023 meeting attended our virtual 2023 Annual Shareholders’ Meeting.

Executive Sessions

Independent Directors meet regularly in executive sessions without management present. An executive session is typically scheduled immediately before or after each regular Board meeting. Currently, our Chairman presides at such executive sessions, except in such matters as may involve his re-election or compensation, or our Board’s leadership structure, in which case our Governance Committee Chair presides. Executive sessions are also regularly scheduled in connection with Committee meetings, other than our Executive Committee, throughout the year.

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Board & Governance Matters

Director Orientation & Continuing Education

Upon joining our Board, Directors participate in an orientation that includes introductions to members of our senior leadership team and provides information about our operations, performance, strategic plans, and corporate governance practices. In addition, members of senior leadership and other speakers are periodically invited to attend portions of Board and Committee meetings to provide updates on business and general industry trends, as well as governance, regulatory, legal, and financial matters.

Directors are encouraged to participate in continuing education programs to stay informed of developments in corporate governance and issues relating to the operation of public company boards. Directors also conduct periodic visits to our restaurants and, of course, are McDonald’s customers. For more information on how Directors oversee and remain informed on Company strategy, see “Strategy Oversight” on page 42.

Communications With Our Board

Persons wishing to communicate with our Directors, individually or as a group, may do so by emailing bod@us.mcd.com. Under our Board’s policy for public communications addressed to our Board, our Corporate Secretary reviews correspondence, forwards correspondence addressed to an individual Director to that Director, and screens correspondence addressed to multiple Directors or our full Board in order to forward it to the most appropriate person. Communications relating to our accounting, internal accounting controls or auditing matters are referred to our Audit & Finance Committee Chair, while certain communications that are unrelated to the duties and responsibilities of our Board (e.g., business solicitations, junk mail, mass mailings and employment inquiries) are excluded.

Director Compensation

Non-management Directors are compensated for their service on our Board, as described below. Directors who are also Company employees do not receive any compensation for their service as Director.

Our Governance Committee annually evaluates the compensation of our Directors. Consistent with this practice, in Spring 2023 our Board’s independent compensation consulting firm Semler Brossy Consulting Group LLC (“Semler Brossy”) performed a comprehensive review of both the structure of our non-management Director compensation program and amount of compensation, including benchmarking director compensation using the same peer group as is used for executive compensation review and described under “Compensation Discussion and Analysis” beginning on page 53. Informed by the results of this review and the base salary increase budget for employees, upon recommendation of the Governance Committee, the Board approved a $5,000 increase to the cash retainer component of the Director compensation package, effective May 25, 2023. No other changes were made to our Director compensation program in 2023.

Our Director compensation program consists of: (i) an annual cash retainer of $120,000; (ii) an annual grant of common stock equivalent units with a value of $200,000 under our Board of Directors’ Deferred Compensation Plan (the “Directors’ Plan”); (iii) an annual cash retainer of $30,000 for our Audit & Finance Committee Chair; and (iv) an annual cash retainer of $25,000 for the Chairs of our Compensation, Governance, Public Policy & Strategy, and Sustainability & Corporate Responsibility Committees. We also match up to $10,000 of charitable contributions made annually by Directors to certain types of tax-exempt organizations.

In recognition of his leadership as our independent Chairman, our disinterested Directors awarded Enrique Hernandez, Jr.: (i) an additional $250,000 cash retainer; and (ii) restricted stock units (“RSUs”) with a targeted grant date fair value of $250,000 in 2023. The amount of compensation for Mr. Hernandez’s service as our independent Chairman has remained unchanged since 2016 and was set at a level to reflect the significance of such role at our Company as well as his qualifications. The RSUs awarded to Mr. Hernandez are payable in either shares of our common stock or cash, at our discretion, and are scheduled to vest on the later of his retirement from our Board or the first anniversary of the grant date.

Common stock equivalent units granted to Directors are credited to an account in the Directors’ Plan that reflects the gains, losses and dividends associated with a notional investment in our common stock and are settled following the Director leaving the Board. Common stock equivalent units so credited are based on a per-share price equal to the closing price of our common stock on the date the units are credited. In addition, Directors may elect to defer all or a portion of their cash retainers in the form of additional common stock equivalent units under the Directors’ Plan. Amounts Directors choose to defer from their retainer are deferred until a specified payment date, as determined by the Director in accordance with the Directors’ Plan. A Director may elect that all or a portion of the credited common stock equivalent units be paid in a lump sum or equal annual installments over a period of up to 15 years, beginning after retirement from our Board. Elections under the Directors’ Plan are irrevocable. In the event of death, amounts are paid in a lump sum. All amounts paid from the Directors’ Plan are paid in cash.

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The following table summarizes the compensation received by each non-management Director who served in 2023:

	FEES EARNED OR	STOCK	ALL OTHER
NAME	PAID IN CASH ($)(1)	AWARDS ($)(2)	COMPENSATION ($)(3)	TOTAL ($)
Anthony Capuano	117,928	200,000	10,000	327,928
Kareem Daniel	117,928	200,000	10,000	327,928
Lloyd Dean	122,072	200,000	10,000	332,072
Robert Eckert(4)	46,092	79,452	10,000	135,544
Catherine Engelbert	147,928	200,000	10,000	357,928
Margaret Georgiadis	117,928	200,000	10,000	327,928
Enrique Hernandez, Jr.	367,928	450,000	10,000	827,928
Richard Lenny(4)	118,893	166,575	10,000	295,468
John Mulligan	142,928	200,000	10,000	352,928
John Rogers, Jr.(4)	46,092	79,452	10,000	135,544
Jennifer Taubert	117,928	200,000	10,000	327,928
Paul Walsh	142,928	200,000	10,000	352,928
Amy Weaver	117,928	200,000	10,000	327,928
Miles White	142,928	200,000	10,000	352,928

(1)	As described above, Directors may defer all or a portion of their retainer earned in the form of additional common stock equivalent units under the Directors’ Plan.
(2)	These amounts represent the aggregate grant date fair value of common stock equivalent units computed in accordance with ASC 718 that were granted to each Director who served during 2023. As discussed above, this also includes 876 RSUs with an aggregate grant date fair value of $250,000 granted to Mr. Hernandez in 2023 in connection with his service as Chairman. The grant date fair value was determined based on our closing stock price on the date of grant.
(3)	Represents the amount of charitable contributions to tax-exempt organizations that the Company matched for Directors in 2023. No Director received perquisites or personal benefits in excess of $10,000 in the aggregate in 2023.
(4)	Messrs. Eckert and Rogers, who retired from our Board on May 25, 2023, and Mr. Lenny, who retired from our Board on October 31, 2023, received prorated compensation to reflect their respective service in 2023.

Cumulative Outstanding Stock Awards as of December 31, 2023

OUTSTANDING
NAME	STOCK AWARDS
Anthony Capuano	982
Kareem Daniel	870
Lloyd Dean	12,577
Robert Eckert(1)	66,522
Catherine Engelbert	3,134
Margaret Georgiadis	9,103
Enrique Hernandez, Jr.	92,075
Richard Lenny(1)	39,612
John Mulligan	8,364
John Rogers, Jr.(1)	63,577
Jennifer Taubert	1,401
Paul Walsh	4,615
Amy Weaver	870
Miles White	20,882
(1)	Messrs. Eckert and Rogers retired from our Board on May 25, 2023, and Mr. Lenny retired from our Board on October 31, 2023.

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PROPOSAL 2
Advisory Vote to Approve Executive Compensation

Pursuant to Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”), we are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers for 2023, including the Compensation Discussion and Analysis (the “CD&A”), compensation tables and related material disclosed in this Proxy Statement.

Our Board unanimously recommends that you vote  FOR  Proposal 2.

As fully described in the CD&A, our executive compensation program is guided by the following long-standing principles: (i) pay for performance; (ii) drive business results with a focus on creating long-term shareholder value; and (iii) pay competitively. Our executives’ compensation opportunities are predominantly performance-based. Our Compensation Committee has established financial performance targets designed to be challenging, and payouts under our incentive plans can vary significantly based on Company performance.

We delivered strong growth in 2023 despite a challenging macroeconomic operating environment around the world. Our ongoing momentum produced a global comparable sales increase of 9% and operating income growth of 24%. These results highlight our continued business momentum, building upon the significant growth in prior years. This strong multi-year performance demonstrates the success of our M-C-D growth pillars under our Accelerating the Arches strategy as McDonald’s continues to satisfy the evolving needs of our customers.

Our broad-based momentum produced strong 2023 Systemwide sales and operating income performance resulting in a Corporate Short-Term Incentive Plan (“STIP”) payout factor for named executive officers (“NEOs”) of 141.3%. Further, this ongoing momentum produced strong, multi-year performance, resulting in a 187.5% payout factor for the performance-based restricted stock units (“PRSUs”) awarded to our executives in 2021. Our Compensation Committee’s commitment to align payouts with Company performance over different time periods has helped to drive long-term value creation for our shareholders.

For the reasons expressed above and discussed in more detail in the CD&A, our Board believes that our executive compensation program effectively motivates strong performance while balancing risk, thereby aligning the interests of our executives with those of our shareholders. Although this vote is advisory and non-binding, our Compensation Committee and Board value the opinions of shareholders and will consider the outcome of the vote, along with our ongoing dialogue with shareholders and other relevant factors, when considering future executive compensation decisions.

We currently hold our advisory vote on executive compensation annually, and the next such vote is expected to occur at our 2025 Annual Shareholders’ Meeting.

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Executive Compensation

Compensation Committee Report

Our Compensation Committee (the “Committee”) has reviewed and discussed the CD&A with management. Based on this review and discussion, the Committee recommended to our Board that the CD&A be included in this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted,

The Compensation Committee

Lloyd Dean, Chair

Anthony Capuano
Kareem Daniel
Jennifer Taubert

Compensation Discussion and Analysis

This CD&A describes our executive compensation program and provides insights into the Committee’s process and rationale for reviewing and implementing such program. To enable easier navigation, we have organized the disclosure into the following sections:

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Executive Compensation

1. Our 2023 Year in Review

Business Performance

The Company’s Accelerating the Arches strategy continued to drive significant growth in 2023 despite ongoing macroeconomic pressures. In 2023, the Company achieved a global comparable sales increase of 9% and operating income growth of 24%. Further the Company has produced over 30% global comparable sales growth since 2019. This strong multi-year performance is evidence that the Company’s M-C-D strategic growth pillars have enabled the Company to continue to meet the evolving needs of our customers around the world.

Compensation

Our broad-based momentum produced strong 2023 operating income and Systemwide sales performance resulting in a Corporate STIP payout factor for NEOs of 141.3% (inclusive of financial metrics, new restaurant openings and human capital metrics). Further, the execution of our Accelerating the Arches growth strategy produced strong, multi-year performance, resulting in a 187.5% payout factor for the PRSUs awarded to our executives in 2021 that vested in early 2024 based on performance over the 2021-2023 performance period. Since the introduction of our Accelerating the Arches growth strategy in 2020, and consistent with our pay for performance philosophy, our incentive programs have yielded Corporate STIP payouts ranging from 0 to 185% of target depending upon the Company’s performance against rigorous, pre-established, quantitative targets.

As highlighted in the following graphics, the strong 2023 STIP and 2021-2023 PRSU payout factors are a result of the Company significantly exceeding its targets for the key financial metrics included in our incentive designs for both the one and three-year performance periods, emphasizing the Company’s steadfast commitment to pay for performance.

2023 STIP FINANCIAL PERFORMANCE VS TARGETS

2021–2023 PRSUs VS TARGETS

For more detailed information on our incentive plans and the calculation of our payout factors, see “Performance-Based Compensation Metrics” and “2023 Direct Compensation Elements” beginning on pages 59 and 60, respectively.

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2. Named Executive Officers

Our NEOs for 2023 are listed below:

Christopher Kempczinski	Jonathan Banner
President and Chief Executive Officer (“CEO”)	Executive Vice President and Chief Global Impact Officer

Ian Borden	Joseph Erlinger
Executive Vice President and Global Chief Financial Officer (“CFO”)	President, McDonald’s USA

Gillian McDonald
President, International Operated Markets

3. Compensation Guiding Principles

The Company follows three long-standing principles in designing our executive compensation program: (i) pay for performance; (ii) drive business results with a focus on creating long-term shareholder value; and (iii) pay competitively. These principles inform the design, operation, and risk profile of our executive compensation program.

First Principle: Pay for Performance

Our executives’ compensation opportunity is predominantly performance-based. As detailed in the below graphic, which shows target total direct compensation for 2023, using salary, target STIP payout and grant date fair values for long-term incentive awards granted in 2023, 92% of our CEO’s target total direct compensation opportunity for 2023 was performance-based. For our NEOs other than Mr. Kempczinski, approximately 83% of the target total direct compensation opportunity for 2023 was performance-based (excluding certain long-term incentive awards granted to Ms. McDonald and Mr. Banner in connection with replacing forfeited compensation from their prior employers upon joining McDonald’s, as more fully described under “New Hire Compensation” on page 66).

92%	CEO’s total direct compensation opportunity is performance-based.

Our incentive plans are based on a variety of strategic financial metrics that are aligned with our key measures of long-term sustainable growth. In addition, the STIP includes a new restaurant opening metric given the importance of restaurant development in driving top-line growth, and human capital metrics that hold executives accountable for the Company’s diversity, equity & inclusion (“DEI”) ambitions. The Committee establishes performance targets that are designed to be challenging, and payouts under our incentive plans can vary significantly based on performance.

Key 2023 Metrics
STIP	PRSUs
Operating Income Growth	Earnings Per Share (“EPS”) Growth
Systemwide Sales Growth	Return on Invested Capital (“ROIC”)
New Restaurant Openings	Total Shareholder Return (“TSR”)
Human Capital Metrics

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Second Principle: Drive Business Results & Long-Term Value Creation

While we believe it is important to reward success against short-term goals, our overall focus is on driving long-term shareholder value. The Committee regularly considers how our compensation program supports our current business strategy, as described below. In order to incentivize long-term value creation, we have generally delivered approximately 75% of our CEO’s compensation opportunity in the form of long-term incentive awards that vest over several years.

Third Principle: Pay Competitively

Our compensation program is designed to attract, motivate, and retain talented executives critical to our success. The Committee monitors the compensation practices of our peer group of companies with which we compete for talent and considers market competitiveness when setting executive compensation. Additionally, the Committee considers internal pay equity, as described below, when making executive compensation decisions.

4. Aligning Compensation with Business Strategy

The Committee annually reviews our executive compensation program to evaluate whether the program and performance metrics are designed to help drive execution of our business strategy. As part of this review, the Committee may modify the design and/or performance metrics to reflect the most significant priorities of our business strategy in a given year.

2023 Short-Term Cash Incentive (STIP)

The design of our executive compensation program for 2023 is generally consistent with 2022, which the Committee believes is closely aligned with the Company’s strategic priorities and motivates our executives to produce strong business results. For the 2023 STIP, the Committee retained operating income and Systemwide sales (which together account for 70% of the award) as core metrics and added new restaurant openings as a core metric given the importance of restaurant development in driving top line growth as part of the evolution of the Company’s Accelerating the Arches growth strategy. In addition, our human capital metrics were streamlined to focus executives’ efforts towards established DEI ambitions. Further, the Committee retained the quantitative performance modifier that was introduced in 2022 and focused on converting applicants in our franchisee program into new restaurant owners and the diversity of such new restaurant owners, which was only applicable to business leaders with direct oversight of this process, including Ms. McDonald and Mr. Erlinger. The Committee believes this combination of metrics reflects the appropriate balance of driving both top- and bottom-line growth and motivating leaders to achieve key business objectives that are deemed critical to our Accelerating the Arches growth strategy. Refer to “Short-Term Cash Incentive (STIP)” on page 60 for more information on the details.

2023 Performance-Based Restricted Stock Units (PRSUs)

The Company’s 2023 PRSU design is also closely tied to the Accelerating the Arches growth strategy and drives long-term, sustainable growth. The 2023 PRSU design, which includes EPS growth and ROIC as core metrics, as well as a TSR modifier, is the same as the 2022 PRSU design. The Committee believes the program appropriately incentivizes executives to drive long-term shareholder value. Refer to “Long-Term Incentive Compensation” on page 62 for more information on the details of our PRSU awards.

Weightings of Performance Metrics

*If EPS and ROIC performance results in a payout, a +/-25 point modifier based on TSR over the performance period is triggered

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2024 Program Design

Our program design for 2024 will be largely consistent with the 2023 design, as the metrics included in our 2023 design continue to be closely aligned with our Accelerating the Arches growth strategy. The 2024 STIP design will retain the core metrics of operating income growth, Systemwide sales growth and new restaurant openings, with the weightings consistent with the 2023 design. The 2024 design will also introduce a strategic scorecard that will represent 15% of the STIP and will reflect management’s efforts towards key strategic initiatives, including the Company’s franchising strategy, employee engagement and established DEI ambitions. The design of the 2024-2026 PRSUs will remain the same as the prior year design.

5. Compensation Setting Process

The Committee reviews our overall executive compensation program to evaluate whether it remains aligned with current business objectives and evolving best practices, including seeking feedback from our shareholders, as described in more detail below. The following highlights the Committee’s annual review process.

Input from our compensation consultant

The Committee’s independent compensation consultant reviews and provides input on overall compensation design and NEO target compensation opportunities.

Market considerations

The Committee considers peer data and market benchmarking pay data obtained from various sources.

Role of management

Management provides the Committee with its perspectives on compensation matters. No member of management is involved in decisions regarding their own compensation.

In determining the compensation for NEOs other than himself, Mr. Kempczinski provides input and recommendations on the performance of each NEO. The Committee Chair, along with our independent Chairman, leads the independent directors in the evaluation of Mr. Kempczinski’s performance. Based upon the results of this performance evaluation and informed by input from the Committee’s independent compensation consultant, the Committee reviews and approves the NEOs compensation, including Mr. Kempczinski. The Committee Chair regularly reports to our Board following Committee meetings.

Shareholder Engagement

Throughout the year, management engages in dialogue with a significant portion of our shareholders on a variety of topics, including our executive compensation program (for more details, see “Proxy Summary” beginning on page 7). The Committee considers feedback received through these direct discussions with investors in addition to prior “Say-on-Pay” results. In 2023, the Company received approximately 92% approval of our “Say on Pay” vote. The Committee considered the voting results as part of its annual review of the program and determined that our compensation guiding principles and compensation elements continued to be appropriate and aligned with our strategy.

92%	Strong support for our executive compensation program at our 2023 Annual Shareholders’ Meeting.

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Internal Pay Equity

The Committee considers the following in determining our executives’ direct compensation opportunities: competitive pay levels; relative scope of responsibilities; individual performance; tenure in position; and the effect on our general and administrative expenses. In addition, as circumstances warrant, we may provide compensation to executives outside of our regular compensation structure in connection with their hiring, promotion, or retention (see “New Hire Compensation” below for more information related to sign-on long-term incentive awards received by Ms. McDonald and Mr. Banner). This approach permits us to meet specific business objectives without distorting pay equity. In line with our core values, our global pay principles emphasize the importance of compensation that is competitive, non-discriminatory, performance-based, transparent, and compliant with legal and regulatory standards.

Independent Compensation Consultant

The Committee has the sole authority to retain and dismiss an independent compensation consultant. The Committee has engaged Semler Brossy Consulting Group LLC (“Semler Brossy”) as its independent compensation consultant. Consistent with its Charter, the Committee regularly considers its compensation consultant’s independence. In October 2023, the Committee concluded that Semler Brossy is independent and that its work for the Committee did not raise any conflicts of interest. Management may not engage the Committee’s consultant for any purpose.

Peer Companies

Consistent with our goal of providing competitive compensation to motivate and retain executive talent, we review compensation practices and levels for a group of peer companies that we believe best reflect our business. In setting target compensation levels for our executives, we use the market median for each compensation element as a reference point; however, we do not specifically target any element of compensation at a particular percentile.

Annually, based on input from Semler Brossy and management, the Committee selects a peer group comprised of companies with which we compete for talent, including our direct competitors, major retailers, producers of consumer branded goods and companies with a significant global presence, based on the following screens:

Covered industries	Size	strategic criteria
● Restaurants and leisure ● Retail ● Consumer products ● Technology ● Food and beverage	● Companies with revenue and a market cap in the range of 0.25 to four times those of our Company	● Iconic global brand ● Global business ● Talent market competitor

The following table sets forth our 2023 peer group, which was the same peer group used to evaluate executive compensation decisions for 2022. The graphic below compares the market capitalization of these companies to McDonald’s.

● The Coca-Cola Company ● Colgate Palmolive Company ● Johnson & Johnson ● The Kraft-Heinz Company ● Marriott International, Inc. ● Mastercard Incorporated ● Mondelēz International, Inc. ● NIKE, Inc.	● PepsiCo, Inc. ● The Procter & Gamble Company ● Starbucks Corporation ● Target Corporation ● Visa Inc. ● Walgreens-Boots Alliance, Inc. ● Wal-Mart Inc. ● Yum! Brands Inc.

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6. Performance-Based Compensation Metrics

Our 2023 compensation program included both annual and long-term incentive awards, based on objective performance metrics (both absolute and relative), as well as our stock price performance, as reflected in the following graphic:

●
The Committee takes a holistic approach to establishing performance targets under our incentive compensation plans.
●
The Committee recognizes the importance of achieving an appropriate balance between rewarding executives for strong performance over both the short- and long-term and establishing motivating but rigorous targets.
●
The Committee focuses on the need to motivate and retain executives, without encouraging excessive risk taking.
●
In setting these objective performance targets, the Committee considers our financial objectives and the economic, industry and competitive environments.

*

In addition to the above metrics, a 15% performance modifier that is focused on converting registered applicants to our franchisee program into new restaurant owners and the diversity of such new restaurant owners applies only to Ms. McDonald and Mr. Erlinger.

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7. 2023 Direct Compensation Elements

Annual Compensation

Base Salary

In determining annual base salary and any adjustments, the Committee considers a variety of factors, including market competitiveness, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses. Taking into consideration all of these factors, the Committee increased the 2023 base salary for Mr. Kempczinski to more closely align to the market median. The Committee did not increase the base salary for any other NEO.

NAMED EXECUTIVE OFFICER	2022 SALARY ($)*	2023 SALARY ($)*
Christopher Kempczinski	1,380,000	1,425,000
Ian Borden	900,000	900,000
Gillian McDonald**	804,000	808,365
Jonathan Banner	700,000	700,000
Joseph Erlinger	840,000	840,000

*

Salary information is annualized and amounts are effective March 1 of applicable year (except Ms. McDonald and Mr. Banner’s 2022 salary amounts, as each commenced employment with the Company in September 2022).

**

Ms. McDonald’s base salary is paid in British Pounds (“GBP”), with an annualized salary of 650,000 GBP for 2022 and 2023. The amounts reflected in the table above are based on the average monthly exchange rate for 2022 of 1 GBP = 1.237512 USD and for 2023 of 1 GBP = 1.243639 USD.

Short-Term Cash Incentive (STIP)

In setting individual STIP targets, the Committee considers a variety of factors, including individual performance, experience, market competitiveness, retention, succession, and internal equity considerations. Taking into consideration all of these factors, the Committee increased the 2023 STIP targets for each of the NEOs other than Mr. Kempczinski, reflecting an increase in peer group market median short-term incentive targets and the Company’s commitment to a pay for performance philosophy. These increases are detailed in the chart below, which shows the target STIP payment as a percent of salary for all NEOs in 2022 and 2023.

NAMED EXECUTIVE OFFICER	2022 STIP (%)	2023 STIP (%)
Christopher Kempczinski	200	200
Ian Borden	120	125
Gillian McDonald	100	120
Jonathan Banner	80	90
Joseph Erlinger	110	120

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For 2023, the STIP design was aligned with our Accelerating the Arches strategy and rewarded growth in operating income, Systemwide sales, new restaurant openings and performance against human capital metrics. Operating income growth requires us to balance increases in revenue with financial discipline to produce strong margins and cash flow. Systemwide sales is an important metric in a franchise business as income generation is closely correlated to sales growth and it is a measure of the financial health of our franchisees. New restaurant openings was introduced as a new metric for 2023 given the importance of restaurant development in driving top-line growth as part of the evolution of our Accelerating the Arches strategy. The new restaurant openings metric measures restaurants opened in our U.S. and International Operated Markets (“IOM”) segments. Human capital metrics align with our strategic aspirations and hold executives accountable for efforts towards the Company’s DEI ambitions. To further our franchising strategy, the STIP design includes a modifier that is focused on converting registered applicants to our franchisee program into new restaurant owners and the diversity of such new restaurant owners, as detailed below.

The chart below provides the operating income growth, Systemwide sales growth, and new restaurant openings necessary to achieve threshold, target, and maximum payouts under the 2023 STIP for the Corporate segment:

2023*	THRESHOLD	TARGET*	MAXIMUM
Operating income growth	0%	9.5%	19.7%
Systemwide sales growth	0%	8.3%	16.2%
New restaurant openings	382	449	477

*

Payout percentage interpolated for results that fall between each of the performance levels specifically identified. The maximum payout as a percentage of target was 240% for the operating income growth and Systemwide sales growth metrics and 133% for the new restaurant openings metric.

Performance vs. 2023 STIP Targets

The following table shows the operating income, Systemwide sales, and new restaurant opening targets and results under the 2023 STIP for the Corporate, U.S. and IOM segments. STIP payouts are capped at 200% of the target award.

	OPERATING INCOME (“OI”)* (40% WEIGHTING)				SYSTEMWIDE SALES (“SWS”) (30% WEIGHTING)				NEW RESTAURANT OPENINGS (“NRO”) (15% WEIGHTING)

		TARGET 2023		2023		TARGET 2023		2023
		OI GROWTH	2023	ADJUSTED		SWS GROWTH	2023	ADJUSTED
	TARGET	OVER	ADJUSTED	OI GROWTH	TARGET	OVER	ADJUSTED	SWS GROWTH	TARGET
	2023 OI	2022	OI	OVER 2022	2023 SWS	2022	SWS	OVER 2022	2023 NRO	2023 NRO
	($B)	(%)	($B)	(%)	($B)	(%)	($B)	(%)	(#)	(#)
Corporate	11.4	9.5	12.0	16.0	128.0	8.3	131.5	11.2	449	410
U.S.	5.4	5.6	5.8	12.3	51.0	4.7	53.1	9.0	120	112
IOM	5.6	7.7	5.9	12.8	42.9	8.0	43.6	9.8	329	298

*

The 2023 operating income target and results above have been adjusted in accordance with the Committee’s pre-established guidelines. See page 64 for further information on the Committee’s guidelines as well as 2023 STIP adjustments.

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For 2023, our human capital metrics focused on the diversity of women and underrepresented groups in leadership roles and represented 15% weighting in the STIP at target, with the opportunity to earn from 0 to 20 STIP points. In early 2024, the Committee reviewed our performance with respect to the human capital metrics under the 2023 STIP and determined that we continued to make progress in this area. The following was awarded for our achievements against these metrics:

HUMAN CAPITAL METRICS	STIP Points Awarded	Performance Factor (%)
Diverse representation in leadership roles	13.9	92.7

With respect to the modifier applicable to certain NEOs’ 2023 STIP payouts, the Committee established metrics to measure the conversion of registered applicants into new restaurant owners, and the diversity of such new restaurant owners. This modifier applied to the IOM segment results for Ms. McDonald and the U.S. segment results for Mr. Erlinger. Target-level achievement has a neutral impact on STIP results, with upside and downside opportunity ranging from +/- 15 STIP points, which impacts the IOM segment results for Ms. McDonald and the U.S. segment results for Mr. Erlinger. In early 2024, the Committee reviewed the performance of each of the IOM and U.S. segments relative to the pre-established goals, with the performance detailed below:

MODIFIER	Segment	STIP Points Applied to Segment Results
Conversion of registered applicants into new restaurant owners and diversity of such new owners	IOM	4.4
	U.S.	(6.4)

Individual 2023 STIP Payouts

The 2023 STIP target and actual payouts for our NEOs are shown in the following table.

			TARGET
			2023 STIP			2023 STIP
			PAYMENT AS	2023		PAYMENT AS
	APPLICABLE TEAM	PERFORMANCE	PERCENT OF	TARGET STIP	2023 STIP	PERCENT OF
NAMED EXECUTIVE OFFICER	FACTORS	FACTORS (%)(1)	SALARY (%)	PAYOUT ($)	PAYOUT ($)(1)	TARGET (%)(1)
Christopher Kempczinski	Corporate (85%)	149.9	200	2,850,000	4,027,620	141.3
	Human Capital (15%)	92.7
Ian Borden	Corporate (85%)	149.9	125	1,125,000	1,589,850	141.3
	Human Capital (15%)	92.7
Gillian McDonald(2)	IOM (63.75%)	137.9	120	970,038	1,296,651	133.7
	Corporate (21.25%)	149.9
	Human Capital (15%)	92.7
Jonathan Banner	Corporate (85%)	149.9	90	630,000	890,316	141.3
	Human Capital (15%)	92.7
Joseph Erlinger	U.S. (63.75%)	183.2	120	1,008,000	1,638,492	162.5
	Corporate (21.25%)	149.9
	Human Capital (15%)	92.7

(1)

The Performance Factors, the 2023 STIP Payout and 2023 STIP Payment as Percent of Target each include the impact of the modifier that is focused on converting registered applicants to our franchisee program into new restaurant owners and the diversity of such restaurant owners for Ms. McDonald for the IOM segment and Mr. Erlinger for the U.S. segment, as further described in the Performance vs. 2023 STIP Target section starting on page 61. The final performance factor for the IOM segment was 133.5%, and the performance factor for Ms. McDonald for the IOM segment reflects the increase of 4.4 STIP points, based on the modifier. The final performance factor for the U.S. segment was 189.6%, and the performance factor for Mr. Erlinger for the U.S. segment reflects the decrease of 6.4 STIP points, based on the modifier.

(2)	Ms. McDonald’s 2023 target STIP payout has been converted to USD based on the average monthly exchange rate for 2023 of 1 GBP = 1.243639 USD.

Long-Term Incentive Compensation

Consistent with prior years, our long-term incentive compensation in 2023 consisted 50% of PRSUs and 50% of stock options. The Committee believes this mix of awards supports our pay-for-performance philosophy. Executives are motivated by PRSUs to achieve robust financial performance targets over a three-year period, and stock options focus executives on actions that create shareholder value over the long term.

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Setting 2023 lONG-tERM iNCENTIVE Award Values

In determining the long-term incentive awards, the Committee considers several factors, including market practices, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses. In the case of Mr. Kempczinski, to further align his interests with the Company’s shareholders, the Committee elected to deliver the majority of Mr. Kempczinski’s 2023 total compensation increase in the form of additional long-term incentive awards rather than cash compensation. Additionally, Mr. Kempczinski’s increase was intended to further the Committee’s goal of aligning his compensation more competitively within our peer group. The Committee approved an increase for Mr. Borden in connection with his promotion to CFO. In the case of Mr. Erlinger, the Committee approved an increase to better reflect market competitiveness.

The following table illustrates the 2022 and 2023 target annual long-term incentive award values for our NEOs, including the approved increases as described above. This table does not reflect sign-on long-term incentive awards approved for Ms. McDonald and Mr. Banner in connection with the commencement of their employment with the Company in 2022, but which were granted in 2023. Please refer to the New Hire Compensation section below for more details on these sign-on awards.

NAMED EXECUTIVE OFFICER	2022 AWARD VALUE ($)	2023 AWARD VALUE ($)
Christopher Kempczinski	11,500,000	13,000,000
Ian Borden	3,250,000	4,000,000
Gillian McDonald	-	2,750,000
Jonathan Banner	-	2,000,000
Joseph Erlinger	3,500,000	3,750,000

Performance-Based Restricted Stock Units (PRSUs)

2023 PRSUs

Consistent with prior years, 50% of the target annual long-term incentive award values for our NEOs were granted in the form of PRSUs. PRSUs provide the right to receive a share of our common stock, subject to certain vesting requirements, and accrue dividend equivalent rights that are reinvested in additional PRSUs and earned in proportion to and only to the extent the underlying PRSUs vest. These awards also align the interests of our NEOs with those of our shareholders by delivering payouts in the form of our common stock.

PRSUs granted in 2023 will vest on the third anniversary of the grant date, subject to our achievement of two key financial metrics, EPS growth (weighted 75%) and ROIC (weighted 25%). The Committee incorporated the planned level of share repurchases in setting the EPS targets. The PRSUs are also subject to a modifier based on our relative TSR measured over the three-year performance period vs. the S&P 500 Index. The Committee believes this balanced set of metrics encourages executives to increase profitability and efficiently and effectively use capital, which will enhance shareholder value.

The PRSUs are also subject to a cap of 100% of target if our absolute TSR for the three-year performance period is negative, which further supports our commitment to ensuring that the interests of executives are aligned with those of our shareholders.

Maximum payout of PRSUs is limited to 200% of the target award (subject to a modifier of up to an additional 25 percentage points based on our relative TSR vs. the S&P 500 Index over the performance period), plus any dividend equivalents earned on the PRSUs.

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The chart below provides the three-year average annual EPS growth and ROIC necessary to achieve threshold, target, and maximum payouts for the 2023–2025 PRSUs.

2023–2025*	THRESHOLD	TARGET	MAXIMUM
Three-Year Compound Annual EPS growth	0.0%	9.0%	13.0%
Three-Year Average of Annualized ROIC	16.0%	20.0%	24.0%

*	Payout percentage interpolated for results that fall between each of the performance levels specifically identified.

CUMULATIVE TSR VS. S&P 500 INDEX MODIFIER*
0 – 19th percentile	-25%
35th percentile	-12.5%
50th percentile	0%
65th percentile	+12.5%
80 – 100th percentile	+25%

*	Payouts between 19th and 79th percentiles will be interpolated.

2021 PRSUs

In 2021, the Committee granted PRSUs to our executives, which were subject to EPS, ROIC and relative TSR performance metrics for the 2021–2023 performance period. Driven by the execution of our Accelerating the Arches growth strategy, the Company achieved the maximum performance level for both our EPS growth and ROIC and our TSR was at the 67th percentile compared to the S&P 500 Index, resulting in the PRSUs vesting at 187.5% of the target amount in early 2024.

Stock Options

The remaining 50% of the target annual long-term incentive award values for our NEOs were granted in the form of options. Options granted to our NEOs have an exercise price equal to the closing price of our common stock on the grant date, a term of ten years and vest ratably over four years, subject to continued service. Options provide value only if our share price increases, thereby closely aligning executive pay with shareholder interests.

8. Adjustments to Reported Results

In order to focus our executives on the fundamentals of our underlying business performance, certain adjustments that are not indicative of ongoing performance may be approved for purposes of incentive-based compensation. Our goal is to align incentive payouts with underlying business results that our investors use to measure performance, as opposed to allowing special gains or charges to have a significant impact on payouts.

The Committee considers potential adjustments pursuant to pre-established guidelines, including materiality, to provide consistency in how the Committee views the business. The following graphic illustrates the three categories (“strategic,” “regulatory” and “external”) of items the Committee may exclude from financial results for purposes of determining incentive payouts. In addition, the Committee excludes the effects of foreign currency translation (either positive or negative) for purposes of incentive payouts since changes in foreign exchange rates may cause our reported results to appear more or less favorable than business fundamentals indicate.

The Committee may approve adjustments to reflect events in the prior period and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance, in STIP and/or PRSUs. Individual adjustments may have a positive or negative impact, and in any given year, aggregate adjustments may increase or decrease incentive payouts.

As part of the Accelerating the Arches strategy, certain initiatives were put into place which had an impact on financial results. The Company incurred restructuring costs associated with Accelerating the Organization, the Company’s internal effort to modernize ways of working, as well as accelerated restaurant closing charges, representing expenses associated with the Lease Right of Use Asset and fixed asset write-offs. In addition, the Company incurred costs related to the write-off of impaired software no longer in use. Consistent with its pre-established adjustment guidelines, the Committee adjusted the financial results for the purposes of determining incentive payouts so that employees were not impacted by events beyond their control. Refer to the following table for more details on the adjustments the Committee approved with respect to 2023 STIP awards.

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2023 STIP Adjustments

	CATEGORY	ADJUSTMENTS	ADJUSTMENT TO OPERATING INCOME ($M)*
Strategic	Asset impairment and gains/losses related to strategic initiatives, including restructurings, acquisitions, divestitures, and developmental licensee transactions	Exclude costs associated with the Accelerating the Arches strategic actions Exclude costs related to impairment of software assets	293 72
Regulatory	Changes in tax or accounting law or regulations	N/A	N/A
External	Extraordinary, unforeseeable events, such as natural disasters or the impact of social or political unrest that are outside of management’s control	N/A	N/A

*	Pre-tax amounts in millions. The amounts in the table for each segment sum to the total adjustments identified below for the respective segment.

The following chart provides the net adjustment (other than for foreign currency translation), as described above, by segment, made to 2023 operating income for purposes of calculating STIP payouts. There were no adjustments made to Systemwide sales.

Operating Income ($M)
Corporate	365
U.S.	71
International Operated Markets (IOM)	100

2021 PRSU Adjustments

In determining EPS and ROIC results for 2021–2023 PRSU awards, the Committee adjusted performance consistent with the above pre-established guidelines, adjusting performance for the same items that applied to STIP awards for the respective performance years. In the aggregate, the Committee’s adjustments pursuant to the pre-established guidelines increased the 2021–2023 PRSU payouts.

9. Other Compensation Elements

Retirement Savings Arrangements

We believe a competitive retirement program contributes to the recruitment and retention of top executive talent. We do not have any supplemental executive retirement plans. Our U.S.-based NEOs only participate in the same tax-qualified defined contribution retirement savings plan and non-tax-qualified deferred compensation retirement plan that are applicable to U.S.-based employees.

Perquisites & Other Benefits

We provide certain limited perquisites to our NEOs, including financial planning, physical examination (which are also available for our NEOs’ spouses), life insurance and matching charitable donations. Mr. Kempczinski is permitted to use our corporate aircraft for personal travel; however, we require full reimbursement of incremental costs associated with personal use of the aircraft once our costs reach a predetermined threshold. In certain circumstances, Mr. Kempczinski may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. The safety and security of our employees is a priority for our Company; accordingly, we provide risk-based executive security for select NEOs. We do not provide any tax gross-ups on the perquisites described above.

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Executive Compensation

NEOs also participate in the broad-based benefit and welfare plans available to Company staff. We maintain a Global Assignment Policy, covering employees who temporarily relocate to another country but remain subject to their home country’s terms of employment; a Localization Policy, covering employees who transition from a global assignment to local employment in another country; and domestic and international relocation policies, covering employees who relocate in connection with their employment. These policies provide certain relocation and expatriate benefits, which are intended to equalize cost of living differences between the home and assignment country, as well as to facilitate the transition associated with an international assignment or domestic relocation. During 2023, Messrs. Borden and Erlinger received trailing tax equalization benefits from prior international assignments.

See footnote 4 to the “2023 Summary Compensation Table” beginning on page 69 for additional details on the costs of the benefits provided to our NEOs.

Severance & Change in Control Arrangements

We have a U.S. severance plan that covers all U.S.-based officers, including our NEOs. Benefits under the U.S. severance plan are described under “Potential Payments Upon Termination of Employment or Change in Control” beginning on page 73. Ms. McDonald is not covered by the U.S. Severance Plan, and pursuant to the terms of her offer letter, Ms. McDonald is entitled to 26 weeks’ advanced written notice of a termination of her employment (or a payment in lieu of such notice) for any reason other than her gross misconduct or persistent and continued misconduct.

We do not have any change in control agreements, and we do not provide for any single-trigger change of control benefits or Section 280G tax gross-up payments. Refer to the “Potential Payments Upon Termination of Employment or Change in Control” for further information regarding the severance benefits payable to our NEOs in the event of a termination of employment.

10. New Hire Compensation

Gillian McDonald

In September 2022, the Company hired Ms. McDonald as President, International Operated Markets. In connection with the commencement of her employment, the Committee approved a sign-on long-term incentive grant consisting of time-based RSUs, PRSUs and stock options, which were granted in February 2023 at the same time as the Company’s annual long-term incentive awards. These sign-on long-term incentive awards were granted to replace long-term incentive awards Ms. McDonald forfeited at her previous employer upon her joining the Company. The time-based RSUs granted to Ms. McDonald had a grant value of $2 million and vest in equal installments on each of the first two anniversaries of the grant date. The PRSUs awarded to Ms. McDonald had a grant value of $750,000 and vest on the third anniversary of the grant date, subject to the achievement of performance goals approved in connection with the 2023 annual PRSUs, as described on page 63. The options granted to Ms. McDonald had a grant value of $750,000 and vest in equal installments on each of the first four anniversaries of the grant date.

Jonathan Banner

In September 2022, the Company hired Mr. Banner as Executive Vice President and Chief Global Impact Officer. In connection with the commencement of his employment, the Committee approved a sign-on long-term incentive grant consisting of time-based RSUs and PRSUs, which was granted in February 2023 at the same time as the Company’s annual long-term incentive awards. These sign-on long-term incentive awards were granted to replace long-term incentive awards Mr. Banner forfeited at his previous employer upon joining the Company. The time-based RSUs granted to Mr. Banner had a grant value $2.4 million, and vest in equal installments on each of the first two anniversaries of the grant date. The PRSUs awarded to Mr. Banner had a grant value of $1.35 million, and vest on the third anniversary of the grant date, subject to the achievement of performance goals approved in connection with the 2023 annual PRSUs, as described on page 63.

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11. Compensation Policies & Practices

Policy Regarding Management’s Stock Ownership

We maintain stock ownership requirements because we believe executives will more effectively pursue the long-term interests of shareholders if they are shareholders themselves. Executives have five years to achieve their required ownership level. This five-year period restarts when an executive is promoted to a position with a higher ownership requirement. An executive who is not on track to meet his or her ownership requirements following the third year of the five-year period is required to retain the lesser of 50% of the net after-tax shares received upon the vesting of an RSU or PRSU award or such percentage of net after-tax shares necessary to satisfy the applicable requirement. If an executive has not achieved the requisite stock ownership within five years, they must retain 100% of the net after-tax shares received upon the vesting of an RSU or PRSU award and/or a stock option exercise until the required ownership level is attained.

The following table illustrates our stock ownership requirements.

STOCK OWNERSHIP REQUIREMENTS	MULTIPLE OF SALARY
President and CEO	■■■■■■ 6x
Other NEOs	■■■■ 4x

The Committee reviews compliance with these stock ownership requirements annually. Based on the most recent annual evaluation, all of our NEOs are in compliance.

Policy Regarding Prohibition on Pledging & Hedging

We have adopted restrictions that prohibit executives from engaging in pledging and/or derivative transactions to hedge the economic risk associated with their ownership of our common stock. Further, executives may not enter into any agreement that has the effect of transferring or exchanging economic interest in any award.

Compensation Recoupment & Forfeiture Provisions

The Company has adopted a clawback policy intended to comply with the SEC rules and NYSE listing standards that require the Company to recoup certain incentive-based compensation erroneously awarded to current and former executive officers of the Company in the event the Company is required to file certain financial restatements.

In addition, our STIP awards and long-term incentive grant agreements for executives provide that we may terminate awards and/or recapture previously paid awards if a participant engages in willful fraud that (i) causes harm to our Company or (ii) is intended to manipulate performance goals either during employment, or after employment has terminated.

Furthermore, our executives have executed restrictive covenants. An executive who violates the restrictive covenants to which they are subject will forfeit outstanding long-term incentive awards, whether or not vested, and may be required to repay awards that have previously been paid.

Policies & Practices Regarding Long-Term Incentive Awards

We do not grant long-term incentive awards when in possession of material non-public information. While we generally make broad-based long-term incentive grants at approximately the same time each year following our release of full-year financial results, we may choose to make long-term incentive grants outside of the annual broad-based grant (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant.

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Executive Compensation

12. Mitigating Risk in Executive Compensation

Our executive compensation program is designed to mitigate the potential for rewarding excessive risk-taking that may produce short-term results that appear in isolation to be favorable, but which, in fact, may undermine the successful execution of our long-term business strategy and erode shareholder value. In particular, our executive compensation program has the following design features that help mitigate risk, as described throughout this Proxy Statement:

●	balance of short- and long-term incentives;
●	mix of both cash- and stock-based awards;
●	objective performance metrics related to various measures of operational performance;
●	performance targets closely aligned with our business plans;
●	diverse time horizons for incentive awards;
●	caps on all incentive payouts;
●	recoupment and forfeiture provisions; and
●	significant stock ownership requirements to align with shareholder interests.

Each year, the Committee’s independent compensation consultant assists in the review of our global incentive compensation programs, including both broad-based programs and executive compensation programs, taking into consideration the factors described above. Based on this review, the Committee believes that the risks arising from our compensation programs are not reasonably likely to have a material adverse effect on our Company.

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Executive Compensation

Compensation Tables

2023 Summary Compensation Table

The following table summarizes the total compensation earned by our NEOs in 2023 and, if required, 2022 and 2021.

					NON-EQUITY
NAME AND			STOCK	OPTION	INCENTIVE PLAN	ALL OTHER
PRINCIPAL POSITION	YEAR	SALARY	AWARDS	AWARDS	COMPENSATION	COMPENSATION	TOTAL
(a)	(b)	($)(c)(1)	($)(e)(2)	($)(f)(3)	($)(g)	($)(i)(4)	($)(j)
Christopher Kempczinski	2023	1,417,500	6,500,181	6,500,043	4,027,620	709,657	19,155,001
President and CEO	2022	1,368,833	5,750,227	5,750,012	4,240,878	660,564	17,770,514
	2021	1,302,500	7,000,179	7,000,002	4,368,745	356,706	20,028,132
Ian Borden	2023	900,000	2,000,162	2,000,026	1,589,850	315,432	6,805,470
Executive Vice President and Global CFO	2022	847,257	1,625,070	1,625,032	1,807,170	2,018,558	7,923,087
	2021	791,133	2,125,213	2,125,001	1,532,408	1,702,035	8,275,790
Gillian McDonald(5)(6)	2023	808,365	4,125,589	2,125,031	1,296,651	145,288	8,500,924
President, International Operated Markets

Jonathan Banner(7)	2023	700,000	4,750,395	1,000,040	890,316	5,992	7,346,743
Executive Vice President, Chief
Global Impact Officer
Joseph Erlinger	2023	840,000	1,875,238	1,875,021	1,638,492	180,046	6,408,797
President, McDonald’s USA	2022	835,833	1,750,034	1,750,002	1,346,315	235,838	5,918,022
	2021	808,333	2,250,034	2,250,001	1,767,484	369,552	7,445,404

(1)

Annual base salaries as of December 31, 2023 for our NEOs were as follows: Mr. Kempczinski: $1,425,000; Mr. Borden: $900,000; Ms. McDonald: $808,365 (GBP 650,000) ; Mr. Banner: $700,000, and Mr. Erlinger: $840,000.

(2)

Represents the aggregate grant date fair value of performance-based restricted stock units (“PRSUs”) granted under the McDonald’s Corporation Amended and Restated 2012 Omnibus Stock Ownership Plan (the “Equity Plan”), based on the probable outcome of the applicable performance conditions and excluding the effect of estimated forfeitures during the applicable vesting periods of PRSUs, as computed in accordance with Accounting Standards Codification (“ASC”) 718. Values generally are based on the closing price of the Company’s common stock on the grant date. Except as otherwise described herein, PRSUs vest on the third anniversary of the grant date and are subject to performance-based vesting conditions linked to the achievement of earnings per share (“EPS”) growth, return on invested capital (“ROIC”) and a relative total shareholder return (“TSR”) modifier over the performance period (as described beginning on page 63). PRSUs are subject to a cap of 200% of target. Further, if the Company’s absolute TSR for the three-year performance period is negative, then the cap is 100% of target. The fair value of PRSUs that include the TSR modifier is determined using a Monte Carlo valuation model. Assuming the highest level of performance is achieved for the 2023 PRSU awards, the maximum value of these awards at the grant date would be as follows: Mr. Kempczinski: $13,000,362; Mr. Borden: $4,000,324; Ms. McDonald: $4,250,724; Mr. Banner: $4,700,672; and Mr. Erlinger: $3,750,476. This column also includes certain time-based restricted stock units (“RSUs”) granted to Ms. McDonald and Mr. Banner in 2023, as described in footnotes 6 and 7 below, the 2023 Grants of Plan-Based Awards table on page 70, the Outstanding Equity Awards at 2023 Year-End table on page 71, and the discussion in the CD&A on page 66.

A more detailed discussion of the assumptions used in the valuation of RSU awards (including PRSUs) may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 48 and 59 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(3)

Represents the aggregate grant date fair value of options granted under the Equity Plan, excluding the effect of estimated forfeitures during the applicable vesting periods of options, as computed in accordance with ASC 718. Options have an exercise price equal to the closing price of the Company’s common stock on the grant date and vest in equal installments over a four-year period. Values for options granted in 2023 are determined using a closed-form pricing model based on the following assumptions, as described in the footnotes to the consolidated financial statements: expected volatility based on historical experience of 21.6%; an expected annual dividend yield of 2.3%; a risk-free return of 3.9%; and expected option life based on historical experience of 5.8 years. Additional information about options is disclosed in the 2023 Grants of Plan-Based Awards table on page 70 and the Outstanding Equity Awards at 2023 Year-End table on page 71. A more detailed discussion of the assumptions used in the valuation of option awards may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 48 and 59 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(4)

“All other compensation” for 2023 includes the Company’s contributions to its 401(k) Plan and Amended & Restated Deferred Compensation Plan, except for Ms. McDonald who receives an allowance in lieu of participating in our UK retirement plan. Details on the Company’s contributions to its 401(k) Plan and Amended & Restated Deferred Compensation Plan and the allowance provided to Ms. McDonald are below:

Christopher Kempczinski	$343,628
Ian Borden	$84,906
Gillian McDonald	$101,046
Jonathan Banner	$0
Joseph Erlinger	$132,679

The Company’s incremental cost of perquisites is included in the amounts provided in this column and based on actual charges to the Company. This column also includes the following categories of perquisites: financial counseling; annual physical examinations for the executives and their spouses; executive security (for select NEOs); matching charitable donations and Company-paid life insurance (for U.S.-based NEOs). U.S.-based NEOs received a car allowance through March 2023, when the company car program for executives was discontinued in the U.S. The company car program was maintained in certain other markets, including the UK, and Ms. McDonald received a car allowance in the amount of $30,096. In addition, this column includes personal use of the Company’s aircraft by the CEO. The Company requires full reimbursement of costs associated with personal use once Company costs reach a threshold of $250,000, including fuel, on-board catering, landing/handling fees, hourly maintenance costs and crew costs attributable to personal flights and excluding fixed costs, such as pilot salaries and the cost of the aircraft. In addition to personal flights with a cost of $250,000, Mr. Kempczinski used the Company’s aircraft to travel to outside Board meetings at a cost of $69,301 in 2023. In certain circumstances, the CEO may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. In 2023, Messrs. Kempczinski and Erlinger received benefits related to spousal travel to business events; however, this travel did not result in any incremental cost to the Company. For all NEOs, the amount reported also includes personal costs associated with an offsite business meeting, including in some cases, spousal costs. The Company does not provide any tax gross-ups on the perquisites described above.

corporate.mcdonalds.com 69

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Mr. Borden and Mr. Erlinger received certain benefits related to previous international assignments. Mr. Borden received tax preparation services in the amount of $38,739, the shipment of household goods in the amount of $29,203, administrative services associated with his global relocation, as well as tax equalization in the amount of $126,165. Mr. Erlinger received tax preparation services, taxes owed under the 2020 tax equalization benefit, as well as tax equalization.

(5)

Certain amounts for Ms. McDonald were paid in British Pounds and, when the exact payment date is available, reflect the exchange rate on the date the respective payments were made. When information is not available, the amounts reflect the average monthly exchange rate for the reporting year.

(6)

Consistent with prior Company practice, Ms. McDonald received equity grants intending to align with the Company’s annual performance cycle and buy out her outstanding long-term incentives from her prior employer. These grants include a sign-on incentive equity grant of $2,000,000 in time-based RSUs vesting equally on the first two anniversaries of the grant date, $750,000 in stock options vesting equally on the first four anniversaries of the grant date and $750,000 in PRSUs vesting on the third anniversary of the grant date, subject to the achievement of performance conditions (which are the same as for the PRSU awards granted to the other NEOs in 2023). For more information, see the 2023 Grants of Plan-Based Awards table on page 70 and the Outstanding Equity Awards at 2023 Year-End table on page 71, as well as the discussion in the CD&A on page 66.

(7)

Consistent with prior Company practice, Mr. Banner received equity grants intending to align with the Company’s annual performance cycle and buy out his outstanding long-term incentives from his prior employer. These grants include a sign-on incentive equity grant of $2,400,000 in time-based RSUs vesting equally on the first two anniversaries of the grant date and $1,350,000 in PRSUs vesting on the third anniversary of the grant date, subject to the achievement of performance conditions (which are the same as for the PRSU awards granted to the other NEOs in 2023). For more information, see the 2023 Grants of Plan-Based Awards table on page 70 and the Outstanding Equity Awards at 2023 Year-End table on page 71, as well as the discussion in the CD&A on page 66.

2023 Grants of Plan-Based Awards

									ALL OTHER	ALL OTHER		GRANT
									STOCK	OPTION	EXERCISE	DATE FAIR
									AWARDS:	AWARDS:	OR BASE	VALUE OF
			ESTIMATED FUTURE PAYOUTS			ESTIMATED FUTURE PAYOUTS			NUMBER	NUMBER OF	PRICE OF	STOCK
			UNDER NON-EQUITY			UNDER EQUITY			OF SHARES	SECURITIES	OPTION	AND
			INCENTIVE PLAN AWARDS(1)			INCENTIVE PLAN AWARDS			OF STOCK	UNDERLYING	AWARDS	OPTION
NAME		GRANT DATE	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OR UNITS	OPTION	($/SH)	AWARDS
(a)	PLAN	(b)	($)(c)	($)(d)	($)(e)	(#)(f)	(#)(g)	(#)(h)	(#)(i)	(#)(j)	(k)	($)(l)(2)
Christopher Kempczinski	STIP	2/13/2023	0	2,850,000	5,700,000
	Equity Plan(3)	2/13/2023				0	23,519	47,038				6,500,181
	Equity Plan(4)	2/13/2023								119,596	266.20	6,500,043
Ian Borden	STIP	2/13/2023	0	1,125,000	2,250,000
	Equity Plan(3)	2/13/2023				0	7,237	14,474				2,000,162
	Equity Plan(4)	2/13/2023								36,799	266.20	2,000,026
Gillian McDonald	STIP	2/13/2023	0	970,038	1,940,076
	Equity Plan(3)	2/13/2023				0	4,976	9,952				1,375,267
	Equity Plan(4)	2/13/2023								25,299	266.20	1,375,001
	Equity Plan(5)	2/13/2023				0	2,714	5,428				750,095
	Equity Plan(5)	2/13/2023								13,800	266.20	750,030
	Equity Plan(5)	2/13/2023							7,514			2,000,227
Jonathan Banner	STIP	2/13/2023	0	630,000	1,260,000
	Equity Plan(3)	2/13/2023				0	3,619	7,238				1,000,219
	Equity Plan(4)	2/13/2023								18,400	266.20	1,000,040
	Equity Plan(6)	2/13/2023				0	4,885	9,770				1,350,116
	Equity Plan(6)	2/13/2023							9,016			2,400,059
Joseph Erlinger	STIP	2/13/2023	0	1,008,000	2,016,000
	Equity Plan(3)	2/13/2023				0	6,785	13,570				1,875,238
	Equity Plan(4)	2/13/2023								34,499	266.20	1,875,021

(1)

Each NEO received an annual cash award under the STIP. The 2023 STIP measured Company performance based on operating income growth (40%), Systemwide sales growth (30%), new restaurant openings (15%) and human capital metrics (15%). For Ms. McDonald and Mr. Erlinger only, STIP payouts could be increased or decreased by up to 15% of their target award (subject to a maximum payout of 200% of target) based on a modifier measuring the conversion of registered applicants into new restaurant owners and diversity of such new restaurant owners for the IOM segment for Ms. McDonald and the U.S. segment for Mr. Erlinger. Target awards were established based on a percentage of salary. Achievement of targets results in a 100% payout. Actual payouts are based on achievement of the metrics and can range from 0% to 200% of target. Columns (d) and (e) above show the target and maximum award payouts. Actual STIP payouts are shown in column (g) of the 2023 Summary Compensation Table on page 69. See the CD&A beginning on page 53 for a further discussion.

(2)	The values in this column were determined based on the assumptions described in footnote 2 and 3, respectively, to the 2023 Summary Compensation Table on page 69.
(3)

The PRSUs and RSUs received by the NEOs, as shown in columns (f), (g), (h) and (i), have dividend equivalent rights. The PRSUs are scheduled to vest on February 13, 2026, subject to achievement of positive three-year average annual EPS growth (75% weight) and three-year ROIC (25% weight) of at least 16%. If performance against EPS and ROIC meets the threshold for a payout, a relative TSR modifier can impact final payouts by up to plus or minus 25 percentage points. The maximum payout is 200% of target, provided that if absolute TSR for the three-year period is negative, the maximum payout is 100% of target. See the discussion beginning on page 63 for more information.

(4)	Reflects option grants, which vest 25% on each of the first four anniversaries of the grant date. For details regarding options, refer to footnote 3 to the 2023 Summary Compensation Table on page 69.
(5)

To buy out her outstanding long-term incentives from her prior employer, Ms. McDonald received a sign-on award consisting of 2,714 PRSUs and 13,800 options with terms consistent with our annual awards as described on page 66, and 7,514 time-based RSUs, which vest in two equal installments on each of February 13, 2024 and 2025. See columns (g), (i) and (j) above and footnote 6 of the 2023 Summary Compensation Table beginning on page 69.

(6)

To buy out his outstanding long-term incentives from his prior employer, Mr. Banner received a sign-on award consisting of 4,885 PRSUs with terms consistent with our annual awards, as described on page 66, and 9,016 time-based RSUs, which vest in two equal installments on each of February 13, 2024 and 2025. See columns (g) and (i) above and footnote 7 of the 2023 Summary Compensation Table beginning on page 69.

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Executive Compensation

Outstanding Equity Awards at 2023 Year-End

	OPTION AWARDS				STOCK AWARDS
						MARKET	EQUITY INCENTIVE	EQUITY INCENTIVE
	NUMBER OF	NUMBER OF			NUMBER OF	VALUE OF	PLAN AWARDS:	PLAN AWARDS:
	SECURITIES	SECURITIES			SHARES OR	SHARES OR	NUMBER OF	MARKET OR PAYOUT
	UNDERLYING	UNDERLYING			UNITS OF	UNITS OF	UNEARNED	VALUE OF UNEARNED
	UNEXERCISED	UNEXERCISED	OPTION	OPTION	STOCK THAT	STOCK THAT	SHARES, UNITS OR	SHARES, UNITS OR
	OPTIONS	OPTIONS	EXERCISE	EXPIRATION	HAVE NOT	HAVE NOT	OTHER RIGHTS THAT	OTHER RIGHTS THAT
NAME	EXERCISABLE	UNEXERCISABLE	PRICE	DATE	VESTED	VESTED	HAVE NOT VESTED	HAVE NOT VESTED
(a)	(#)(b)(1)	(#)(c)(1)	($)(e)	(f)	(#)(g)(2)	($)(h)(3)	(#)(i)(4)	($)(j)(3)(4)
Christopher Kempczinski	9,291	0	112.11	11/12/2025
	52,553	0	128.09	3/8/2027
	42,017	0	157.79	2/19/2028
	48,829	0	174.15	2/13/2029
	121,174	40,391	216.15	2/18/2030
	113,232	113,232	215.03	2/16/2031
	34,131	102,384	253.39	2/14/2032
	0	119,596	266.20	2/13/2033			110,819	32,858,942
Ian Borden	7,264	0	97.15	3/16/2025
	17,134	0	116.73	2/11/2026
	27,028	0	128.09	3/8/2027
	26,261	0	157.79	2/19/2028
	29,297	0	174.15	2/13/2029
	24,235	8,078	216.15	2/18/2030
	34,374	34,374	215.03	2/16/2031
	9,646	28,935	253.39	2/14/2032
	0	36,799	266.20	2/13/2033			33,279	9,867,556
Gillian McDonald	0	39,099	266.20	2/13/2033	7,682	2,277,790	7,863	2,331,458
Jonathan Banner	0	18,400	266.20	2/13/2033	9,218	2,733,229	8,695	2,578,154
Joseph Erlinger	31,513	0	157.79	2/19/2028
	33,204	0	174.15	2/13/2029
	28,700	9,566	216.15	2/18/2030
	36,396	36,396	215.03	2/16/2031
	10,387	31,161	253.39	2/14/2032
	0	34,499	266.20	2/13/2033			34,450	10,214,770

(1)

Options vest 25% on each of the first four anniversaries of the grant date and expire on the tenth anniversary of the grant date. For details regarding customary equity treatment upon termination, see the section on Potential Payments Upon Termination of Employment or Change in Control beginning on page 73.

(2)

PRSUs are typically granted to our NEOs subject to performance-based vesting conditions, but from time to time, we grant time-based RSUs. In connection with her hiring Ms. McDonald was granted time-based RSUs, as well as PRSUs and options with terms consistent with the Company’s annual long-term incentive awards. Ms. McDonald’s RSUs vest in two equal installments on each of February 13, 2024 and 2025. In connection with his hiring Mr. Banner was granted time-based RSUs, as well as PRSUs with terms consistent with the Company’s annual long-term incentive awards. Mr. Banner’s RSUs vest in two equal installments on each of February 13, 2024 and 2025. See footnotes 2, 6 and 7 of the 2023 Summary Compensation Table beginning on page 69.

(3)	Calculated by multiplying the number of shares covered by the award by $296.51, the closing price of Company stock on the NYSE on December 29, 2023 (the last trading day of 2023).
(4)

The following table reflects the number of shares that vested on February 16, 2024, based on the 187.5 % payout factor and the unvested PRSUs that are scheduled to be paid out in 2025 and 2026 if performance equals 100% of the targets. In the event of fractional shares, amounts are rounded up to the nearest whole share.

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NAME	GRANT DATE	VESTING DATE	NUMBER OF PRSUs*
Christopher Kempczinski	2/16/2021	2/16/2024	64,634
	2/14/2022	2/14/2025	22,139
	2/13/2023	2/13/2026	24,046
Ian Borden	2/16/2021	2/16/2024	19,623
	2/14/2022	2/14/2025	6,257
	2/13/2023	2/13/2026	7,399
Gillian McDonald	2/13/2023	2/13/2026	7,863
Jonathan Banner	2/13/2023	2/13/2026	8,695
Joseph Erlinger	2/16/2021	2/16/2024	20,775
	2/14/2022	2/14/2025	6,738
	2/13/2023	2/13/2026	6,937

*	Number of unvested PRSUs that are scheduled to be paid out include dividend equivalents.

Option Exercises and Stock Vested – Fiscal 2023

	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES	VALUE REALIZED	NUMBER OF SHARES	VALUE REALIZED
	ACQUIRED ON EXERCISE	ON EXERCISE	ACQUIRED ON VESTING	ON VESTING
NAME (a)	(#)(b)	($)(c)	(#)(d)	($)(e)
Christopher Kempczinski	0	0	33,940	9,163,461
Ian Borden	5,796	1,130,046	6,790	1,833,232
Gillian McDonald	0	0	0	0
Jonathan Banner	0	0	0	0
Joseph Erlinger	34,881	5,310,141	8,039	2,170,450

Non-Qualified Deferred Compensation – Fiscal 2023

	EXECUTIVE	REGISTRANT	AGGREGATE	AGGREGATE	AGGREGATE
	CONTRIBUTIONS	CONTRIBUTIONS	EARNINGS IN	WITHDRAWALS /	BALANCE AT
NAME	IN LAST FY	IN LAST FY	LAST FY	DISTRIBUTIONS	LAST FYE
(a)	($)(b)(1)	($)(c)(2)	($)(d)	($)(e)	($)(f)(3)
Christopher Kempczinski	339,599	323,828	1,072,563	0	6,478,986
Ian Borden	54,096	65,106	10,611	0	148,506
Gillian McDonald	0	0	0	0	0
Jonathan Banner	0	0	0	0	0
Joseph Erlinger	1,093,958	112,879	397,630	0	5,486,954

(1)	Represents salary deferrals which are also reported as compensation for 2023 in the 2023 Summary Compensation Table on page 69.
(2)	Includes the following aggregate amounts reported in the Summary Compensation Table in prior years:

Christopher Kempczinski	$3,812,113
Ian Borden	$18,804
Gillian McDonald	$0
Jonathan Banner	$0
Joseph Erlinger	$2,150,783
(3)	The balance reflected in this column for Mr. Kempczinski includes dividend accruals that had been inadvertently excluded in prior years and which were credited to his account in 2023.

72 2024 proxy statement

Executive Compensation

Deferred Compensation Plan

U.S. paid NEOs and certain other highly compensated employees are eligible to participate in the Company’s Amended & Restated Deferred Compensation Plan (the “Deferred Compensation Plan”), a non-qualified, unfunded deferred compensation plan. A participant may elect to delay receiving up to 50% of the participant’s base salary and/or up to all of the participant’s STIP award for the year in order to defer income tax until the year a Deferred Compensation Plan distribution is actually received. If a participant contributes the maximum amount of before-tax or other after-tax contributions permitted under applicable U.S. tax law for a calendar year to the Company’s tax-qualified 401(k) Plan (the “401(k) Plan”), the participant’s Deferred Compensation Plan account will be credited with the notional amount equal to the amount the participant would have received as Company matching contributions under the 401(k) Plan without regard to the applicable limits applying to the 401(k) Plan (6% of eligible compensation), reduced by the amount of Company matching contributions made to the participant’s 401(k) Plan account for the year.

When a participant elects to defer compensation under the Deferred Compensation Plan, the participant must also elect when Deferred Compensation Plan distributions will be made, either based on the participants separation from service or based on a fixed distribution year, and whether the distribution will be in the form of lump sum or installments over a period not to exceed 15 years. Distributions upon a separation from service are delayed for six months following the participant’s separation.

Participants select how their Deferred Compensation Plan accounts are invested. The notional investment options offered under the Deferred Compensation Plan mirror the 401(k) Plan’s Capital Preservation Fund, Large Cap Equity Index Fund, and the Company’s Common Stock Fund.

Supplemental Profit Sharing and Savings Plan

Prior to the adoption of the Deferred Compensation Plan, Company executives could elect to defer base salary and STIP awards and be credited with notional Company matching contributions without regard to the applicable annual limits that applied to the 401(k) Plan under the Company’s Supplemental Profit Sharing and Savings Plan (the “Supplemental Plan”). As with the Deferred Compensation Plan, the Supplemental Plan is an unfunded non-qualified plan, with participants’ benefits subject to the claims of the Company’s creditors in the event of bankruptcy. The Supplemental Plan’s investment funds are the same as those offered under the Deferred Compensation Plan.

The Supplemental Plan was not amended to comply with Section 409A of the Internal Revenue Code (“Section 409A”) when the law took effect as of January 1, 2005, therefore the Company prohibited additional deferrals and the crediting of notional Company matching contributions to participants’ Supplemental Plan accounts with respect to compensation earned after 2004. The Company adopted the predecessor to the Deferred Compensation Plan effective January 1, 2005 to comply with the requirements of Section 409A.

As a “grandfathered” non-qualified deferred compensation plan subject to pre-Section 409A law, the Supplemental Plan allows participants greater flexibility in making or changing distribution elections and in electing to take in-service and hardship withdrawals. Further, the maximum length of installment payments under the Supplement Plan is 25 years in contrast to 15 years under the Deferred Compensation Plan.

If the participant does not file a distribution election in the year of termination, the participant’s entire Supplemental Plan balance is paid out in cash in the calendar year following termination.

Potential Payments Upon Termination of Employment or Change in Control

In the event of a termination or change in control followed by termination of employment, our NEOs would receive certain payments and benefits, as described below.

Termination of Employment

Severance

The McDonald’s Corporation Officer Severance Plan, amended and restated as of November 1, 2022 (the “Severance Plan”) would provide benefits to our U.S. NEOs upon termination of employment by the Company without “cause.” Ms. McDonald is not covered by the Severance Plan, and pursuant to the terms of her offer letter, Ms. McDonald is entitled to 26 weeks’ advanced written notice of a termination of her employment (or a payment in lieu of such notice) for any reason other than her gross misconduct or persistent and continued misconduct.

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Executive Compensation

The applicable benefits under the Severance Plan consist of a lump-sum payment with respect to severance pay, based on salary at the time of termination and the target bonus opportunity under the STIP for the fiscal year in which the termination occurs, multiplied by a severance multiple applicable to each U.S.-based NEO, based on their position. Upon a qualifying termination of employment, our CEO and CFO are entitled to a cash severance payment equal to 1.5 multiplied by the sum of their current salary and target STIP, and our other participating executives, including Messrs. Banner and Erlinger, are entitled to a cash severance payment equal to one year of their current salary and target STIP. Each U.S.-based NEO also receives a continued subsidy of medical, dental and vision benefits through COBRA, which amounts are based on their position (18 months for our CEO and CFO and 12 months for Messrs. Banner and Erlinger). In addition, upon termination, each U.S.-based NEO would receive a prorated STIP payment based on actual performance (and paid at the same time STIP payments are made to other participants), unused sabbatical leave, and transitional assistance. Payments are delayed for six months following termination of employment to the extent required under Section 409A of the Internal Revenue Code of 1986, as amended.

The following table provides the value of the benefits that would have been payable to the U.S.-based NEOs under the Severance Plan, assuming a covered termination of employment on December 31, 2023:

	CASH	BENEFITS
NAME	SEVERANCE ($)	CONTINUATION ($)	OTHER ($)(1)	TOTAL ($)
Christopher Kempczinski	6,412,500	29,609	14,700	6,456,809
Ian Borden	3,037,500	27,441	14,700	3,079,641
Jonathan Banner	1,330,000	17,752	14,700	1,362,452
Joseph Erlinger	1,848,000	18,294	143,931	2,010,225

(1)	Reflects outplacement assistance and, for Mr. Erlinger, payment for unused sabbatical.

Stock Options

Under the Equity Plan and the applicable award agreements, if a NEO satisfies the conditions for retirement or is terminated without “cause” (subject to age and years of Company experience) and agrees to certain restrictive covenants and a general release of claims in favor of the Company, then the NEO is entitled to additional options becoming exercisable on the originally scheduled dates and an extended post-termination exercise period. In the case of retirement, all outstanding options continue to become exercisable and remain exercisable for the full term of the option. In the case of a termination by the Company without “cause,” the options that would continue to become exercisable and the length of the extension is based upon the NEO’s age and years of Company service.

If a NEO terminates employment as a result of death or disability, the options vest upon termination and remain exercisable for three years following their termination of employment (but not beyond the original expiration date). If a NEO voluntarily departs, unvested options are forfeited, and vested options remain outstanding and exercisable for 90 days. In the event of a termination for “cause” (other than a policy violation) all options are immediately forfeited.

The following table provides the value of the options that would become exercisable post-termination in the event each NEO left the Company on December 31, 2023, either due to retirement or termination by the Company without “cause.” The value of the options is calculated by multiplying the difference between the respective exercise price for each option and the closing price of the Company’s stock on December 29, 2023.

		TERMINATION
NAME	RETIREMENT ($)	WITHOUT “CAUSE” ($)
Christopher Kempczinski	0	17,227,671
Ian Borden	5,255,323	5,534,175
Gillian McDonald	592,561	888,841
Jonathan Banner	0	139,426
Joseph Erlinger	5,600,780	5,862,203

If a NEO violates a restrictive covenant following termination, the Company may cancel any outstanding options and, beginning with awards granted in 2018, recoup any gains realized on the exercise of such options.

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Executive Compensation

PRSUs and RSUs

Under the Equity Plan and the applicable award agreements, if a NEO retires or is terminated without “cause,” they receive full or pro rata vesting of outstanding PRSUs and RSUs (and related dividend equivalents), subject to the Company satisfying any applicable performance criteria. PRSUs (and any related dividend equivalents) are not accelerated on termination of employment, except for termination as a result of death or disability. Upon termination for death or disability, the performance conditions are waived and 100% of the award (and any dividend equivalents) immediately vests at target. RSUs (and any related dividend equivalents) are settled upon termination of employment (in accordance with the Internal Revenue Code). In the event of a termination for “cause,” all PRSUs and RSUs (and any dividend equivalents) are forfeited.

For the PRSUs and RSUs held by our NEOs, vesting is based on the length of Company service during the vesting period, and achievement of any applicable performance goals. The following table provides the value our NEOs would have received from their PRSUs based upon target performance for each award using the closing price of the Company’s stock on December 29, 2023.

		TERMINATION
NAME	RETIREMENT ($)	WITHOUT “CAUSE” ($)
Christopher Kempczinski	0	25,005,281
Ian Borden	8,770,766	7,512,674
Gillian McDonald	1,165,877	712,514
Jonathan Banner	0	788,124
Joseph Erlinger	9,186,473	7,893,986

A pro rata portion of the time-based RSUs (and any dividend equivalents) awarded to Ms. McDonald and Mr. Banner would have vested in the event the Company terminated either of their employments without cause on December 31, 2023. The full RSU award (and any dividend equivalents) for each of Ms. McDonald and Mr. Banner would have vested in the event of death or disability. Based on the closing price of the Company’s common stock on December 29, 2023, the value of the pro rata time-based RSUs that would have vested if Ms. McDonald had been terminated without cause is $1,566,166 and the value of the pro rata time-based RSUs that would have vested if Mr. Banner had been terminated without cause is $1,879,280.

Change in Control

The Company does not have any change in control agreements.

If employment is terminated following a change in control, certain rights under the Severance Plan and Equity Plan apply. A “change in control” is generally defined in the Equity Plan as either: (i) the acquisition of 20% or more of our common stock or voting securities by a single purchaser or a group of purchasers acting together; (ii) the incumbent members of the Board cease to constitute at least a majority of the Board as a result of an actual or threatened election contest; (iii) a significant merger or other business combination involving the Company; or (iv) a complete liquidation or dissolution of the Company.

Severance Plan Payments

Had a change in control occurred on December 31, 2023, and their employment been terminated as a result, each eligible NEO would have had a right to the above-described cash payments under the Severance Plan.

Treatment of Equity Awards Upon a Change in Control

Under the Equity Plan and the applicable award agreements, upon a change in control, outstanding unvested options and RSUs, including PRSUs, will be replaced by equivalent awards based on publicly traded stock of the successor entity. The replacement awards will vest and become exercisable or paid out, as applicable, if the NEO’s employment is terminated for any reason other than “cause” within two years following the change in control. In addition, if employment is terminated other than for “cause” within two years following the change in control, all options will remain outstanding for not less than two years following termination or until the end of the original term, if sooner.

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Executive Compensation

If the awards are not replaced (e.g., because the acquirer does not have publicly traded securities) or if the Committee so determines, vesting will be accelerated. RSUs, including PRSUs, would vest (with PRSUs vesting at target) and be paid out upon a change in control (as defined in Section 409A of the Internal Revenue Code); otherwise, RSUs, including PRSUs, would be paid out on the originally scheduled payment date or, if earlier, on the NEO’s death, disability or termination of employment, subject to any required delay under Section 409A of the Internal Revenue Code. Terminations initiated by the NEO will not result in accelerated vesting of replacement awards.

If a change in control had occurred on December 31, 2023, and either (i) the outstanding options and RSUs, including PRSUs, held by the NEOs could not be replaced or (ii) the Committee so determined, assuming that the transaction met the applicable definition of a change in control under the Equity Plan and Section 409A of the Internal Revenue Code: (a) options would have become fully vested, exercisable and free of restrictions and (b) RSUs, including PRSUs, would have vested (PRSUs at target) and been paid out immediately. The awards held by the NEOs as of December 31, 2023, are set forth in the Outstanding Equity Awards at 2023 Year-End table beginning on page 71.

The following table summarizes the value of the change in control payments that the NEOs could have received based on: (i) in the case of options, the “spread” between the exercise price and the closing price of the Company’s common stock on December 29, 2023, and (ii) in the case of RSUs, including PRSUs, the target number of shares, multiplied by the closing price of the Company’s common stock on December 29, 2023. The table sets forth the hypothetical value that the NEOs could have realized as a result of the accelerated equity awards, based on these assumptions. If there was no change in control, the amounts shown would have vested over time, subject to continued employment and, with respect to the PRSUs, subject to performance-based vesting conditions.

	STOCK OPTIONS	RSUS (TARGET
	(CLOSING PRICE	NUMBER OF SHARES
	ON 12/29/23 MINUS	MULTIPLIED BY CLOSING
NAME	EXERCISE PRICE) ($)	PRICE ON 12/29/23) ($)	TOTAL ($)
Christopher Kempczinski	20,511,717	23,915,607	44,427,324
Ian Borden	5,812,996	7,152,414	12,965,410
Gillian McDonald	1,185,091	4,609,841	5,794,932
Jonathan Banner	557,704	5,311,384	5,869,088
Joseph Erlinger	6,123,597	7,340,105	13,463,702

Additional Compensation Matters

2023 Pay Ratio

We have approximately 150,000 employees, which include those in our corporate and other offices as well as in Company-owned and operated restaurants, of which approximately 70% are based outside of the U.S. Most of these employees work in flexible, part-time roles, which is reflected in the compensation levels of our employees. In order to attract and retain talent, we provide competitive compensation commensurate with an employee’s position and geographic location, while also aligning compensation to Company and individual performance.

We are committed to a strong pay-for-performance culture that closely aligns the interests of our executives with those of our shareholders. We aim to have approximately 90% of our CEO’s total target direct compensation opportunity be subject to performance against our robust and objective performance targets. For 2023, our CEO’s total compensation was $19,155,001, resulting in a ratio of 1,212:1.

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Median Employee Methodology

In 2022, we identified our median employee for purposes of the pay ratio disclosure by annualizing one month’s total gross wages for our employees (other than our CEO) located in all of our markets who were employed on October 1, 2022. We considered all full-time, part-time, seasonal and temporary workers employed on such date. We believe that our methodology is straightforward and transparent; we did not exclude employees. Our median employee in 2022 was a restaurant crew employee located in Korea. We believe there has been no change to our employee population and compensation arrangements that would result in a significant change to our pay ratio calculation or disclosure. However, our 2022 median employee is no longer employed by the Company. Accordingly, we have substituted a new median employee with substantially similar fiscal 2022 compensation as the original median employee for purposes of our pay ratio disclosure for fiscal year 2023. Our median employee for 2023 is a restaurant crew employee located in Poland and in 2023 had total compensation of $15,802, as calculated in accordance with the Summary Compensation Table rules.

2023 Pay vs. Performance

	PAY VS. PERFORMANCE
					VALUE OF INITIAL
					FIXED $100
					INVESTMENT BASED ON:(5)
			AVERAGE
			SUMMARY	AVERAGE		PEER
	SUMMARY		COMPENSATION	COMPENSATION		GROUP
	COMPENSATION	COMPENSATION	TABLE	ACTUALLY	TOTAL	TOTAL		ANNUAL
	TABLE	ACTUALLY	TOTAL FOR	PAID TO	SHAREHOLDER	SHAREHOLDER	NET	EPS
	TOTAL FOR PEO	PAID TO PEO	NON-PEO NEOs	NON-PEO NEOs	RETURNS	RETURN	INCOME	GROWTH
YEAR(1)	($)(2)	($)(3)	($)(2)	($)(4)	($)	($)(6)	($)	(%)(7)
2023	19,155,001	27,482,762	7,265,484	9,156,146	164	144	8,469	18.0
2022	17,770,514	21,900,032	6,075,626	6,875,284	143	124	6,177	15.0
2021	20,028,132	37,719,393	8,029,832	13,484,955	142	133	7,545	50.0
2020	10,847,032	7,952,323	5,126,870	3,870,736	111	110	4,731	(23.0)

(1)	Mr. Kempczinski served as our principal executive officer (“PEO”) for the entirety of 2020, 2021, 2022 and 2023. Our other named executive officers (“NEOs”) for the applicable years were as follows:
-	2023: Messrs. Borden, Banner and Erlinger and Ms. McDonald;
-	2022: Messrs. Borden, Erlinger, Ozan, Ms. Ralls-Morrison, and Brian Rice;
-	2021: Messrs. Borden, Erlinger and Ozan and Ms. Ralls-Morrison; and
-	2020: Messrs. Borden and Erlinger and Heidi Capozzi, Jerome Krulewitch and Kevin Ozan.
(2)

Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of Mr. Kempczinski and (ii) the average of the total compensation reported in the SCT for the applicable year for our NEOs reported for the applicable year, other than the PEO for such years.

(3)

Amounts reported in this column represent the compensation actually paid to Mr. Kempczinski as our President and CEO in the indicated fiscal years, based on his total compensation reported in the SCT for the indicated fiscal years and adjusted as shown in the following table:

	PEO
	2023	2022	2021	2020
Summary Compensation Table - Total Compensation(a)	$19,155,001	$17,770,514	$20,028,132	$10,847,032
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year(b)	$13,000,224	$11,500,239	$14,000,181	$9,500,140
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year(c)	$16,287,558	$14,642,639	$24,274,810	$9,684,864
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years(d)	$4,778,608	$2,375,183	$7,531,726	$(3,386,758)
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year(e)	$0	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(f)	$261,819	$(1,388,065)	$(115,094)	$307,325
= Compensation Actually Paid	$27,482,762	$21,900,032	$37,719,393	$7,952,323

corporate.mcdonalds.com 77

Executive Compensation

(4)

Amounts reported in this column represent the compensation actually paid to our NEOs other than Mr. Kempczinski in the indicated fiscal year, based on the average total compensation for such NEOs reported in the SCT for the indicated fiscal year and adjusted as shown in the following table. See footnote 1 for our NEOs included in the average for each indicated fiscal year:

	Other NEOs Average(1)
	2023	2022	2021	2020
Summary Compensation Table - Total Compensation(a)	$7,265,484	$6,075,626	$8,029,832	$5,126,870
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year(b)	$4,937,876	$3,440,186	$5,125,135	$3,630,184
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year(c)	$5,997,952	$4,304,023	$8,313,597	$3,818,854
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years(d)	$801,375	$343,053	$2,321,850	$(2,031,739)
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year(e)	$0	$0	$0	$199,881
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(f)	$29,211	$(407,232)	$(55,189)	$387,054
= Compensation Actually Paid	$9,156,146	$6,875,284	$13,484,955	$3,870,736

The below footnotes apply to the tables included in each of footnotes 3 and 4.

(a)	Represents Total Compensation as reported in the SCT for the indicated fiscal year.
(b)	Represents the aggregate grant date fair value as of the indicated fiscal year of the stock awards and option awards granted to each of Mr. Kempczinski and the respective NEOs as applicable for each year, during such fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(c)	Represents the aggregate fair value as of the indicated fiscal year-end for each of Mr. Kempczinski’s, and the respective NEOs’ as applicable for each year, outstanding and unvested stock awards and option awards granted during such fiscal year, calculated using the same methodology used for financial statement reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by each of Mr. Kempczinski and the respective NEOs as applicable for each year, as of the last day of the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)	Represents the aggregate fair value at vesting of the stock awards and option awards that were granted to each of Mr. Kempczinski and the respective NEOs as applicable for each year, and vested during the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(f)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by each of Mr. Kempczinski and the respective NEOs as applicable for each year, that was granted in a prior fiscal year and which vested during the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes. Amounts reported in this row in last year’s proxy statement have been updated to correct an error in the previously disclosed amounts in the PEO table of $(1,804,056) for 2022 and $1,665,937 for 2020, and the Other NEOs Average table of $(573,809) for 2022 and $1,194,465 for 2020.
(5)

The information provided reflects the respective values at the end of each year of a $100 investment on December 31, 2019, including the reinvestment of any dividends, for each of our common stock and our peer group (see footnote 6 for further information on our peer group). Historic stock price performance is not necessarily indicative of future stock price performance.

(6)	The TSR Peer Group consists of the component companies of the DJIA, the peer group used by us for purposes of the stock performance graph in our Annual Report on Form 10-K.
(7)

Represents annual EPS growth. As noted in the CD&A, for 2023, the Committee determined that EPS growth continues to be viewed as a core driver of our performance and stockholder value creation. Accordingly, EPS is utilized as the most heavily weighted performance metric applicable to our PRSU award design. EPS growth is calculated as the percentage change in our EPS from the prior fiscal year, with EPS calculated as earnings per share, adjusted consistent with pre-established guidelines as described on page 64 of the CD&A.

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Executive Compensation

Relationship Between Pay & Performance

The “Compensation Actually Paid” in the preceding tables reflects the Committee’s emphasis on pay-for-performance and alignment with shareholder value creation through equity-based compensation. As illustrated in the graphics to the right, year-over-year changes to “Compensation Actually Paid” were primarily driven by our stock performance, with our TSR outpacing the peer group, and the level of achievement against the performance metrics in our incentive programs, including EPS growth. Net Income is not a metric in the Company’s executive compensation program and the results in the graph do not reflect any adjustments related to costs associated with the Accelerating the Arches strategic actions or the impairment of software assets, as described on page 65.

Most Important Performance Measures

The following table consists of the financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2023. In addition to these financial metrics, the Company’s executive compensation program is impacted by our performance with respect to human capital metrics and new restaurant opening goals. See the CD&A for further information regarding how the Company utilized each of the measures below, as well as the human capital and new restaurant opening goals, in its 2023 executive compensation program.

MOST IMPORTANT PERFORMANCE MEASURES
EPS Growth
Systemwide Sales Growth
Operating Income Growth
Return on Invested Capital (ROIC)
Relative Total Shareholder Return (TSR)
Share Price Increase

*	Pursuant to SEC rules, the net income reflected in this graphic is consistent with GAAP.

corporate.mcdonalds.com 79

PROPOSAL 3
Vote to approve an Amendment to the Company’s Restated Certificate of Incorporation to limit liability of officers as permitted by law

The Board is requesting that shareholders vote in favor of the approval and adoption of an amendment to the Company’s Restated Certificate of Incorporation to limit liability of officers as permitted by law.

Our Board unanimously recommends that you vote  FOR  Proposal 3.

The Board has unanimously approved, adopted and declared advisable an amendment to our Restated Certificate of Incorporation to provide for the elimination of monetary liability of certain officers of the Company in certain limited circumstances (the “Amendment”).

Pursuant to and consistent with Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”), Article FOURTEENTH of our Restated Certificate of Incorporation already eliminates the monetary liability of directors to the fullest extent permitted by Delaware law, as it currently exists or as it may be amended in the future. Effective August 1, 2022, Section 102(b)(7) was amended to permit companies to include in their certificates of incorporation limitations of monetary liability for certain senior corporate officers, such as a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, and chief accounting officer. Consistent with Section 102(b)(7), the Amendment would permit exculpation of these officers for breaches of their fiduciary duty of care in any direct claim to the fullest extent permitted by Delaware law, as it currently exists or as it may be amended in the future. Like the provision limiting the monetary liability of directors, the DGCL, as currently in effect, does not permit the elimination of liability of these officers for any breach of their duty of loyalty to the company or its shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The DGCL, as currently in effect, also does not permit the limitation of monetary liability of these officers in any action by or in the right of the company, such as a derivative claim.

The Amendment to Article FOURTEENTH is set forth in its entirety in Section 1 of Exhibit A.

Taking into account (i) that the Amendment would mitigate the risk of personal financial ruin as a result of an unintentional misstep, (ii) that this exculpation will help attract and retain officers, and (iii) the narrow type of claims for which officers may be exculpated from liability, the Board determined that it is in the best interests of the Company and our shareholders to adopt the Amendment.

If the Amendment is approved and adopted, it will become effective upon our filing it with the Secretary of State of the State of Delaware. The Board retains the discretion to abandon, and not implement, the Amendment at any time before it becomes effective, even if it is approved by shareholders.

Shareholders are also asked to consider Proposal 4, which relates to certain indemnification provision updates and other miscellaneous changes. Proposals 3 and 4 are independent of each other. If both Proposal 3 and Proposal 4 are approved by the shareholders, then the Company intends to file a certificate of amendment to our Restated Certificate of Incorporation that implements all of the amendments contemplated by Section 1 and 2 of Exhibit A. If only one of these proposals is approved by the shareholders, but the other proposal is not, then we will file a certificate of amendment that implements only the amendments to our Restated Certificate of Incorporation that were approved by shareholders.

80 2024 proxy statement

PROPOSAL 4
Vote to approve Amendments to the Company’s Restated Certificate of Incorporation to implement miscellaneous changes

The Board is requesting that shareholders vote in favor of the approval and adoption of amendments to the Company’s Restated Certificate of Incorporation to implement other miscellaneous changes.

Our Board unanimously recommends that you vote  FOR  Proposal 4.

The Board has unanimously approved, adopted and declared advisable amendments to our Restated Certificate of Incorporation to provide for the updates described below to implement other miscellaneous changes (the “Amendments”). The Amendments include:

1. Purpose of the Company

Amend Article THIRD to remove non-essential text regarding the purposes of the Company and clarify that the Company is permitted to engage in any lawful act or activity for which corporations may be organized in conformity with the current provisions of the Delaware General Corporation Law (“DGCL”). The purpose clause in our existing Restated Certificate of Incorporation contains detailed language that is no longer typical or required under the DGCL.

2. Preferred Stock

Amend Article FOURTH to remove certain provisions related to the Board’s ability to fix the terms of a series of preferred stock authorized for issuance by the Board, to ensure that we retain flexibility with respect to the terms of any future preferred stock issuances, including with respect to voting rights. There are currently no shares of any series of preferred stock outstanding.

3. Board Committee Designation and Size

Amend Article EIGHTH to conform certain legacy provisions regarding the designation and size of Board committees to the current requirements under the DGCL, which would provide our Board with flexibility to designate additional Board committees more easily in the future.

4. Borrowing of Money by the Board

Amend Article EIGHTH to remove a provision that addresses the ability of the Board to borrow money. This provision is not required under the DGCL, as currently in effect, and is merely illustrative as an example of the Board’s authority.

5. Indemnification

Amend Article EIGHTH to remove the last paragraph of Article EIGHTH that describes the power of the Company to indemnify in certain circumstances, but does not mandate indemnification by the Company of, directors, officers, employees, and agents of the Company. This language does not conform to the current requirements and provisions of the DGCL. As is more typical, our By-Laws and existing indemnification agreements with directors and officers instead reflect our applicable indemnification policies. The Amendments would continue to provide our Board with the flexibility to account for changes in the DGCL and related laws and market practices for indemnification through By-Law

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Management Proposal

amendments and as warranted, indemnification agreements. The Amendments would not broaden, restrict, or otherwise change the scope of indemnification being provided by the Company to our directors and officers.

6. Staggered Board

Amend Article TWELFTH to remove certain inoperative staggered board provisions addressing director elections, terms, and removal, which are no longer applicable as the Board is elected annually.

***

The proposed Amendments are set forth in their entirety in Section 2 of Exhibit A.

The Board believes it is appropriate to make the Amendments to update and modernize our Restated Certificate of Incorporation. The Amendments are not being proposed as a result of any pending litigation.

The Amendments described in this Proposal 4 are interdependent such that shareholders will be approving all or none of the Amendments. The description of the Amendments is a summary and is qualified by the complete text of the Amendments set forth in Section 2 of Exhibit A hereto. If the Amendments are approved and adopted, they will become effective upon our filing them with the Secretary of State of the State of Delaware. The Board retains the discretion to abandon, and not implement, any or all of the Amendments at any time before they become effective, even if they are approved by shareholders.

Shareholders are also asked to consider Proposal 3, which relates to exculpation of officers. Proposals 3 and 4 are independent of each other. If both Proposal 3 and Proposal 4 are approved by the shareholders, then the Company intends to file a certificate of amendment to our Restated Certificate of Incorporation that implements all of the amendments contemplated by Section 1 and 2 of Exhibit A. If only one of these proposals is approved by the shareholders, but the other proposal is not, then we will file a certificate of amendment that implements only the amendments to our Restated Certificate of Incorporation that were approved by shareholders.

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PROPOSAL 5
Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2024

Our Audit & Finance Committee is directly responsible for the appointment, compensation, retention, evaluation, and termination of our independent external audit firm. Our Audit & Finance Committee has appointed Ernst & Young LLP (“EY”) as our independent external audit firm for 2024. In executing its responsibilities, our Audit & Finance Committee conducts a thorough annual evaluation of EY’s qualifications, past performance, and continuing independence. Among other things, our Audit & Finance Committee is informed by the results of a comprehensive assessment survey undertaken by senior financial personnel from our corporate headquarters and largest global markets, and discusses opportunities for improvement with the lead audit partner. Our Audit & Finance Committee has sole authority to approve all engagement fees to be paid to EY. In assessing independence, our Audit & Finance Committee reviews the fees we have paid to EY, including those related to both audit and non-audit services, and compliance with our Hiring Policy for Employees of External Audit Firm and Its Affiliates. Our Audit & Finance Committee regularly meets with the lead audit partner without members of management present, and in executive session, which provides the opportunity for continuous assessment of EY’s effectiveness and independence, as well as for considering alternative audit firms.

Our Board unanimously recommends that you vote  FOR  Proposal 5.

Our Audit & Finance Committee and its Chair are directly involved in the selection of EY’s lead engagement partner, who rotates every five years in accordance with SEC rules and EY policies.

Our Audit & Finance Committee and Board believe the continued retention of EY as our independent external audit firm for 2024 is in the best interests of our Company and shareholders, and are therefore asking shareholders to again ratify this annual appointment. A representative of EY is expected to attend our virtual 2024 Annual Shareholders’ Meeting, where he or she will be available to answer shareholders’ questions.

While our Audit & Finance Committee and Board value the opinions of shareholders, this vote is advisory and non-binding. If shareholders do not ratify the appointment of EY, our Audit & Finance Committee will reconsider such appointment, after which it may select another audit firm or nonetheless retain EY if it determines doing so to be in the best interests of our Company and shareholders. In addition, even if shareholders ratify the appointment of EY, our Audit & Finance Committee may select another audit firm if it determines doing so to be in the best interests of our Company and shareholders.

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Audit & Finance Committee Matters

Audit & Finance Committee Report

The role of our Audit & Finance Committee is to assist our Board in fulfilling its responsibility to oversee our financial reporting process. Management is primarily responsible for our financial statements, including our internal control over financial reporting. EY, our independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report on those financial statements. EY also reviews our interim consolidated financial statements in accordance with applicable auditing standards. Our Audit & Finance Committee oversees our financial reporting process and internal control structure on behalf of our Board. Our Audit & Finance Committee met regularly with EY and the head of internal audit, both privately and with management present, during 2023.

In fulfilling its oversight responsibilities, our Audit & Finance Committee has reviewed and discussed with management and EY our audited and interim financial statements included in our Annual and Quarterly Reports on Form 10-K and Form 10-Q.

In connection with its review of our annual consolidated financial statements, our Audit & Finance Committee also discussed with EY the matters required to be discussed by applicable SEC and PCAOB requirements (communication with audit committees), and those addressed by EY’s written disclosures and its letter provided under applicable PCAOB requirements (independence discussions with audit committees).

Our Audit & Finance Committee is responsible for the engagement of our independent auditor, and it appointed EY to serve in that capacity for 2023 and 2024. In that regard, our Audit & Finance Committee reviewed EY’s independence from our Company and management, including EY’s written disclosures described above.

Based on the reviews and discussions referred to above, our Audit & Finance Committee recommended to our Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Respectfully submitted,

The Audit & Finance Committee

Catherine Engelbert, Chair
Margaret Georgiadis
John Mulligan
Amy Weaver

Audit & Finance Committee Matters

Policy for Pre-Approval of Audit & Permitted Non-Audit Services

Our Policy for Pre-Approval of Audit and Non-Audit Services Provided by External Audit Firm (our “Pre-Approval Policy”) covers the pre-approval of all audit and permitted non-audit services to be provided by EY to our Company. Our Audit & Finance Committee may pre-approve engagements on a case-by-case or class of service basis if the relevant services are predictable and recurring.

Pre-approvals for classes of services are granted at the start of each fiscal year and are applicable for the year. In considering these pre-approvals, our Audit & Finance Committee reviews a description of the scope of services falling within each class and imposes budgetary estimates that are largely based on historical costs. Any audit or permitted non-audit service that is not included in a pre-approved class, or for which total fees are expected to exceed the relevant budgetary estimate, must be pre-approved on an individual basis. Pre-approval of any individual engagement may be granted not more than one year before commencement of the relevant service. Pre-approvals of services that may be provided over a multiple-year period must be reviewed for renewal each year.

Our Corporate Controller monitors services provided by EY and overall compliance with our Pre-Approval Policy. Our Corporate Controller also reports periodically to our Audit & Finance Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with our Pre-Approval Policy to our Audit & Finance Committee Chair.

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Audit & Finance Committee Matters

In accordance with our Pre-Approval Policy, all services provided to our Company by EY in 2023 and 2022 were pre-approved by our Audit & Finance Committee.

Our Pre-Approval Policy is available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Auditor Fees & Services

The following table shows the fees paid for professional services rendered for the audit of our annual consolidated financial statements for 2023 and 2022, as well as fees paid for other services provided by EY in those years:

DOLLARS IN MILLIONS	2023	2022
Audit fees(1)	$9.9	10.0
Audit-related fees(2)	1.0	1.0
Tax fees
Compliance	0.2	0.2
Planning/advisory	0.2	0.1
Total tax fees	0.4	0.3
Total	$11.3	11.3

(1)

Fees for services associated with the annual audit (including internal control reporting), statutory audits required internationally, reviews of Quarterly Reports on Form 10-Q and accounting consultations.

(2)

Fees for internal control environment assessment, information technology governance, and business process and data conversion testing. Also includes fees for employee benefit plan audits and certain attestation services not required by statue or regulation.

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PROPOSALS 6-11 SHAREHOLDER PROPOSALS Our Board unanimously recommends that you vote AGAINST each shareholder proposal.

The text of the following shareholder proposals and supporting statements appears exactly as received from the proponent(s) unless otherwise noted. All statements contained in the shareholder proposals and supporting statements are the sole responsibility of the proponents. The shareholder proposals may contain assertions about our Company or other matters that we believe are incorrect, but we have not attempted to refute all such assertions. Each shareholder proposal is required to be voted on at our 2024 Annual Shareholders’ Meeting only if not withdrawn and properly presented. Our Board unanimously recommends that you vote “AGAINST” each shareholder proposal for the reasons set forth in the respective statements in opposition.

The names and share ownership of the proponents of the shareholder proposals are set forth on the following pages. The addresses of the proponents and the names, addresses and share ownership of any co-filers are available, and will be provided promptly, upon request by emailing shareholder.services@us.mcd.com or by calling (630) 623-7428.

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PROPOSAL 6
ADVISORY VOTE ON ADOPTION OF ANTIBIOTICS POLICY

The Congregation of the Benedictine Sisters of Boerne, Texas (“BSBT”), together with certain co-filers, has notified us that it intends to submit this shareholder proposal at our 2024 Annual Shareholders’ Meeting. BSBT beneficially owns shares of our common stock worth at least $2,000. The proponents are responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Our Board unanimously recommends that you vote  AGAINST  Proposal 6.

Shareholder Proposal

RESOLVED: Shareholders request that McDonald’s adopt an enterprise-wide policy to phase out the use of medically-important antibiotics for disease prevention purposes in its beef and pork supply chains. The policy should include, in the discretion of board and management, global sourcing targets with timelines, metrics for measuring implementation, and third-party verification.

SUPPORTING STATEMENT: A policy meaningful to shareholders would include:

●	Establishment of a glidepath for the phase out, inclusive of interim reduction targets;
●	A commitment to annual disclosure of enterprise-wide antibiotic use including reporting by shared class of antibiotics[1]

WHEREAS: The World Health Organization (WHO) and the U.S. Centers for Disease Control and Prevention2 (CDC) report that antibiotic resistance is a global public health crisis that threatens to reverse many medical advances made over the last century.

According to the CDC, antibiotic use, both in food animals and human medicine, is the “single most important factor” driving this crisis.3 Nearly two-thirds of medically important antibiotics sold in the U.S. are intended for livestock use4 with around 80 percent of those sales consisting of cattle and swine (originally cited at the FDA website under Animal Veterinary News). McDonald’s is the single largest purchaser of beef in the U.S. and a major buyer of pork.5

In 2018, McDonald’s published its Global Vision for Antibiotic Stewardship in Food Animals which included a goal to prohibit routine preventive use of antibiotics by meat suppliers and committed to developing “species-specific policies outlining our requirements and implementation timelines for suppliers providing chicken, beef, dairy cows, pork and laying hens for use in McDonald’s restaurants.” It also announced the goal of setting reduction targets for medically-important antibiotics across 80 percent of its global beef supply by the end of 2020.

McDonald’s did not fulfill its promise. In March 2022, it replaced its commitment to set targets for ‘reducing use’ of medically important antibiotics with targets for the ‘responsible use’ of the drugs.

[1]	https://exploreanimalhealth.org/antibiotics-used-farm-animals/#:~:text=Some%20antibiotics%20are%20approved%20for,drug%20used%20in%20human%20medicine.
[2]	https://www.cdc.gov/drugresistance/biggest_threats.html
[3]	https://www.cdc.gov/drugresistance/pdf/ar-threats-2013-508.pdf

4https://amrreview.org/sites/default/files/Antimicrobials%20in%20agriculture%20and%20the%20environment%20-%20Reducing%20unnecessary%20use%20and%20waste.pdf

[5]	http://www.chicagotribune.com/business/ct-mcdonalds-antibiotics-0824-biz-20170823-story.html

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Shareholder Proposal

However, if responsible use does not incorporate absolute reduction targets, then McDonald’s pledge is not aligned with the WHO’s imperative to achieve absolute antimicrobial reductions (inclusive of medically important antibiotics) by at least 30-50% by 2030.6

By changing its 2018 promise, McDonald’s exposes itself to reputational risk.

Consumer demand for meat raised with limited or no antibiotics is high – surveys have found that the majority of consumers are more likely to eat at restaurants that serve such meat. U.S. producers, including Tyson, supply beef raised without antibiotics. Failure to offer meat raised with minimal antibiotics endangers McDonald’s market share.

[6]	https://www.who.int/news/item/25-11-2022-quadripartite-welcomes-new-political-commitments-in-fight-against-antimicrobial-resistance

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Shareholder Proposal

Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. We have a strong track record of supporting responsible antibiotic use across our supply chain, we are already implementing protein-specific antibiotic use policies that align with the WHO Guidelines (as defined below), and we are leading several global partnerships to gather additional data on antibiotic use to further manage and measure responsible antibiotic use. As a result, our Board believes that adoption of the requested policy is unnecessary, duplicative, and would not provide meaningful benefit to shareholders.

We are committed to helping preserve the long-term effectiveness of antibiotics.

We are striving to help preserve antibiotic effectiveness for future generations by working across our industry and supply chain with producers, veterinarians, academics, and other experts in the field. McDonald’s global position on responsible antibiotic use recognizes that effective treatment of sick animals requires antibiotic selection with oversight from a qualified veterinarian through a valid Veterinary Clinic Patient Relationship (VCPR). Importantly, in alignment with guidance from the World Health Organization (the “WHO”), our antibiotic use policies do not permit the routine use of medically important antibiotics for the purpose of growth promotion or the habitual use of antibiotics for disease prevention.1 Reduction, where possible without adverse effects on animal health and welfare, remains an intended outcome of our commitments.

Our longstanding commitment began in 2003, when we initially outlined our position on antibiotic use in our supply chain. In 2017, we implemented our revised Vision for Antibiotic Stewardship (“VAS”), which outlines our approach and commitment to responsible antibiotic use (available at https://corporate.mcdonalds.com/content/dam/sites/corp/nfl/ pdf/McDonalds-Global-Vision-for-Antimicrobial-Stewardship-in-Food.pdf) promoting refining antibiotic selection and administration, reducing non-therapeutic antibiotic use, and, when possible, replacing antibiotics with long-term solutions to proactively prevent disease and protect animal health and welfare. We remain committed to the treatment of sick animals, aligned with herd or flock veterinarian direction, to support the safety of the consumer food supply chain.

We routinely engage with external experts, who help inform our approach and are advocating for positive change across the industry.

We advocate for increased transparency and data collection, and for public policies that enable better assessment of antibiotic use and the identification of opportunities to minimize and, where possible, eliminate the need to use antibiotics to treat sick animals across the industry. Our VAS and protein-specific antibiotic use policies (for chicken, beef, and pork) are based on the WHO “One Health”2 approach that emphasizes the need for collaborative, multi-disciplinary efforts at the local, national, and global levels to achieve optimal health for people, animals, and the environment. As such, we routinely engage with external experts, including veterinarians, academics, nongovernmental organizations, producers, and suppliers, who understand these important interdependencies and responsible use strategies, and who can provide us with advice and direction related to developing our own antibiotic use policies. Building upon these relationships, we are a founding member of the International Consortium for Antimicrobial Stewardship in Agriculture (ICASA).3 In this cross-industry collaboration, we work to identify and advance commercial solutions to address Antimicrobial Resistance.

[1]

This is applicable to our existing antibiotic use policies for chicken and beef supply chains. Beef: Habitual use of medically important antibiotics for disease prevention is a probable indication of an underlying herd-specific and/or management issue and is not permitted except in the following narrowly defined situations: based upon the determination of a qualified veterinarian familiar with the disease history in the herd, non-routine prevention uses may be permitted if there is a high risk of contraction of a particularly infectious disease. If use is deemed necessary and when effective multiple treatment options exist, McDonald’s encourages adoption of a tiered approach to antibiotic selection – least important to human medicine being the first choice, with Highest Priority Critically Important Antibiotics (HPCIAs) reserved for last resort. Chicken: Antibiotics shall not be used for routine prevention or for growth promotion. In addition, antibiotics shall only be prescribed by a licensed chicken veterinarian that has clinically diagnosed an infectious disease or illness, and such antibiotics must be used strictly in accordance with labeled and veterinary direction for dose, duration, route, frequency, withholding period and withdrawal times.

[2]	https://www.who.int/health-topics/one-health#tab=tab_1
[3]	International Consortium for Antimicrobial Stewardship in Agriculture (ICASA) - Foundation for Food & Agriculture Research (foundationfar.org)

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Shareholder Proposal

We have made, and continue to make, meaningful commitments and progress across our global supply chain.

Currently, there is limited data on antibiotic use in industries as a whole. Our intention is to help drive positive behavioral change and transparency, as well as enable comprehensive assessment of antibiotic use across our in-scope supply chains and industries in the future. To this end, we are engaged in global partnerships across our supply chains to gather antibiotic use data, which helps inform the development, implementation, and evolution of our responsible protein-specific antibiotic use policies applicable for in-scope markets. Because each supply chain is unique, we must work in a targeted way to meet our commitments.

Chicken

●	In 2017, in partnership with our suppliers, we announced our Chicken Antibiotics Policy, which includes eliminating the use of Highest Priority Critically Important Antibiotics (HPCIAs) as well as not permitting the routine use of antibiotics for disease prevention or growth promotion, in our top chicken sales markets around the world. [4] All in-scope markets are currently on track to eliminate the use of HPCIAs in our chicken supply by the end of 2027 and antibiotics shall not be used for routine prevention or for growth promotion. The use of HPCIAs to human medicine has already been eliminated from all chicken served in Australia, Brazil, Canada, Europe, Japan, South Korea and the U.S.
●	Since February 2019, we’ve tracked the use of medically important antibiotics in the supply chain supporting our top chicken sales markets, representing 80 slaughter facilities and more than 8 billion birds. Producer data collection is managed by our third-party provider, the Food Animal Initiative (FAI).

Beef

●	In 2018, we implemented our Global Beef Antibiotics Policy (available at https://corporate.mcdonalds.com/content/dam/sites/corp/nfl/pdf/McDonalds_Beef_and_Dairy%20_Antibiotic_Policy.pdf), which is informed by our VAS and guidance from expert bodies such as the WHO and the World Organization for Animal Health. The Policy identifies our expectations and anticipated implementation plans across ten in-scope markets.[5]
●	In 2022, we established market-appropriate responsible use targets informed by significant research, pilot testing, and collaboration with subject-matter experts in-line with the “One Health” approach. Our targets focus on the responsible use of medically important antibiotics and are aligned with WHO Guidelines on AMR.
●	Overall reduction remains an intended outcome, while allowing for the necessary treatment of sick animals, aligned with herd veterinarian direction. More information on the market-specific targets for the responsible use of antibiotics in our beef supply chain can be found on page 7 of our Global Beef Antibiotics Policy.
●	In 2023, we worked with supply chain partners to deploy data collection processes and begin building access to use data that will help enable future measurement of antibiotic use and trends over time in our supply chain. Through collaboration, we have identified a number of opportunities, as well as challenges, in continuing to improve data and measurement capabilities in this space.
●	In many European markets, such as France, Germany, the U.K. and Poland, many of our suppliers are already participating in annual mandatory reporting of their antibiotic use progress. Building off of this external requirement, we are working to understand how we can use existing tracking and reporting to measure progress toward our own targets.
[4]

For purposes of this goal, in-scope markets refers to the country in which the final product is sold. Markets covered by this goal include Brazil, Canada, Japan, South Korea, the U.S., Australia, China and Europe. For the purposes of this goal, Europe includes Austria, Azerbaijan, Belgium, Bulgaria, Croatia, the Czech Republic, Denmark, Estonia, Finland, France, Georgia, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Moldova, the Netherlands, Norway, Poland, Portugal, Romania, Serbia, Slovakia, Slovenia, Spain, Switzerland, Sweden, the U.K. and Ukraine. As of December 2023, Belarus, Bosnia & Herzegovina and Kazakhstan have been removed from the scope of this goal based on our exit from those markets.

[5]	These markets (Australia, Brazil, Canada, France, Germany, Ireland, New Zealand, Poland, the U.K., and the U.S.) accounted for over 80% of our global beef supply chain as of the end of 2022.

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Shareholder Proposal

Pork

●	In 2021, we created a global, cross-functional working group to develop a Global Pork Antibiotic Policy that is anchored to responsible use and informed by our VAS and the WHO Guidelines on Use of Medically Important Antimicrobials in Food Producing Animals. Our global suppliers were asked to conduct gap assessments between our draft Policy’s criteria/expectations and their then-current internal antibiotic use policies.
●	In 2022, we evaluated the supplier feedback, which we are leveraging to inform updates to the Policy, including its implementation timeline.
●	In 2023, we continued to engage with suppliers and academia regarding our pork policy. As part of this process, we have initiated work to identify and develop market-specific plans for the collection of antibiotic use data across in-scope markets.

Further information regarding our strategies, governance, and performance related to the responsible use of antibiotics is available on the “Responsible Antibiotic Use” section of our website at https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/food-quality-and-sourcing/responsible-antibiotic-use.html

In light of our current responsible-use antibiotic policies and practices, our focus on helping to drive continuous improvement with our suppliers and the industry, and our work to increase access to antibiotic use data and transparency, our Board believes that the adoption of the requested policy is unnecessary, duplicative, and would not provide meaningful benefit to shareholders.

Our Board unanimously recommends that you vote “AGAINST” Proposal 6.

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PROPOSAL 7
ADVISORY VOTE ON WORLDWIDE SWITCH TO CAGE-FREE EGGS

The Accountability Board, Inc. (“TAB”) has notified us that it intends to submit this shareholder proposal at our 2024 Annual Shareholders’ Meeting. TAB owns shares of our common stock worth at least $25,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Our Board unanimously recommends that you vote  AGAINST  Proposal 7.

Shareholder Proposal

Dear fellow shareholders,

When Bob Langert first visited an industrial egg facility, he couldn’t wait to leave. The 30-year McDonald’s veteran and former company VP recalled the experience in his book:

“I went through the massive warehouse-type structure with aisles and aisles of cages that stretched beyond 100 yards with the cages stacked on top of each other to 20 feet high or more,” he described. “The laying hens were really squished, with no room to spread their wings. The stench was like a filthy bathroom that hadn’t been cleaned in a long time, with a strong ammonia smell. I couldn’t wait to get out.”

In 2015, McDonald’s addressed this issue in the U.S. and Canada, pledging to use 100% cage-free eggs there by 2025. Its announcement said this “reinforces the focus we place on food quality” and quoted Marion Gross (who later became EVP & Global Chief Supply Chain Officer) as calling it a “milestone” that would “improve the treatment of animals.”

In fact, McDonald’s has already reached 100% cage-free eggs domestically (two years early). It’s also achieved 85% in Canada and uses them in some other markets too.

But food quality and animal welfare are important worldwide.

In fact, cage confinement, specifically, faces increased regulation. Switzerland banned it back in 1992. And since then, the entire E.U. has limited it and bans or restrictions on it have been adopted in eleven U.S. states (see CageFreeLaws.com), the U.K., Norway, Bhutan, Austria, Germany, Canada, New Zealand, and Australia.

Further, numerous McDonald’s competitors are making the switch to cage-free eggs globally.

For example, Restaurant Brands International (Burger King’s owner) is tracking to reach 39% worldwide by 2025 and 100% “by 2030 or earlier” and Yum! Brands (KFC’s owner) says it’ll also use 100% cage-free eggs globally by 2030. Starbucks, CKE Restaurants (Carl’s Jr. And Hardee’s) Cheesecake Factory, Darden, Bloomin’ Brands, Krispy Kreme, General Mills, Kraft Heinz, Unilever, Nestle, Sodexo, Aramark, Shake Shack, and others have also made global pledges.

But not McDonald’s.

In additional to the substantial ethical implications, this is also a material issue, since animal welfare poses risks that could jeopardize the delivery of durable financial returns. In fact, as McDonald’s declared in its 2022 proxy statement, its very “ability to serve safe, quality food comes from animals that are cared for properly.”

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Shareholder Proposal

Looking ahead, cage-free eggs may be widely available now in some markets while, in others, growing capacity could take time (as was the case domestically when McDonald’s adopted its ten-year pledge). Setting targets for making the shift globally could reflect this reality—and would certainly be consistent with the policies of McDonald’s peers, the development of related regulations, and McDonald’s own statements.

THEREFORE: Shareholders ask McDonald’s to publish measurable targets for switching to cage-free eggs worldwide and regularly report its progress meeting those targets. Thank you.

Contact: MCD@TABholdings.org

The proponent recommends you vote “FOR” the proposal.

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Shareholder Proposal

Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. After careful review, our Board has determined that our continued approach to prioritize animal welfare strategies across our supply chain, including prioritizing markets where we have a greater opportunity to influence and establish a cage-free egg supply chain, is a more appropriate and effective use of company resources and management’s attention.

We have a longstanding commitment to improving animal welfare, which is supported by robust policies, strategies, and progress reporting for all categories.

We believe we have a responsibility to improve the health and welfare of animals in our supply chain and work with our global network of suppliers to actively encourage industry and cross- sector collaboration. To achieve a positive impact in this area, we engage recognized subject- matter experts and academia to access guidance and challenge the way we think. Taking a whole-system approach that considers everything from housing to humane slaughter, we leverage our global scale in local markets to help drive positive outcomes, across all categories.

We source chicken, beef, dairy, pork, and eggs from suppliers who share our values. Our expectations for these suppliers are clearly outlined in our policies, standards, and specifications for raw materials and finished products, which include strict requirements for animal health and welfare.

We focus on the issues and markets through which we can have the greatest impact, including pursuing a cage-free egg supply chain in markets where we have a greater opportunity to influence change.

We’re using our scale and influence to help positively impact our planet, animals, and the people in our supply chain. As we continue to work with suppliers to increase the supply of cage-free eggs, we are focusing on higher volume markets, including the U.S., Canada, Australia, France, Germany, and Arcos Dorados (the largest McDonald’s Developmental Licensee, with operations in Latin America and the Caribbean).

We have made, and continue to make, meaningful progress across our various supply chains globally.

In 2015, our U.S. market, which purchased almost 2 billion eggs in 2023, made a commitment to sourcing 100% cage-free eggs by the end of 2025. McDonald’s engaged animal welfare experts and academics to help egg producers build and renovate their farms and implement new technology to help us promote a cage-free egg supply large enough to meet our needs.

Through years of partnership with and the support of our suppliers, we were able to drive the significant industry change necessary to meet our target. We are proud to share that, as of the end of 2023, McDonald’s has achieved its goal to source 100% cage-free eggs in the U.S. – two years ahead of schedule.

We have also made progress on sourcing cage-free eggs in our other markets across the globe. For example, Canada and Arcos Dorados have also set goals of sourcing 100% cage-free eggs by the end of 2025, with Canada sourcing more than 85% cage-free eggs as of the end of 2022. Additionally, Australia1, France, and Germany have each already achieved a 100% cage free egg supply chain.

In light of our comprehensive animal welfare strategy and current cage-free commitments focused on markets where we have the greatest impact, our Board believes that the adoption of the requested policy is unnecessary, duplicative, and would not provide meaningful benefit to shareholders.

Our Board unanimously recommends that you vote “AGAINST” Proposal 7.

1  Please see McDonald’s Australia’s website for more information: https://mcdonalds.com.au/our-impact/food-quality-sourcing

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PROPOSAL 8
ADVISORY VOTE ON POULTRY WELFARE DISCLOSURE

The Humane Society of the United States (“HSUS’) has notified us that it intends to submit this shareholder proposal at our 2024 Annual Shareholders’ Meeting. HSUS owns shares of our common stock worth at least $2,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Our Board unanimously recommends that you vote  AGAINST  Proposal 8.

Shareholder Proposal

Following significant shareholder support last year, and the company’s subsequent inaction despite it, we again ask McDonald’s to disclose fundamental details about one of its animal welfare initiatives.

Here’s the background:

In 2017, McDonald’s pledged to source broiler (meat) chickens “raised with improved welfare outcomes.” This commitment impacts five billion birds annually, according to McDonald’s.

Following its pledge, McDonald’s adopted 15 “key welfare indicators” (KWIs) for broilers, then invested millions into technology to “automate gathering welfare and behavioral indicators.” In 2022, McDonald’s used the KWIs to set “targets” that would be used to rank suppliers “in performance peer groups that will inform timebound improvement goals. “McDonald’s declares, without elaboration, that this target and improvement system will be “key to ensuring [its] chicken welfare efforts” are beneficial to the birds, suppliers, and the planet.

But despite such extensive promotion of its KWI-based welfare efforts, McDonald’s still refuses to disclose just what the 15 KWIs actually are.

Last year, a shareholder proposal requesting disclosure of the KWIs received significant support, garnering nearly 40% of the vote. Here’s what Institutional Shareholder Services concluded about it:

“The company has set a goal to increase the welfare of its broiler chickens by the end of 2024 and the proponent is asking the company to publicly disclose the 15 key welfare indicators (KWIs) it has set as part of this goal. The proponent is also asking how the KWIs are measured and how they improve the welfare of the broiler chickens in the company’s supply chain. The company says this would disrupt its current efforts. More disclosure on the way the company is measuring the commitments it has would allow shareholders to better assess the effectiveness of the company’s animal welfare commitment and management of related risks. This request is not considered to be overly burdensome. Therefore, shareholder support is warranted.”

It strikes us as strange that McDonald’s continues to seem intent on keeping its KWIs secret, even after such significant support for transparency. Indeed, if a company has developed metrics for measuring performance and informing progress toward an important (and material) significant policy goal, it ought to disclose what they are.

And to be certain, animal welfare transparency is a significant policy issue.

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For example, the 2023 “Transparency Trends” report from FMI (a leading food industry trade association) found it’s “extremely important” to the vast majority of shoppers that brands are transparent, with 74% of respondents saying that specifically means providing “values-based information such as animal welfare.” And a 2023 Merck study found that for 66% of consumers, both “animal care/treatment” and “transparency in animal proteins” are “extremely or very important.”

THEREFORE: Shareholders again ask McDonald’s to disclose its “15 key welfare indicators” and explain how it’s using each one to measure and improve animal welfare.

We believe this request is reasonable, not at all onerous, and comprises the fundamental information companies should provide to display responsibility and accountability on their material policy pledges.

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Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. We have reported transparently and accurately since the launch of our Broiler Chicken Welfare Commitments in 2017 and remain committed to advancing work within our supply chain to meet our goal by the end of 2024 as planned. We believe the additional disclosure requested by this proposal is unnecessary and would not provide meaningful benefit to shareholders due to the specific and technical nature of the requested information.

We have a longstanding commitment to improving the welfare outcomes of broiler chicken in our supply chain and already publicly disclose relevant information about our metrics and our progress.

For more than a decade, we have worked with our suppliers, nongovernmental organizations, academics, and industry experts to advance the welfare outcomes of the chicken served at McDonald’s restaurants. In 2017, we announced a commitment to source chickens (broilers) raised with improved welfare outcomes, and we are on track to meet our commitment by the end of 20241.

Our chicken welfare strategy aims to balance scientifically robust animal welfare, human health, and environmental considerations, and is informed by our Chicken Sustainability Advisory Council (the “CSAC”) comprised of 15 researchers, academia, welfare experts, NGOs and suppliers. In 2019, the CSAC defined 15 globally aligned Key Welfare Indicators (“KWIs”) to operationalize our strategy. The KWIs measure performance at the farm and processor levels towards our welfare outcomes commitment and inform our progress on our chicken welfare goal. Those outcomes include attributes contributing to assessments of overall health, livability, mobility and welfare.

Following 2024, we will continue our partnership with suppliers, farmers, researchers and welfare experts, assessing opportunities to build on the progress we have made so far and working together to drive positive outcomes. As our approach and progress evolves, we will continue to share information relevant to shareholders and other stakeholders, but do not believe that the specific, technical disclosure requested by this proposal is necessary or adds significantly to the information the Company already shares.

We continue to make significant progress in implementing our chicken welfare strategy and transparently communicate this progress with effective Board oversight.

In July 2023, we disclosed progress on all eight of our Broiler Welfare Commitments through our 2022-2023 Purpose & Impact Report. This update was intended to inform stakeholders of the latest actions on each of our commitments as of the end of 2022 and highlight that we are on track toward achieving our 2024 goal. Some highlights include:

●	We have initiated a process to define, then implement, our third-party on farm auditing protocol by the end of 2024. This third-party verification will enable continuous improvement;
●	We invested nearly $2 million (which enabled an additional $2.6 million in matching funds) into technology to automate gathering animal health and welfare indicators. These state-of-the-art welfare technologies will be among the first of their kind proposed for commercial availability; and
●	We developed our target-setting approach for KWIs, which consists of ranking suppliers in performance peer groups with timebound goals to advance to the next highest peer group, in a way that encourages innovative and thoughtful action.

[1]

These commitments apply to chickens raised for sale at McDonald’s restaurants in Australia, Canada, France, Germany, Italy, Ireland, the Netherlands, Poland, South Korea, Spain, Switzerland, the U.K. and the U.S. Russia has been removed from the scope of this goal based on our 2022 exit from this market.

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We intend to continue reporting progress on a regular cadence with oversight from our Board and Sustainability & Corporate Responsibility Committee, which oversees our Broiler Welfare Commitments in addition to our other animal health and welfare commitments.

Due to our transparent reporting related to our Broiler Welfare Commitments, as well as our intention to continue reporting on a regular cadence through commitment completion, our Board believes the additional specific and technical disclosure requested by this proposal is unnecessary and would not provide meaningful benefit to shareholders.

9
Our Board unanimously recommends that you vote “AGAINST” Proposal 8.

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PROPOSAL 9
ADVISORY VOTE ON CONGRUENCY ANALYSIS ON HUMAN RIGHTS

The National Legal and Policy Center (“NLPC”) has notified us that it intends to submit this shareholder proposal at our 2024 Annual Shareholders’ Meeting. NLPC beneficially owns shares of our common stock worth at least $2,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Our Board unanimously recommends that you vote  AGAINST  Proposal 9.

Shareholder Proposal

WHEREAS: Inconsistencies persist between many companies’ published policies and actual practices and operations, posing substantial risks to their reputations and ongoing viability.

The “Human Rights” statement1 2 and policy3 published by McDonald’s Corporation (“Company”) espouse the following:

●	“over two million individuals who work in McDonald’s franchised restaurants around the world are critical to the System’s success, enabling it to drive long-term value creation “
●	“we take seriously our responsibility to respect and promote human rights and to act with due diligence to avoid infringing on the human rights of others and addressing any impacts on human rights if they occur.”
●	“We commit to reduce the risk of infringing on human rights by identifying, monitoring, and addressing any impacts on human rights to our employees, which we have caused or to which we have contributed.”

McDonald’s appears to uphold-or rescind-these principles inconsistently across countries where it conducts business.

For example in China, the Company seeks accelerated growth4 in an environment where many U.S.-based businesses increasingly exercise caution5 due to uninsurable risks.6 In its zeal to grow to 10,000 stores by 2028, McDonald’s must comply with the dictatorial Chinese Communist Party, which controls the government. But the Company is more than just a restaurant operator in the country; McDonald’s is in a minority partnership (48%-52%) with Chinese state-owned CITIC Capital.7 Thus the Company jointly owns its China locations with an entity the U.S. State Department says is responsible for atrocities including genocide, forced sterilization, forced abortions, and torture8 -- especially against the Muslim Uyghurs in Xinjiang province, where McDonald’s operates at least two restaurants.9

1 https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/jobs-inclusion-and-empowerment/humanrights.html

2 https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/jobs-inclusion-and-empowerment/talent-andbenefits.html

3 https://corporate.mcdonalds.com/content/dam/sites/corp/nfl/pdf/McDonalds_Human_Rights_Policy1.pdf

4 https://www.reuters.com/markets/deals/mcdonalds-acquire-carlyles-stake-china-unit-2023-11-20/

5 https://www.wsj.com/finance/stocks/wall-streets-china-dreams-slip-away-f68ac708

6 https://www.wsj.com/articles/your-china-business-may-be-uninsurable-political-risk-coverage-222fl5dd

7 https://www.prnewswire.com/news-releases/mcdonalds-to-acquire-carlyles-stake-in-mcdonalds-china- 301993539.html

8 https://www.state.gov/reports/2022-country-reports-on-human-rights-practices/china/

9 https://twitter.com/xinjiangchannel/status/1346733542718390272?lang=en

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Yet upon Russia’s invasion of Ukraine, the Company temporarily closed all its locations in Russia, while promising to continue to pay its 62,000 employees in the country.10 But two months later the Company announced it would exit Russia permanently (representing 9% of revenues), stating in a press release, “The humanitarian crisis caused by the war in Ukraine, and the precipitating unpredictable operating environment, have led McDonald’s to conclude that continued ownership of the business in Russia is no longer tenable, nor is it consistent with McDonald’s values.”11 The abandonment by the Company of its Russian locations came despite no reports of endangerment to its restaurants or workers.

Considering the disparate approach between these two examples, it appears that whatever the Company’s principles are, that “McDonald’s values” have stark inconsistencies.

Resolved: Shareholders request the Public Policy and Strategy Committee of the Board of Directors to analyze the congruency of the Company’s human rights policy positions with its actions, especially in countries in geopolitical conflicts or under oppressive regimes, as they impact how the Company maintains its reputation, viability and profitability. A report published on the Company’s website, at reasonable cost and omitting proprietary or confidential information, by March 31, 2025, would be most beneficial.

10 https://www.cnbc.com/2022/03/08/mcdonalds-will-temporarily-close-850-restaurants-in-russia-nearIy-2-weeksafter-putin-invaded-ukraine.html

11 https://www.cnbc.com/2022/05/16/mcdonalds-says-it-will-sell-its-russia-business-after-previously-pausingoperations-due-to-ukraine-war.html

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Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. Our strong human rights commitments and existing due diligence processes already address the topic raised by this proposal. As a result, our Board believes the requested report is unnecessary and would not provide meaningful value to shareholders.

We take our responsibility to respect human rights throughout our value chain seriously and have due diligence processes surrounding our commitments.

Our human rights commitments are guided by the United Nations Guiding Principles on Business and Human Rights (UNGPs) and other internationally recognized standards. The UNGPs outline that businesses should demonstrate respect for human rights through key steps that include Human Rights Due Diligence and Integrate Findings. McDonald’s manages our approach to human rights in line with these steps, including:

●	Human Rights Due Diligence: To assess and prioritize human rights impacts we conduct human rights assessments, monitor media and third-party reporting, and ongoing internal and external stakeholder engagement. Internal routine accountability mechanisms are also critical for our ongoing due diligence across operations and supply chain. Our Running Great Restaurants and Supplier Workplace Accountability (SWA) initiatives are prime examples of this and are complemented by ad hoc deep dives and heightened human rights due diligence on an as-needed basis.
●	Integrate Findings: Continual improvement is core to McDonald’s business ethics, and we extend this to business partners within our System. Findings from targeted accountability mechanisms are used to improve specific compliance and performance findings and inform longer-term strategies. When appropriate, new work is initiated to take forward recommendations.

Given our clear commitment to human rights and our existing due diligence processes, the requested report is duplicative of existing workstreams and unnecessary.

Our Board provides effective oversight of our human rights commitments.

Our Board and its Committees have oversight of human capital management, including human rights. Human rights professionals within our Global Impact function manage a cross-functional Human Rights Working Group. The executive sponsors of this Group – our Chief Global Impact Officer, Global Chief People Officer, Global Chief Supply Chain Officer, and Global Chief Legal Officer – report to the CEO on human rights risks and share relevant updates to the Board Committees.

Our Global People and Global Supply Chain functions are responsible for our day-to-day human rights performance and measurement, including with our System partners. Our Board and management work together with internal teams throughout our organization on an ongoing basis to help ensure human rights are woven throughout our business, enabling us to fulfill our commitment to respect the rights of all people and communities who serve, produce, and enjoy our food. We believe this existing Board oversight is a more effective way to assess the topic raised by this proposal than the requested report.

We have a comprehensive Enterprise Risk Management program with Board oversight.

We maintain a robust enterprise risk management (“ERM”) program that is overseen by our Board and Audit & Finance Committee. Our ERM program is designed to enable our Board and management to identify, assess, monitor, and manage critical risks to our business. Our Board and management work together with internal teams throughout our organization on an ongoing basis to identify, understand, and proactively assess and manage key short-and long-term business risks. Our business results are subject to a variety of risks, including those that are described in our filings with the Securities and Exchange Commission.

We believe our existing human rights approach aligned with the UNGPs, which specifically includes a framework for due diligence and integrating findings, along with our comprehensive ERM program and Board oversight is a more effective way to assess and mitigate risks to our business and long-term shareholder value than the report requested in this proposal.

Our Board unanimously recommends that you vote “AGAINST” Proposal 9.

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PROPOSAL 10
Advisory Vote on corporate Giving Disclosure

The National Center for Public Policy Research (“NCPPR”) has notified us that it intends to submit this shareholder proposal at our 2024 Annual Shareholders’ Meeting. NCPPR owns shares of our common stock worth at least $2,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Our Board unanimously recommends that you vote  AGAINST  Proposal 10.

Shareholder Proposal

Whereas: Corporate contributions should enhance the image of our Company in the eyes of the public. Increased disclosure of these contributions would serve to create greater goodwill for our Company. It would also allow the public to better voice its opinions on our corporate giving strategy. Inevitably, some organizations might be viewed more favorably than others. This could be useful in guiding our Company’s public policy and philanthropic decision making in the future. Corporate giving should ultimately enhance shareholder value in line with the Company’s fiduciary duty.

Resolved: The Proponent requests that the Board of Directors list on the Company website any recipient of material donations from the Company, excluding employee matching gifts. Optimally, this list would include all recipients of $5,000 or more, or would include an explanation of why such donations are not material to the company but still appropriate for the company to undertake.

Supporting Statement: Current disclosure is insufficient to allow shareholders to evaluate the proper use of corporate assets given to third-party organizations and how those assets should be used.

For instance, as of August 2023, a review of an organization called GLSEN’s website had included McDonald’s as a “freshmen partner” on its corporate partnerships page.1 A review of GLSEN’s website as of November 2023, however, no longer lists the Company’s name.

The ambiguity around this partnership is important because GLSEN advocates a divisive and controversial agenda. For example, GLSEN advocates for concealing a student’s preferred gender identity from parents, providing sexually explicit books to minors, and integrating gender ideology at all levels of curriculum in public schools—all behavior that seeks to build barriers between parents and their children.2

Without further disclosure, it is unclear to whom, how much, and for what purposes, Company funds are going, and whether such organizations engage in conduct that may cause financial and reputational harm, such as the divisive political and policy advocacy outlined above.

1 https://www.glsen.org/take-action/corporate-partners

2 https://www.glsen.org/activity/model-local-education-agency-policy-on-transgender-nonbinary-students#d; https://www.foxnews.com/media/target-partners-org-pushing-kids-genders-secretly-changed-schools-withoutparental-consent

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Recent events have made clear that company bottom-lines, and therefore value to shareholders, drop when companies engage in overtly political and divisive partnerships. Following Bud Light’s embrace of partisanship, its revenue fell $395 million in North America when compared to the same time a year ago.3 This amounts to roughly 10 percent of its revenue in the months following its leap into contentious politics.4 Target Corporation’s market cap fell over $15 billion amid backlash for similar actions.5 And Disney stock fell 44 percent in 2022 – its worst performance in nearly 50 years -amid its decision to put extreme partisan agendas ahead of parents’ rights.6

3 https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html.

4 https://www.theguardian.com/business/2023/aug/03/bud-light-revenue-sales-anheuser-busch

5 https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amidwoke-backlash; https://nypost.com/2023/05/23/target-to-remove-some-lgbtq-merchandise-after-facing-customerbacklash/?dicbo=v2-x4CMNWo

6 https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-floridabegan; https://www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/; https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recessionstreaming-2022-12; https://www.foxnews.com/media/disneys-decline-shows-woke-focus-alienating-fans-wsjcolumn

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Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. This request is duplicative to ongoing disclosure practices given sufficient information about the Company’s charitable contributions is already publicly available. The Board has appropriate oversight of the Company’s Community Impact & Philanthropy strategy.

Information about the Company’s charitable contributions is publicly available.

The Company already provides information, including on its website and in its annual Purpose & Impact Report, about significant charitable donations. Recent disclosures include:

●	In the U.S., one penny from every Happy Meal at participating McDonald’s was donated to Ronald McDonald House Charities, to support families with sick children, totaling $5.9 million in 2022.
●	The Company is an American Red Cross Annual Disaster Giving Program partner, with an annual pledge of $1 million to support disaster relief efforts globally.
●	The Company donated over $5 million in 2022 in employee assistance and international relief support efforts in response to the war in Ukraine.
●	In 2023, McDonald’s Corporation donated $500,000 to earthquake relief efforts in Turkey.
●	The Company made a two-year, $5 million commitment to the Obama Foundation which included support for youth focused community programming in Chicago.
●	The Company launched a Chicago-based investment strategy, including a $3.5 million investment with 40 local nonprofit organizations reducing barriers to employment for youth.
●	The Company contributed $1 million to the Smithsonian Institution in support of the building of the National Museum of the American Latino.

This information, including additional details about these and related efforts, is available on the Company’s website and is regularly updated as part of annual Purpose & Impact reporting. Therefore, the list requested by this proposal is duplicative and unnecessary.

We have comprehensive internal processes, compliance guidelines and oversight of charitable contributions at the management and Board levels.

The Company has existing processes for, and oversight of, corporate charitable donations to help ensure that they are appropriate and consistent with the Company’s strategy and values.

McDonald’s is a part of many communities around the world, and we believe we have a responsibility to support those communities and the people within them. It’s a responsibility we take seriously ‒ because we know when our communities thrive, so does our business.

Our holistic Community Impact & Philanthropy strategy focuses on three key areas:

●	Families and Their Well-Being, including our support of Ronald McDonald House Charities: As the Ronald McDonald House Charities founding and forever mission partner, our employees, customers, Franchisees, and suppliers have provided their time, funds, and in-kind services to help RMHC® positively impact millions by ensuring that no family has to deal with a child’s medical crisis alone.
●	Support During Times of Need: When it comes to providing support during a humanitarian crisis, we primarily work through our long-standing partnership with the American Red Cross. We also develop programs designed to deliver longer-term community support and are committed to addressing pressing needs in Chicago where our headquarters are located.
●	Opportunity Employment: We want to create meaningful opportunities, such as through job skills or employment access, and unlocking resources for the McDonald’s System to participate in supporting their local communities.

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We understand the need for accountability and effective risk management in connection with our charitable giving program and diligently follow the guidelines and processes outlined in our Global Compliance Guidelines for Charitable Contributions Policy. Our charitable contributions are governed by this policy to help ensure that Company funds are allocated appropriately in a manner that helps protect our business, our employees, our values, and our brand.

As part of its oversight responsibilities related to brand trust, the Board’s Sustainability & Corporate Responsibility Committee regularly reviews reports on the Company’s Community Impact & Philanthropy strategy and receives an annual report on the Company’s charitable giving.

Given existing disclosures, and management and Board oversight of our charitable contributions and Community Impact & Philanthropy strategy, our Board believes this proposal is duplicative to existing processes and oversight.

Our Board unanimously recommends that you vote “AGAINST” Proposal 10.

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PROPOSAL 11
Advisory Vote on Annual Report on Global Political Influence

John Harrington has notified us that he intends to submit this shareholder proposal at our 2024 Annual Shareholders’ Meeting. Mr. Harrington owns shares of our common stock worth at least $2,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Our Board unanimously recommends that you vote  AGAINST  Proposal 11.

Shareholder Proposal

RESOLVED: Shareholders request the Company annually issue a transparency report on global public policy and political influence, disclosing company expenditures and activities outside of the United States. Such report should disclose company funding and in-kind support directed to candidates or electioneering, lobbying, and any charitable donations directed to public policy research or influence for the preceding year including:

●	Recipients and amounts.
●	The Company’s membership in or payments to nongovernmental organizations including trade and business associations, scientific or academic organizations and charities.
●	The rationale for these activities.

The Board and management may, in its discretion, establish a de minimis threshold, such as contributions to an individual or organization totaling less than $250, below which itemized disclosures would not be required.

Supporting Statement

In 2021, international media reported McDonald’s “paused all of our political giving while we review our policies and procedures” and, moving forward, “will ensure that all contributions continue to align with our values and the purpose of our business.” This raises significant concerns regarding the global extent of McDonald’s political activity given increased public scrutiny and demand for transparency.

A truly global corporation, McDonald’s operates in 118 countries, with 200,000 employees, approximately. While McDonald’s discloses some information about United States political activities, funds spent to influence public policy internationally are almost entirely undisclosed. Currently shareholders receive minimum information on global corporate spending to influence policies.

Vanguard cautioned:

“[P]oor governance of corporate political activity, coupled with misalignment to a company’s stated strategy or a lack of transparency about the activity, can manifest into financial, legal, and reputational risks that can affect long-term value.”

Consequently, industry support for scientific advocacy intended to shape policymaking is receiving heightened scrutiny. McDonald’s website displays a partial list of trade group memberships, limited to national trade associations with annual memberships of $25,000 or more. Associations like International Food Information Council (IFIC) – a food/agrochemical industry group that conducts promotion and research to advance industry interests that often contradict public health, actively defending unhealthy products including sugar, processed foods, artificial sweeteners, and toxic pesticides – are absent.

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Among many blind spots for investors surrounding McDonald’s political activities, the European Union Commission proposed mandatory nutritional labeling, potentially impacting McDonald’s and suppliers’ products as early as 2024. Concurrently, McDonald’s received legal notice alleging failure to manage its plastic waste as required by French law. Most recently, McDonald’s made headlines purportedly lobbying extensively against the European Union’s proposed packaging-reduction legislation.

Awareness regarding McDonald’s products’ environmental and health impacts increases across countries. A McDonald’s executive recently highlighted, “effective policy advocacy, and strong partnerships add up to a powerful response [to such issues]”. Utilizing the highest transparency standards regarding policy advocacy, partnerships, and all corporate political activities, globally, is imperative.

McDonald’s minimally discloses these relationships online, raising transparency and credibility concerns. Media and public scrutiny may quickly reveal corporate activity that appears inconsistent with a company’s stated values, on which our business depends.

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Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. Our political activities outside the U.S. are already subject to public reporting requirements. As a result, and because we are committed to the highest ethical standards when engaging in political activity, our Board believes the requested annual report would be duplicative and, therefore, unnecessary and an inefficient use of resources that would not provide meaningful value to shareholders.

We are recognized as a top company for political transparency and accountability, and shareholders have supported our existing policies and disclosures.

The Center for Political Accountability-Zicklin Index of Corporate Political Disclosure and Accountability (www.politicalaccountability.net) recognized McDonald’s as a “First Tier” company in 2023 for political transparency and accountability. In addition, more than 75% of shares voting rejected a substantially identical proposal at our 2023 Annual Shareholders’ Meeting, indicating that shareholders support our current practices in this area and would be better served by management focusing on other matters.

Our limited public policy engagement outside the U.S. is focused on promoting shareholder value.

Because public policy issues have the potential to impact our business and stakeholders, we believe in certain cases it may be in our and our shareholders’ best interests to make political contributions and engage with policymakers. We participate in public policy dialogues when doing so supports our business strategy and when we believe we can contribute to solving policy issues. We aim to make constructive contributions that will lead to policies that benefit our Company, our shareholders, consumers, and society.

The core of our public policy outreach is to defend, promote, and enhance the franchise business model that drives and sustains our business. Additionally, we generally engage in public policy discussions related to our four Impact Areas: planet; food quality and sourcing; jobs, inclusion, and empowerment; and community impact.

Our political expenditures outside the U.S. are limited and already generally subject to reporting requirements.

Any support that we direct to candidates, electioneering, lobbying, and charities outside the U.S. is generally required, by law, to be disclosed by the recipient or donor. McDonald’s disclosure of political contributions and advocacy spend are made according to each country’s legal framework and through the relevant national and regional regulatory authorities. For example, under the European Transparency Register we disclosed advocacy spending in the EU of less than €699,000 in 2022, and similarly disclosed to the French High Authority for Transparency in Public Life between €100,000 and €200,000 of engagement expenditures in 2022. We abide by all applicable laws governing interactions with public officials.

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Our Board provides effective oversight of our lobbying and political activities.

Our Board and Public Policy & Strategy Committee oversee our public policy activities within and outside the U.S., which includes evaluating the long-term interests of the Company and/or its system of restaurants and alignment with our business model, mission, and purpose. The Committee is briefed regularly by our Chief Global Impact Officer on corporate political giving and related matters.

The Chief Global Impact Officer, with support from the Global Chief Legal Officer, oversees the implementation of effective compliance and reporting procedures related to political activities and policy engagements, as well as the continuing enhancement of these processes. In the future, we plan to regularly update our website with disclosures related to our advocacy issues and philosophy, U.S. federal and state lobbying activities and related costs, and McDonald’s Political Action Committee (PAC) contributions.

Given our existing practices and public reporting, our Board believes the requested annual report would be duplicative and, therefore, unnecessary and an inefficient use of resources that would not provide meaningful value to shareholders. In addition, our shareholders’ recent rejection of a substantially identical proposal indicates that shareholders would be better served by management focusing on other matters.

Our Board unanimously recommends that you vote “AGAINST” Proposal 11.

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Stock Ownership

Director & Executive Stock Ownership Policies

Our Stock Ownership Guidelines for Directors provide that Directors should own shares of our common stock equal in value to five times the annual cash retainer paid to Directors within five years of joining our Board. All Directors are currently in compliance with the guidelines, which are regularly reviewed by our Governance Committee. In addition, our Stock Ownership and Retention Policy imposes requirements on senior officers, as discussed under “Policy Regarding Management’s Stock Ownership” on page 67. Directors and officers are prohibited from entering into hedging or pledging arrangements with respect to our common stock.

Our Stock Ownership Guidelines for Directors, Stock Ownership and Retention Policy, and Policy With Respect to the Hedging and Pledging of McDonald’s Stock are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Security Ownership of Management

The following table shows the ownership of our common stock and common stock equivalent units for the named individuals, including Director nominees, as well as all current Directors and executive officers as a group, as of March 1, 2024. Directors and executive officers as a group owned (directly, indirectly and through benefit plans) less than 1% of our common stock.

	COMMON	STOCK
NAME	STOCK(1)	EQUIVALENTS(2)	TOTAL
Directors
Anthony Capuano	117	982	1,099
Kareem Daniel	0	870	870
Lloyd Dean	0	12,577	12,577
Catherine Engelbert	2,079	3,134	5,213
Margaret Georgiadis	2,130	9,103	11,233
Enrique Hernandez, Jr.	9,939	92,075	102,014
Michael Hsu(3)	89	0	89
John Mulligan	2,900	8,364	11,264
Jennifer Taubert	0	1,401	1,401
Paul Walsh	0	4,615	4,615
Amy Weaver	0	870	870
Miles White	5,000	20,822	25,822
Named Executive Officers
Christopher Kempczinski	647,807	4,798	652,605
Ian Borden	239,750	0	239,750
Gillian McDonald	11,813	0	11,813
Jonathan Banner	5,419	0	5,419
Joseph Erlinger	206,152	0	206,152
All Directors and executive officers as a group (24 persons)	1,491,005	169,186	1,660,191

(1)	Includes vested stock options for executive officers. Includes 9,939 RSUs granted to Mr. Hernandez in connection with his service as Chairman, which shall be payable in either shares of our common stock or cash at our discretion, and shall vest upon his separation from our Board. Directors and executive officers as a group have sole voting and investment power over the shares listed above, except for shared voting and investment powers for shares held by: Ms. Georgiadis: 2,130; Mr. Hsu: 89; Mr. Mulligan: 2,900; and Marion Gross: 14,312.
(2)	Includes common stock equivalent units credited under our Amended & Restated Deferred Compensation Plan and/or Board of Directors’ Deferred Compensation Plan, which are payable in cash.
(3)	Mr. Hsu is a first-time Director nominee.

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Security Ownership of Certain Beneficial Owners

The following table shows all beneficial owners of more than 5% of our common stock outstanding as of December 31, 2023.

	AMOUNT AND NATURE OF	PERCENT OF
NAME AND ADDRESS	BENEFICIAL OWNERSHIP	CLASS
The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355(1)	69,043,882	9.52%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001(2)	51,974,467	7.20%

(1)	Reflects shares deemed to be beneficially owned by The Vanguard Group, directly or through its subsidiaries, as of December 31, 2023, according to a Schedule 13G/A filed with the SEC on February 13, 2024 that indicates: (a) The Vanguard Group, an investment adviser, has sole voting power with respect to no shares, shared voting power with respect to 935,150 shares, sole dispositive power with respect to 65,827,581 shares and shared dispositive power with respect to 3,216,301 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company.
(2)	Reflects shares deemed to be beneficially owned by BlackRock, Inc., directly or through its subsidiaries, as of December 31, 2023, according to a Schedule 13G/A filed with the SEC on January 26, 2024 that indicates: (a) BlackRock, Inc., a parent holding company, has sole voting power with respect to 46,509,457 shares and sole dispositive power with respect to 51,974,467 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file reports with the SEC regarding their ownership of our securities and changes thereto. Based solely on our review of those reports and related written representations, we believe all such filing requirements applicable to our Directors and executive officers were timely met during 2023, except: (i) Catherine Engelbert, Director, had a transaction on April 3, 2023 that was reported on her Form 4 filed on August 4, 2023; and (ii) Jo Sempels, Senior Vice President and President, International Developmental Licensed Markets, filed an amended Form 3 on June 1, 2023 to report certain holdings that were inadvertently excluded from his initial Form 3, which was timely filed on September 8, 2022, and were also omitted from the Forms 4 filed after the original Form 3 was filed.

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2025 Annual Shareholders’ Meeting

The following table summarizes how shareholders may submit proposals, including Director nominations, for our 2025 Annual Shareholders’ Meeting. Any such proposal or nomination should be emailed to corporatesecretary@us.mcd.com. See Rule 14a-8 under the Exchange Act and our By-Laws for all requirements.

TYPE OF PROPOSAL / NOMINATION	DESCRIPTION / INFORMATION TO BE PROVIDED	WHEN PROPOSAL / NOMINATION MUST BE RECEIVED
Shareholder-Nominated Director Candidates

Our By-Laws permit shareholders to nominate Directors for election at an annual shareholders’ meeting. A nominating shareholder must provide the information required by our By-Laws and give timely notice of the nomination to our Corporate Secretary in accordance with, and each nominee must meet the qualifications required by, our By-Laws. Shareholders who intend to solicit proxies in support of Director nominees other than our Board’s Director nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

No earlier than 5:00 p.m. Central Time on January 22, 2025, and no later than 5:00 p.m. Central Time on February 21, 2025
Proxy Access Director Candidates

Our By-Laws provide that, under certain circumstances, a shareholder or group of up to 20 shareholders may seek to include Director candidates that they have nominated in our proxy statement. Such nominating shareholder or group of shareholders must own, and have owned continuously for at least three years, at least 3% of the aggregate voting power of our outstanding common stock. The number of shareholder-nominated candidates appearing in our proxy statement cannot exceed the greater of two and 20% of the number of Directors then serving on our Board (if not a whole number, the largest whole number below 20%, which may be reduced under certain circumstances as described in our By-Laws). The nominating shareholder or group of shareholders must also deliver the information required by, and satisfy the other applicable requirements of, our By-Laws, and each nominee must meet the qualifications set forth in our By-Laws.

No earlier than 5:00 p.m. Central Time on January 22, 2025, and no later than 5:00 p.m. Central Time on February 21, 2025
Shareholder Proposals

SEC rules permit shareholders to submit proposals for inclusion in our proxy statement by satisfying the requirements of Rule 14a-8 under the Exchange Act. To be considered for inclusion in our proxy statement for our 2025 Annual Shareholders’ Meeting, shareholder proposals must be emailed as described above, in addition to meeting the SEC’s other requirements.

No later than 5:00 p.m. Central Time on December 9, 2024
Other Proposals

For any proposal that is sought to be presented directly from the floor of our 2025 Annual Shareholders’ Meeting, our By-Laws require that (i) timely notice be given in writing to our Corporate Secretary, (ii) the proposal, as determined by the Chairman of the meeting, be a proper subject for shareholder action under Delaware law and (iii) the proposal satisfy certain other requirements set forth in our By-Laws.

No earlier than 5:00 p.m. Central Time on January 22, 2025, and no later than 5:00 p.m. Central Time on February 21, 2025

We intend to file a proxy statement, proxy card and annual report to shareholders with the SEC in connection with the solicitation of proxies for our 2025 Annual Shareholders’ Meeting. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.

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Transactions with Related Persons

The McDonald’s System has over 40,000 restaurants worldwide, most of which are independently owned and operated. Within this extensive System, it is not unusual for our business to interact with many companies in many industries, including suppliers of food and other products and services. Our Board reviews and approves or ratifies, as appropriate, transactions, relationships, or arrangements in which our Company is a participant and which involve Directors, Director nominees, executive officers and beneficial owners of more than 5% of our common stock, as well as immediate family members (including domestic partners) of the foregoing and companies in which the foregoing have a material interest.

Our Board has a written policy that sets out procedures for the reporting, review, and approval/ratification of related person transactions. The policy operates in conjunction with other aspects of our compliance program, including a requirement that Directors and employees report any circumstances that may create or appear to create a conflict of interest, regardless of the amount involved. Directors and executive officers must also confirm information about related person transactions, and management reviews its books and records and makes other inquiries, as appropriate.

Under the policy, our Board evaluates related person transactions for purposes of recommending to our disinterested Directors whether or not such transactions are fair, reasonable and within Company policies and should be approved or ratified. Related person transactions involving Directors are reviewed by our Board at least annually.

Our Board has considered the following types of potential related person transactions and pre-approved them as not presenting material conflicts of interest: (i) compensation paid to Directors and executive officers that has been approved by our Board or Compensation Committee; (ii) Company contributions to RMHC® and certain other contributions made in limited amounts to other charitable or not-for-profit organizations; and (iii) transactions in which the related person’s interest arises solely from ownership of our common stock and in which all holders of our common stock receive the same benefit on a pro rata basis. Our Board considers the appropriateness of any related person transaction not within the pre-approved classes in light of all relevant factors, including:

●	whether the terms of the transaction are arm’s length and in the ordinary course of our business;
●	the direct or indirect nature of the related person’s interest in the transaction;
●	the size and expected duration of the transaction; and
●	other facts and circumstances that bear on the materiality of the transaction under applicable law and stock exchange listing standards.

Related person transactions involving Directors are also subject to approval or ratification by our disinterested Directors when so required under Delaware law.

Since January 1, 2023, there were no transactions, and there are no currently proposed transactions, in which our Company was or is to be a participant, in which the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

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Q&A: Proxy Materials & Voting Information

1.	What is Included in the Proxy Materials?

The proxy materials for the meeting include the Notice of 2024 Annual Shareholders’ Meeting, this Proxy Statement and our 2023 Annual Report on Form 10-K. If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form.

2.	What is the Record Date?

March 25, 2024 is the record date for the meeting. Shareholders owning shares of our common stock at the close of business on that date may vote at the meeting. On that date, there were 721,004,570 shares of our common stock outstanding held by approximately 4.6 million shareholders. Each share of our common stock is entitled to one vote for each Director nominee and one vote for each other matter to be voted upon at the meeting.

3.	What are the Proposals to be Voted on, and What are the Voting Standards?

PROPOSAL		OUR BOARD’S VOTING RECOMMENDATION	VOTING STANDARD	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES
1	Election of 12 Directors to Serve Until our 2025 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	“FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES	Majority of votes cast	None	None
2	Advisory Vote to Approve Executive Compensation	“FOR”	Majority of the voting power represented at the meeting and entitled to vote thereon	Vote against	None
3	Vote to Approve an Amendment to the Company’s Restated Certificate of Incorporation to Limit Liability of Officers as Permitted by Law	“FOR”	Majority of votes of the common stock outstanding	Vote against	Vote against
4	Vote to Approve Amendments to the Company’s Restated Certificate of Incorporation to Implement Miscellaneous Changes	“FOR”	Majority of votes of the common stock outstanding	Vote against	Vote against
5	Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2024	“FOR”	Majority of the voting power represented at the meeting and entitled to vote thereon	Vote against	Brokers may vote in their discretion
6–11	Advisory Vote on Six Shareholder Proposals, Each Only if Properly Presented	“AGAINST” EACH SHAREHOLDER PROPOSAL	Majority of the voting power represented at the meeting and entitled to vote on each shareholder proposal	Vote against	None

For Proposal 1, Directors will be elected by a majority of votes cast, which means that a Director nominee is elected if the number of votes cast “FOR” exceeds the number of the votes cast “AGAINST” his or her election.

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Q&A: Proxy Materials & Voting Information

With respect to each of the other proposals, shareholders may vote “FOR” or “AGAINST,” or abstain from voting. Pursuant to our By-Laws, in order to be approved by our shareholders, these proposals (other than the proposals to approve the amendments to the Company’s Certificate of Incorporation) must receive the affirmative vote of a majority of the voting power of the shares of our common stock represented at the meeting and entitled to vote thereon. The proposals to approve the amendments to the Company’s Certificate of Incorporation must receive the affirmative vote of a majority of the common stock outstanding to be deemed approved by the shareholders.

Abstentions on any one or more of the proposals are shares present for purposes of determining a quorum, but an abstention on any proposal (other than Proposal 1) will have the effect of a vote “AGAINST” that proposal.

If any other business properly comes before shareholders for a vote at the meeting, your shares will be voted at the discretion of the persons named as your proxies on such matters to the extent authorized by Rule 14-4(c) under the Exchange Act. Our Board knows of no matters, other than those described in this Proxy Statement, to be presented for consideration at the meeting.

4.	Why Did I Receive a Notice of Internet Availability of Proxy Materials?

We follow the SEC’s “Notice and Access” rule and have sent most shareholders a Notice of Internet Availability of Proxy Materials in lieu of a paper copy of the proxy materials. It provides instructions on how to access the proxy materials online, describes matters to be considered at the meeting and provides instructions on how to vote your shares. If you receive a Notice of Internet Availability of Proxy Materials, you can request a paper copy of the proxy materials by following the instructions included therein.

5.	How Can I Attend the 2024 Annual Shareholders’ Meeting?

We will have a virtual meeting. Only shareholders as of the record date may attend the virtual meeting. Shareholders must register in advance to ask questions or vote at the meeting by using the control number located on their Notice of Internet Availability of Proxy Materials, proxy card, voting instruction form or other communication. Beneficial shareholders must obtain a legal proxy in advance of the meeting in order to vote. See “Meeting Logistics” on page 119.

6.	How Can I Vote Before the 2024 Annual Shareholders’ Meeting?

We encourage shareholders to vote before the meeting. Most shareholders have a choice of voting by proxy before the meeting by internet, telephone, or mail. The internet and telephone voting procedures are designed to authenticate shareholders’ identities and to confirm that their instructions have been properly recorded. Multiple legal proxies must be combined into one document for purposes of uploading them to the meeting website. 401(k) Plan participants should review their proxy cards for voting instructions and note that their votes must be cast by 10:59 p.m. Central Time on May 19, 2024.

7.	Can I Vote at the 2024 Annual Shareholders’ Meeting?

We encourage you to vote before the meeting, but registered shareholders may also vote during the meeting by attending the virtual meeting as described above. Voting at the meeting will revoke any prior votes cast. In order for a beneficial shareholder to vote by ballot at the meeting, such holder must obtain and submit a legal proxy from his or her bank, broker, or other nominee. See “Meeting Logistics” on page 119. 401(k) Plan participants may not vote by ballot at the meeting.

8.	What is a Quorum?

A quorum will be present if the holders of a majority of the voting power of the shares of our common stock entitled to vote are present or represented by proxy at the meeting. Under Delaware law, abstentions and broker non-votes are counted as present in determining whether a quorum is present.

9.	How are Votes Tabulated?

We have appointed Broadridge Financial Solutions, Inc. as the independent inspector of election for the meeting. The independent inspector of election will tabulate all votes cast at the meeting.

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10.	What is the Difference Between Holding Shares as a Registered Shareholder and as a Beneficial Holder?

If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a registered shareholder with respect to those shares. If you hold your shares through an intermediary, such as a bank or broker, then you are considered the beneficial holder of those shares.

11.	What if I am a Registered Shareholder and Do Not Specify a Choice When Returning a Proxy?

All valid proxies properly executed and received by us before the meeting will be voted as directed by shareholders. Registered shareholders who submit a validly executed proxy, but do not specify how they want their shares voted, will have their shares voted as follows:

●	“FOR” the election of each of our Board’s 12 Director nominees;
●	“FOR” the approval of executive compensation;
●	“FOR” the amendment to the Company’s Restated Certificate of Incorporation to limit liability of officers as permitted by law;
●	“FOR” the amendments to the Company’s Restated Certificate of Incorporation to implement miscellaneous changes;
●	“FOR” the ratification of the appointment of Ernst & Young LLP as independent auditor for 2024; and
●	“AGAINST” each shareholder proposal.
12.	What if I am a Beneficial Holder and Do Not Give Instructions on How to Vote? What is a Broker Non-Vote?

Each intermediary holding shares on behalf of a beneficial holder is subject to certain NYSE rules regarding voting and votes according to its own procedures. Under NYSE rules, Proposal 5 (the proposal to ratify the appointment of Ernst & Young LLP as our independent auditor) is usually considered a discretionary item. This means that brokerage firms may generally vote in their discretion on behalf of clients who have not furnished voting instructions at least 15 days before the meeting. In contrast, all other proposals described in this Proxy Statement are non-discretionary items. This means that brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals, resulting in a broker non-vote. Broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the votes for these proposals, except for the proposals to amend the Company’s Certificate of Incorporation to limit liability of officers as permitted by law (Proposal 3) and to implement miscellaneous changes (Proposal 4). For both Proposal 3 and Proposal 4, a broker non-vote will have the same effect as a vote against the proposal.

13.	What if I Want to Change My Vote?

Registered shareholders may revoke their proxy and change their vote before it is exercised at the meeting by (i) submitting written notice to our Corporate Secretary, (ii) submitting a later dated and properly executed proxy (by internet, telephone or mail), which must be received by us before 10:59 p.m. Central Time on May 21, 2024, or (iii) attending the virtual meeting and voting by ballot, as described above. Only your latest dated, validly executed proxy counts.

Beneficial holders may change or revoke their voting instructions before they are exercised at the meeting by (i) providing instructions again through the means specified on their voting instruction form (with most having the option of doing so by internet, telephone or mail), which must be received by the deadline set forth on the voting instruction form, or (ii) if properly registered in advance, by attending the virtual meeting and voting by ballot, as described above. Only your latest dated, validly executed proxy counts. Note that beneficial holders must obtain and submit a legal proxy from their bank, broker, or other nominee in order to vote by ballot at the meeting.

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14.	How are Proxies Solicited, and What is the Cost?

We will provide the Notice of Internet Availability of Proxy Materials, or electronically deliver or mail the proxy materials, to shareholders beginning on or about April 8, 2024 in connection with the solicitation of proxies by our Board on our behalf to be used at the meeting. We will pay the cost of soliciting proxies. We have retained Kingsdale Advisors for certain advisory and solicitation services for a fee of approximately $70,000. Proxies also may be solicited by our Directors and employees on our behalf by internet, telephone, mail, or email, or in person. Those individuals will not receive additional compensation for such work.

15.	How Can I View or Request Copies of Corporate Documents and SEC Filings?

Shareholders may access financial and other information on the “Investors” section of our website at www.investor.mcdonalds.com. Copies of these documents and other information are also available free of charge by emailing a request to shareholder.services@us.mcd.com. Also available on our website or upon request, free of charge, are copies of the following documents:

●	Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (and any amendments thereto) filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act;
●	Certificate of Incorporation and By-Laws;
●	Committee charters;
●	Corporate Governance Principles;
●	Standards on Director Independence;
●	Standards of Business Conduct, which apply to all of our employees (including our executive officers);
●	Code of Conduct for the Board of Directors, which applies to all of our non-employee Directors;
●	Policy for Pre-Approval of Audit and Non-Audit Services; and
●	Political Contribution Policy.

A list of registered shareholders entitled to vote at the meeting will be available for inspection by any shareholder, for any purpose related to the meeting, for ten days before the meeting during ordinary business hours at our principal executive offices at 110 North Carpenter Street, Chicago, Illinois 60607. Email corporatesecretary@us.mcd.com to schedule an appointment to review the list.

16.	What is Householding?

Shareholders with the same last name and address will receive one package containing a separate Notice of Internet Availability of Proxy Materials for each individual shareholder at that address. Shareholders with the same last name and address who have elected to receive paper copies will receive only one copy of the proxy materials unless they have notified us that they wish to continue receiving multiple copies. This method of delivery (known as “householding”) helps ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.

If you hold our stock certificates or have book-entry shares at Computershare, you can opt out of the householding practice and receive prompt delivery of a separate copy of the proxy materials by calling 1-800-621-7825 (toll-free) from the U.S. and Canada, or 1-312-360-5129 from other countries, or by writing to McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., P.O. Box 43006, Providence, Rhode Island 02940-3006. If you are a beneficial shareholder and you would like to opt out of this practice, contact your bank or broker.

If you are receiving multiple copies of the proxy materials at your household and would prefer to receive a single copy, contact McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., at the above phone numbers or address. If you are a beneficial holder, contact your bank or broker.

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17.	Who Should I Contact if I Have Questions?

If you have any questions or require assistance with voting, contact our proxy solicitation firm at:

Kingsdale Advisors
745 5th Avenue, Suite 500
New York, New York 10151
855-683-3113 (toll-free in North America)
416-867-2272 (outside of North America)
contactus@kingsdaleadvisors.com

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Meeting Logistics

Attendance at Our 2024 Annual Shareholders’ Meeting

Only shareholders as of the record date may attend the virtual meeting, or any adjournment or postponement thereof, through the meeting website at https://www.cesonlineservices.com/mcd24_vm. You will not be able to attend the meeting in person at a physical location. To attend the virtual meeting as a shareholder and have the ability to vote and/or submit a comment or question, you must pre-register no later than 9:00 a.m. Central Time on May 20, 2024 using the instructions described below.

Pre-Registration for Registered Shareholders

Registered shareholders must use the control number located on the Notice of Internet Availability, proxy card, email or other communication that accompanied their proxy materials. To pre-register to participate in the meeting remotely, visit the website https://www.cesonlineservices.com/mcd24_vm with your control number and follow the instructions.

After registering, you will receive a confirmation email with a link and instructions for accessing the meeting. Verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk email folder.

Registration requests must be received no later than 9:00 a.m. Central Time on May 20, 2024. You must pre-register and receive a confirmation email in order to vote and/or submit a comment or question during the meeting.

Pre-Registration for Beneficial Shareholders & Obtaining a Legal Proxy to Vote

Beneficial shareholders must use the control number on the Notice of Internet Availability, voting instruction form or other instructions received from their bank, brokerage firm or other intermediary. To pre-register to participate in the meeting remotely, visit the website https://www.cesonlineservices.com/mcd24_vm with your control number and follow the instructions.

After registering, you will receive a confirmation email with a link and instructions for accessing the meeting. Verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk email folder.

We encourage you to vote in advance of the meeting. Beneficial shareholders who intend to vote during the meeting must obtain a legal proxy from their bank, brokerage firm or other intermediary. Most banks or brokerage firms allow a shareholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your bank or brokerage firm. If you request a legal proxy online and do not receive an email containing your legal proxy within two business days of such request, contact your bank or brokerage firm. If you request a legal proxy by mail and do not receive it within five business days of such request, contact your bank or brokerage firm.

You may submit your legal proxy either (i) in advance of the meeting by attaching the legal proxy (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to MCDRegister@proxy-agent.com or (ii) along with your voting ballot during the meeting. We must have your legal proxy in order for your vote submitted during the meeting to be valid. To avoid any technical difficulties on the day of the meeting, we encourage you to submit your legal proxy in advance in an email to MCDRegister@proxy-agent.com to ensure that your vote is counted, rather than wait to upload your legal proxy during the meeting. Multiple legal proxies must be combined into one document for purposes of uploading them to the meeting website.

Voting at the Meeting

Shareholders that pre-register for the meeting may also vote during the meeting by clicking on the “Shareholder Ballot” link that will be available on the meeting website during the meeting. Registered shareholders may vote directly by accessing the available ballot on the meeting website. Beneficial shareholders who have previously submitted a legal proxy as described above may also vote directly by accessing the available ballot on the meeting website.

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Meeting Logistics

If you are a beneficial shareholder and you did not email your legal proxy in advance of the meeting, you must upload an image of the legal proxy (in PDF, JPEG, GIF or PNG file format) during the meeting when completing the ballot. See “Pre-Registration for Beneficial Shareholders & Obtaining a Legal Proxy to Vote” above for information on obtaining a legal proxy from your bank or brokerage firm. Instructions for presenting the legal proxy (if necessary) along with the online ballot will be provided during the meeting. Prepare in advance by obtaining a legal proxy as soon as possible.

Submitting a Question During the Meeting

Meeting attendees may submit written comments or questions during the meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the meeting website during the meeting.

Questions received during the meeting will be answered as the allotted meeting time permits. If we receive substantially similar questions, we will group them together and provide a single response to avoid repetition. In light of the number of business items on the meeting agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the meeting will be able to do so. We also reserve the right to exclude questions that relate to personal matters or are not relevant to meeting matters, as well as to edit profanity or other inappropriate language. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to our website following the meeting.

Virtual Meeting Technical Assistance

If you encounter any technical difficulties accessing the meeting, the meeting reminder email will include technical support contact information, including a telephone number and email address. Technical support will be available beginning at 8:30 a.m. Central Time on May 22, 2024 and will remain available until the meeting has ended.

Questions

If you have any questions or require assistance with pre-registering for the meeting, contact our proxy solicitation firm at:

Kingsdale Advisors
745 5th Avenue, Suite 500
New York, New York 10151
855-683-3113 (toll-free in North America)
416-867-2272 (outside of North America)
contactus@kingsdaleadvisors.com

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Exhibit A – Proposed Amendments to Restated Certificate of Incorporation

Section 1

Set forth below is the text of Article FOURTEENTH in our Restated Certificate of Incorporation proposed to be amended by Proposal 3. Additions are indicated by double underlining.

FOURTEENTH: Elimination of Certain Liability of Directors or Officers. To the fullest extent that the general corporate law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors or officers (or both directors and officers), no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. No amendment to or repeal of this Article Fourteenth shall apply to or have any effect on liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. Solely for purposes of this Article Fourteenth, "officer" shall have the meaning provided in Section 102(b)(7) of the general corporate law of the State of Delaware. as amended from time to time.

Section 2

Set forth below is the text of Articles THIRD, FOURTH, EIGHTH and TWELFTH in our Restated Certificate of Incorporation proposed to be amended by Proposal 4. Additions are indicated by double underlining and deletions are indicated by strikethrough.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporate law of the State of Delaware. ~~The nature of the business of the Corporation and the objects and purposes to be transacted, promoted or carried on are as follows:~~

~~1.To obtain by license or otherwise and to grant to others by license or otherwise the right to the use of drive-in food establishment systems and food service systems of every kind and character, and to manage and operate drive-in and other restaurants and eating places of all kinds.~~

~~2.To manufacture, construct, lease, purchase and otherwise acquire; to hold, own, repair, maintain, operate and invest, trade and deal in; to lien, mortgage, pledge and otherwise encumber, and to let, assign, transfer, sell and otherwise dispose of goods, wares and merchandise and personal property of every kind and description and wherever situated.~~

~~3.To the same extent as natural persons might or could do, to purchase or otherwise acquire, hold, own, maintain, work, develop, sell, lease, sublease, exchange, hire, convey, mortgage or otherwise dispose of and turn to account and deal in, lands, leaseholds, any interests, estates and rights in real property, any personal or mixed property, and franchises, rights, licenses, permits or privileges of every character.~~

~~4.To acquire by purchase, exchange or otherwise, all, or any part of, or any interest in, the properties, assets, business and good will of any one or more persons, firms, associations, corporations or syndicates engaged in any business which the Corporation is authorized to engage in; to pay for the same in cash, property or its own or other securities; to hold, operate, reorganize, liquidate, sell or in any manner dispose of the whole or any part thereof; and in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of such persons, firms, associations, corporations or syndicates, and to conduct in any lawful manner the whole or any part of any business thus acquired.~~

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Exhibit A

~~5.To acquire by purchase, subscription, contract or otherwise, and to hold for investment or otherwise, sell, exchange, mortgage, pledge or otherwise dispose of, or turn to account or realize upon, and generally to deal in and with, any and all kinds of securities issued or created by, or interests in, corporations, associations, partnerships, firms, trustees, syndicates, individuals, municipalities or other political or governmental divisions or subdivisions, or any thereof, or by any combinations, organizations or entities whatsoever, irrespective of their form or the name by which they may be described; and to exercise any and all rights, powers, and privileges of individual ownership or interest in respect of any and all such securities and interests, including the right to vote thereon and to consent and otherwise act with respect thereto; to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities or interests, and to aid by loan, subsidy, guaranty or in any other manner permitted by law those issuing, creating, or responsible for any such securities or interests.~~

~~6.To develop, apply for, obtain, register, purchase, lease, take licenses in respect of or otherwise acquire, and to hold, own, use, operate, enjoy, turn to account, grant licenses in respect of, manufacture under, introduce, sell, assign, mortgage, pledge or otherwise dispose of any and all inventions, devices, formulae, processes, improvements and modifications thereof, letters patent and all rights connected therewith or appertaining thereunto, copyrights, trademarks, trade names, trade symbols and other indications of origin and ownership, franchises, licenses, grants and concessions granted by or recognized under the laws of the United States of America or of any state or subdivision thereof or of any other country or subdivision thereof.~~

~~7.To loan money upon the security of real and/or personal property of whatsoever name, nature or description, or without security.~~

~~8.To borrow money for any of the purposes of the Corporation, from time to time, and without limit as to amount; to issue and sell its own securities in such amounts, on such terms and conditions, for such purposes and for such prices, as the Board of Directors shall determine; and to secure such securities, by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets, business and good will of the Corporation, then owned or thereafter acquired.~~

~~It is the intention that the objects and purposes set forth in the foregoing clauses of this Article Third shall not, unless otherwise specified herein, be in any wise limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article in this Certificate, but that the objects and purposes specified in each of said clauses shall be regarded as independent objects and purposes.~~

~~It is also the intention that the foregoing clauses shall be construed as powers as well as objects and purposes; that the Corporation shall be authorized to conduct its business or hold property in any part of the United States and its possessions, and foreign countries; that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Corporation; and that generally the Corporation shall be authorized to exercise and enjoy all other powers conferred on corporations by the laws of Delaware.~~

FOURTH:

(2)Authority is hereby expressly granted to the Board of Directors subject to the provisions of this Article to authorize the issuance of one or more series of Preferred Stock and, with respect to each series, to fix by resolution or resolutions providing for the issuance of such series:

[...]

(g)The voting powers, if any, of such series in addition to the voting powers provided by law; ~~except that such powers shall not include the right to have more than one vote per share;~~

(h)Any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with law or with this Article.

122 2024 proxy statement

Exhibit A

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series, or decrease the number of shares constituting such series (but not below the number of shares of such series then outstanding).

~~(3)All shares of any one series of Preferred Stock shall be identical with all other shares of the same series except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of paragraph B. (2).~~

~~(4)(a)   The holders of Preferred Stock shall be entitled to receive cash dividends when and as declared by the Board of Directors at such rate per share per annum, cumulatively if so provided, and with such preferences, as shall have been fixed by the Board of Directors, before any dividends shall be paid upon or declared and set apart for the Common Stock or any other class of stock ranking junior to the Preferred Stock, and such dividends on each series of the Preferred Stock shall cumulate, if at all, from and after the dates fixed by the Board of Directors with respect to such cumulation. Accrued dividends shall bear no interest.~~

~~(b)   If dividends on the Preferred Stock are not declared in full then dividends shall be declared ratably on all shares of stock of each series of equal preference in proportion to the respective unpaid cumulative dividends, if any, to the end of the then current dividend period. No ratable distribution shall be declared or set apart for payment with respect to any series until accumulated dividends in arrears in full have been declared and paid on any series senior in preference.~~

~~(c)   Unless dividends on all outstanding shares of series of the Preferred Stock having cumulative dividend rights shall have been fully paid for all past dividend periods, and unless all required sinking fund payments, if any, shall have been made or provided for, no dividend (except a dividend payable in Common Stock or in any other class of stock ranking junior to the Preferred Stock) shall be paid upon or declared and set apart for the Common Stock or any other class of stock ranking junior to the Preferred Stock.~~

~~(d)   Subject to the foregoing provisions, the Board of Directors may declare and pay dividends on the Common Stock and on any class of stock ranking junior to the Preferred Stock, to the extent permitted by law. After full dividends for the current dividend period, and, in the case of Preferred Stock having cumulative dividend rights after all prior dividends have been paid or declared and set apart for payment, the holders of the Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, to all further dividends declared and paid in such current dividend period.~~

~~(5)In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock, the holders of the shares of each series of the Preferred Stock shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amount which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph B. (5), the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.~~

corporate.mcdonalds.com 123

Exhibit A

~~(6)Shares of any series of Preferred Stock which have been issued and reacquired in any manner by the Company (excluding shares purchased and retired, whether through the operation of a retirement or sinking fund or otherwise, and shares which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes) shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance fixed by the Board of Directors with respect to the shares of any other series of Preferred Stock.~~

~~(7)Except as otherwise specifically provided herein or in the authorizing resolutions, none of the shares of any series of Preferred Stock shall be entitled to any voting rights and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. So long as any shares of any series of Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of a majority of the then outstanding shares of Preferred Stock, irrespective of series, either expressed in writing (to the extent permitted by law) or by their affirmative vote at a meeting called for that purpose: (i) adopt any amendment to this Restated Certificate of Incorporation or take any other action which in any material respect adversely affects any preference, power, special right, or other term of the Preferred Stock or the holders thereof, (ii) create or issue any class of stock entitled to any preference over the Preferred Stock as to the payment of dividends, or the distribution of capital assets, (iii) increase the aggregate number of shares constituting the authorized Preferred Stock or (iv) create or issue any other class of stock entitled to any preference on a parity with the Preferred Stock as to the payment of dividends or the distribution of capital assets.~~

~~(8)If in any case the amounts payable with respect to any obligations to retire shares of the Preferred Stock are not paid in full in the case of all series with respect to which such obligations exist, the number of shares of each of such series to be retired pursuant to any such obligations shall be in proportion to the respective amounts which would be payable on account of such obligations if all amounts payable in respect of such series were discharged in full.~~

~~(9)The shares of Preferred Stock may be issued by the Corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors. Any and all shares for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid and nonassessable.~~

~~(10)For the purpose of the provisions of this Article dealing with Preferred Stock or of any resolution of the Board of Directors providing for the issuance of any series of Preferred Stock or of any certificate filed with the Secretary of State of the State of Delaware pursuant to any such resolution (unless otherwise provided in any such resolution or certificate):~~

~~(a)The term “outstanding”, when used in reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation and shares called for redemption, funds for the redemption of which shall have been set aside or deposited in trust;~~
~~(b)The amount of dividends “accrued” on any share of Preferred Stock as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date, whether or not earned or declared, and the amount of dividends “accrued” on any share of Preferred Stock as at any date other than a dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend date, whether or not earned or declared, plus an amount equivalent to interest on the involuntary liquidation value of such share at the annual dividend rate fixed for the shares of such series for the period after such last preceding dividend date to and including the date as of which the calculation is made;~~
~~(c)The term “class or classes of stock of the corporation ranking junior to the Preferred Stock” shall mean the Common Stock of the Corporation and any other class or classes of stock of the Corporation hereafter authorized which shall rank junior to the Preferred Stock as to dividends or upon liquidation.~~

124 2024 proxy statement

Exhibit A

EIGHTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware the Board of Directors is expressly authorized and empowered:

[. . .]

(b)By a resolution or resolutions passed by ~~a majority of~~ the ~~whole~~ Board, to designate one or more committees, each committee to consist of ~~two~~ one or more of the directors of the Corporation which, to the extent provided in said resolution or resolutions or in the by-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors;

[. . .]

~~(e)Without any action by the stockholders, to authorize the borrowing of moneys for any of the purposes of the Corporation and, from time to time without limit as to amount, to authorize and cause the making, execution, issuance, sale or other disposition of promissory notes, drafts, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and the securing of the same by mortgage, pledge, deed of trust or otherwise.~~

[. . .]

~~The Corporation shall have power to indemnify any and all of its directors or officers or former directors or officers or any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor against liabilities and expenses actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they, or any of them, are made parties, or a party, by reason of being or having been directors or officers or a director or officer of the Corporation, or of such other corporation, except in relation to matters as to which any such director or officer or former director or officer or person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled, under any by-law, agreement, vote of stockholders or otherwise.~~

TWELFTH: Board of Directors.

(a)Number, Election and Terms. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than 7 nor more than 15 persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors.

~~The directors, other than directors elected separately as a class by the holders of any one or more series of Preferred Stock, shall be and are divided into classes, with the terms of the classes elected at the annual meetings of stockholders held in 2010, 2011 and 2012, respectively, expiring at the third annual meeting of stockholders held after the election of such class of directors; provided that such division shall terminate at the third annual meeting of stockholders held after the 2012 annual meeting of stockholders. Notwithstanding the preceding sentence, but subject~~ Subject to the rights of the holders of any one or more series of Preferred Stock to elect directors separately as a class, each director elected by the stockholders ~~after the 2012 annual meeting of stockholders~~ shall serve for a term expiring at the first annual meeting of stockholders held after such director’s election.

corporate.mcdonalds.com 125

Exhibit A

(b)Newly Created Directorships and Vacancies. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office. Directors so chosen shall hold office for a term expiring at the ~~annual meeting of stockholders at which the term of the class to which they have been elected expires or, following the termination of the division of directors into three classes, directors so chosen shall hold office for a term expiring at the~~ next annual meeting of stockholders held after their election as directors. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
(c)Removal. Subject to the rights of the holders of any one or more series of Preferred Stock to elect additional directors under specific circumstances, (i) ~~any director serving in a class of directors elected for a term expiring at the third annual meeting of stockholders following the election of such class shall be removable only for cause, and all other~~ directors shall be removable either with or without cause, and (ii) the removal of any director, whether with or without cause, shall require the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation outstanding and entitled to vote thereon.

126 2024 proxy statement

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© 2024 McDonald's Corporation
MCD15-4858

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V38421-P07603 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain For Against Abstain For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! C/O McDONALD'S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 SCAN TO VIEW MATERIALS & VOTEw Read the Proxy Statement and have the proxy card in hand. Please note that the telephone and pre-meeting Internet voting turns off at 10:59 p.m. Central Time on May 21, 2024. 401(k) plan participants must vote by 10:59 p.m. Central Time on May 19, 2024. Vote by Internet: Before the meeting - www.proxyvote.com or scan the QR code above with your smartphone. During the virtual meeting (see the Proxy Statement for pre-registration instructions) - https://www.cesonlineservices.com/mcd24_vm Vote by Phone: 1-800-690-6903 Vote by Mail: Complete this proxy card, sign and return it using the enclosed envelope. McDONALD'S CORPORATION ANNUAL SHAREHOLDERS' MEETING FOR HOLDERS AS OF 3/25/24 TO BE HELD ON 5/22/24 AT 9:00 A.M. CENTRAL TIME McDONALD'S CORPORATION A Proposals The Board recommends a vote FOR each of its Director nominees identified on this proxy card. 1. Election of 12 Directors to serve until the Company's 2025 Annual Shareholders’ Meeting and until their successors have been elected and qualified. 1a. Anthony Capuano The Board recommends a vote FOR management proposal 2. The Board recommends a vote FOR management proposal 4. The Board recommends a vote FOR management proposal 3. 2. Advisory Vote to Approve Executive Compensation. 3. Vote to Approve an Amendment to the Company's Restated Certificate of Incorporation to Limit Liability of Officers as Permitted by Law. 4. Vote to Approve Amendments to the Company's Restated Certificate of Incorporation to Implement Miscellaneous Changes. 6. Advisory Vote on Adoption of Antibiotics Policy. 9. Advisory Vote on Congruency Analysis on Human Rights. 10. Advisory Vote on Corporate Giving Disclosure. 11. Advisory Vote on Annual Report on Global Political Influence. 7. Advisory Vote on Worldwide Switch to Cage-Free Eggs. 8. Advisory Vote on Poultry Welfare Disclosure. The Board recommends a vote FOR management proposal 5. The Board recommends a vote AGAINST shareholder proposals 6 through 11. 5. Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. This proxy is solicited on behalf of the Board of Directors (the Board) of McDonald’s Corporation (the Company). The shares represented by this proxy will be voted as directed by the shareholder (see reverse side). If this signed card contains no specific voting instructions, the shares will be voted with the Board’s recommendations, except for 401(k) Plan participants. For Against Abstain Authorized Signatures — This section MUST be completed for your vote to be counted. — Sign B and Date Below I (we) hereby revoke any proxy previously given, and appoint Christopher Kempczinski, Ian Borden and Desiree Ralls-Morrison, and each of them, as proxies with full power of substitution to vote in the manner provided above, all shares the undersigned is entitled to vote at the Company's 2024 Annual Shareholders’ Meeting, or any postponement or adjournment thereof, and further authorize each such proxy to vote in his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including, without limitation, to vote for the election of such substitute nominee(s) for Director as such proxies may select in the event that any nominee(s) named above become(s) unable to serve. (401(k) Plan participants are appointing the Plan Trustee – see reverse side.) ! ! ! Your vote is important. Thank you for voting. Please sign as your name(s) appear(s) above and return the card promptly. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you attend the meeting and decide to vote online through the virtual meeting website, such vote will supersede this proxy. ! ! ! 1c. Lloyd Dean 1b. Kareem Daniel 1e. Margaret Georgiadis 1d. Catherine Engelbert 1f. Michael Hsu 1g. Christopher Kempczinski 1h. John Mulligan 1i. Jennifer Taubert 1j. Paul Walsh 1k. Amy Weaver 1l. Miles White ! ! !

V38422-P07603 Proxy — McDONALD'S CORPORATION Voting Instructions for McDonald’s Corporation 401(k) Plan Participants 401(k) plan participants must vote by 10:59 p.m. Central Time on May 19, 2024. By casting your vote on the reverse side of this proxy card, you are directing the Trustee of the McDonald's Corporation 401(k) Plan (the Plan) to vote the shares of common stock of McDonald's Corporation that are allocated to your Plan account(s), as well as any shares that have not been voted by other Plan participants and/or have not yet been allocated to Plan participants' accounts. If you do not specify voting instructions, the Trustee will vote these shares in accordance with the terms of the Plan. If you do NOT want to vote all shares in the same way, please contact Broadridge, the independent inspector of election, via email at mcdonalds@broadridge.com, or indicate that you want to vote the Plan shares and registered shares separately. Your directions to vote Plan shares will be kept confidential by Broadridge. McDonald’s Corporation Annual Shareholders’ Meeting Information Wednesday, May 22, 2024 9:00 a.m. Central Time Virtual meeting at https://www.cesonlineservices.com/mcd24_vm To be admitted to the meeting as a shareholder, you must pre-register by visiting the website set forth above and using the control number on this proxy card. You must pre-register by 9:00 a.m. Central Time on Monday, May 20, 2024. More information on pre-registration can be found in the Proxy Statement. Important Notice Regarding the Availability of Proxy Materials for McDonald’s Corporation's Annual Shareholders’ Meeting to be Held on May 22, 2024: The Notice and Proxy Statement and the 2023 Annual Report to Shareholders are available at www.proxyvote.com.